REGISTRATION NO. 333-38073

      As filed with the Securities and Exchange Commission on June 23, 1998

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                                               13-3416059
----------------------------                                  ----------------
(State or other jurisdiction                                  (I.R.S. Employer
     of incorporation)                                       Identification No.)


                             WORLD FINANCIAL CENTER
                            NORTH TOWER - 15TH FLOOR
                                250 VESEY STREET
                          NEW YORK, NEW YORK 10281-1315
                                 (212) 449-0336
               ---------------------------------------------------
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                                executive office)

                         ------------------------------

                               JEFFREY W. KRONTHAL
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                             WORLD FINANCIAL CENTER
                             NORTH TOWER-10TH FLOOR
                                250 VESEY STREET
                          NEW YORK, NEW YORK 10281-1315
                                 (212) 449-0336
            ----------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                         ------------------------------

                                 with copies to:

                             RICHARD D. RUDDER, ESQ.
                            WILLKIE FARR & GALLAGHER
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019
                                 (212) 728-8000

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement, determined in light of market and other conditions.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

================================================================================


                         CALCULATION OF REGISTRATION FEE

=============================================================================================
                                                   Proposed       Proposed
                                                    Maximum        Maximum          Amount
                                                   Aggregate      Aggregate           of
  Title of Each Class of         Amount to be      Price per       Offering      Registration
Securities to be Registered      Registered(1)(2)   Unit(3)        Price(3)          Fee
---------------------------------------------------------------------------------------------
Mortgage Pass-Through
   Certificates, issued in
   series................        $1,000,000(3)      100%      $1,000,000(1)         $295
=============================================================================================


(1) $2,982,452,000 aggregate principal amount of Mortgage Pass-Through Certificates registered by the Registrant under Registration Statement No. 333-38073 referred to below and not previously sold are consolidated in this Registration Statement pursuant to Rule 429. All registration fees in connection with such unsold amount of Mortgage Pass-Through Certificates have been previously paid by the Registrant under the foregoing Registration Statement.

(2) There is also being registered hereunder an indeterminate amount of Certificates that may be sold by Registrant or any affiliate of Registrant, including Merrill Lynch, in furtherance of market-making activities in the Certificates and in connection with which it is necessary under the federal securities laws to deliver a market-making prospectus.

(3)  Estimated solely for purposes of determining the registration fee.

                         ------------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

     Pursuant to Rule 429 of the Securities Act of 1933, the Prospectus and Prospectus Supplement contained in this Registration Statement also relates to the Registrant's Registration Statement on Form S-3 (Registration No. 333-38073). This Registration Statement, which is a new registration statement, also constitutes a post-effective amendment to Registration Statement 333-38073. Such post-effective amendment shall hereafter become effective concurrently with the effectiveness of this Registration Statement in accordance with Section 8(a) of the Securities Act of 1933.


             CROSS REFERENCE SHEET FURNISHED PURSUANT TO RULE 404(a)

                                                                                LOCATION IN
         ITEMS AND CAPTIONS IN FORM S-3                                         PROSPECTUSES
         ------------------------------                                         ------------

 1.    Forepart of Registration Statement and Outside Front
       Cover Page of Prospectus .................................    Forepart of Registration Statement
                                                                     and Outside Front Cover Page of
                                                                     Prospectus**

 2.    Inside Front and Outside Back Cover Pages                     Inside Front Cover Page of
       of Prospectus ............................................    Prospectus and Outside Back Cover
                                                                     Page of Prospectus**

 3.    Summary Information, Risk Factors and Ratio of Earnings
       to Fixed Charges .........................................  Summaries of Prospectus; Risk Factors

 4.    Use of Proceeds...........................................    Use of Proceeds**

 5.    Determination of Offering Price...........................    *

 6.    Dilution..................................................    *

 7.    Selling Security Holders..................................    *

 8.    Plan of Distribution.......................................   Method of Distribution**

 9.    Description of Securities to Be Registered.................   Outside Front Cover Page; Summaries
                                                                     of Prospectus; Description of the
                                                                     Trust Funds; Description of the
                                                                     Certificates**

10.    Interests of Named Experts and Counsel.....................   *

11.    Material Changes...........................................   Financial Information

12     Incorporation of Certain Information by Reference..........   Incorporation of Certain
                                                                     Information by Reference

13.    Disclosure of Commission Position on Indemnification for
       Securities Act Liabilities ................................   See page II-2


-----------
*    Answer negative or item inapplicable.

**   To be completed or provided from time to time by Prospectus Supplement.

                   SUBJECT TO COMPLETION, DATED JUNE 23, 1998

PROSPECTUS SUPPLEMENT
--------------------------------
(TO PROSPECTUS DATED ______, 1998)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 199_ -____

                         $________ CLASS A CERTIFICATES
                         $________ CLASS B CERTIFICATES

                                   ----------

           The Series 199___-____ Mortgage Pass-Through Certificates (the "Certificates") will consist of four classes (each, a "Class") of Certificates, designated as the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates. As and to the extent described herein, the Class B, Class C and Class R Certificates will be subordinate to the Class A Certificates; and the Class C and Class R Certificates will be subordinate to the Class B Certificates. Only the Class A and Class B Certificates (collectively, the "Offered Certificates") are offered hereby. It is a condition of their issuance that the Class A and Class B Certificates be rated not lower than "____" and "____", respectively, by _______________

                                                        (Continued on next page)

                                   ----------

      PROSPECTIVE INVESTORS SHOULD CONSIDER THE INFORMATION SET FORTH UNDER
        "RISK FACTORS" ON PAGE S-20 OF THIS PROSPECTUS SUPPLEMENT AND ON
                           PAGE 18 OF THE PROSPECTUS.

                                   ----------

    PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN
  INTEREST IN OR OBLIGATION OF THE DEPOSITOR OR ANY OF ITS AFFILIATES. NEITHER
    THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED
                 BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

                                   ----------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                                   ----------

       THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR
         ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE
                             CONTRARY IS UNLAWFUL.

                                   ----------

           Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), through one or more of its affiliates, intends to make a secondary market in the Offered Certificates, but has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. See "Risk Factors--Limited Liquidity" herein.

           The Offered Certificates will be purchased by the Underwriter from the Depositor and will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor estimated to be approximately $_____________, will be ______% of the initial aggregate Certificate Balance of the Offered Certificates, plus accrued interest.

           The Offered Certificates are offered by the Underwriter, subject to prior sale, to withdrawal, cancellation or modifications of the offer without notice, to receipt and acceptance by the Underwriter and to certain additional conditions. It is expected that the Class A Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company and that the Class B Certificates will be delivered at the offices of the Underwriter, World Financial Center, North Tower, New York, New York 10281, on or about _____________, 199__ (the "Delivery Date"), against payment therefor in immediately available funds.

                                   ----------

                               MERRILL LYNCH & CO.

                                   ----------

            The date of this Prospectus Supplement is _______, 199_.


       Information contained herein is subject to completion or amendment. Offers to buy these securities may not be accepted without the delivery of a final prospectus supplement and prospectus. This prospectus supplement and the accompanying prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

(cover continued)

           The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), to be established by Merrill Lynch Mortgage Investors, Inc. (the "Depositor"), that will consist primarily of a segregated pool (the "Mortgage Pool") of ____ conventional, multifamily, balloon mortgage loans (the "Mortgage Loans"). As of ____________, 199___ (the "Cut-off Date"), the Mortgage Loans had an aggregate principal balance (the "Initial Pool Balance") of $___________________, after application of all payments of principal due on or before such date, whether or not received. The initial principal balance of the Class A Certificates will be $__________________, which represents _____% of the Initial Pool Balance; and the initial principal balance of the Class B Certificates will be $_____________, which represents ___% of the Initial Pool Balance.

           The Mortgage Loans provide for monthly payments of principal and/or interest ("Monthly Payments"), in all cases based on amortization schedules that are significantly longer than their remaining terms, thereby leaving substantial principal amounts due and payable on their respective maturity dates. As more fully described herein, (i) ___ of the Mortgage Loans (the "ARM Loans"), which represent ______% of the Initial Pool Balance, provide for periodic adjustments (which may occur monthly, semi-annually or annually) to the respective annualized rates at which they accrue interest (their "Mortgage Rates") based on fluctuations in a base index (an "Index") and subject to the limitations described herein, and (ii) the remaining Mortgage Loans (the "Fixed Rate Loans") bear interest at fixed Mortgage Rates. Adjustments to the Mortgage Rates on ____ of the ARM Loans (the "COFI ARM Loans"), which represent ______% of the Initial Pool Balance, are based upon changes in the monthly weighted average cost of funds of member savings institutions of the Eleventh Federal Home Loan Bank District (the "COFI Index"). __________________ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Monthly Payment adjustments that occur less frequently than Mortgage Rate adjustments and/or payment caps that limit the amount by which a Monthly Payment can change in response to a change in the Mortgage Rate, which in either case may result in Monthly Payments that are greater or less than the amount necessary to amortize the loan fully over its remaining amortization term and pay interest at the then applicable Mortgage Rate. Consequently, those ARM Loans (and, accordingly, the Offered Certificates) may from time to time be subject to periods of accelerated, slower or negative amortization.

           All of the Mortgage Loans are currently held by _____________ (the "Mortgage Loan Seller"), which either originated the Mortgage Loans or acquired them from their respective originators. On or before the date of initial issuance of the Certificates, the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller and will transfer them to the Trustee in exchange for the Certificates.

           Distributions of interest on and principal of the Certificates will be made, to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, beginning in _____________ 199____ (each, a "Distribution Date"). As more fully described herein, distributions allocable to interest accrued on each Class of Offered Certificates will be made on each Distribution Date based on the variable pass-through rate (the "Pass-Through Rate") then applicable to such Class and the stated principal amount (the "Certificate Balance") of such Class outstanding immediately prior to such Distribution Date. The Pass-Through Rates for the Class A and Class B Certificates applicable to the first Distribution Date will be _________% and ________% per annum, respectively. Subsequent to the initial Distribution Date, the Pass-Through Rate for the Class A Certificates will equal from time to time monthly LIBOR plus ______ basis points, subject to a maximum of _____% per annum and a minimum of ______% per annum; except when such rate exceeds a "funds-available cap rate" calculated as described herein, at which time the Pass-Through Rate for the Class A Certificates will equal the weighted average of, subject to certain adjustments described herein, the Net Mortgage Rates on the Mortgage Loans. Subsequent to the initial Distribution Date, the Pass-Through Rate for the Class B Certificates will equal from time to time the weighted average of, subject to certain adjustments described herein, the Net Mortgage Rates on the Mortgage Loans. The Net Mortgage Rate for any Mortgage Loan is its Mortgage Rate less _____ basis points. Distributions allocable to principal of each Class of Offered Certificates will be made in the amounts and in accordance with the priorities described herein. See "Description of the Certificates--Distributions" herein.

           The yield to maturity on each Class of Offered Certificates will depend on, among other things, fluctuations in its respective Pass-Through Rate and the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on the Mortgage Loans. See "Yield and Maturity Considerations" herein and "Yield Considerations" and "Risk Factors--Average Life of Certificates; Prepayments; Yields" in the Prospectus.

           An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. The Offered Certificates and the Class C Certificates (collectively, the "REMIC Regular Certificates") will constitute "regular interests", and the Class R Certificates will constitute the sole class of "residual interests", in the Trust Fund. See "Material Federal Income Tax Consequences" herein and in the Prospectus.

                                   ----------

           THE PROSPECTUS THAT ACCOMPANIES THIS PROSPECTUS SUPPLEMENT CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING THAT IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL TO OBTAIN MATERIAL INFORMATION CONCERNING THE OFFERED CERTIFICATES. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT.

                                   ----------

           UNTIL NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                           TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
SUMMARY OF PROSPECTUS SUPPLEMENT .................................................................   S-5

RISK FACTORS .....................................................................................   S-20
  Certain Risk Factors Associated With the Certificates...........................................   S-20
    Limited Liquidity for Offered Certificates....................................................   S-20
    Certain Yield and Maturity Considerations ....................................................   S-20
    Mortgage Loan Repayment Considerations........................................................   S-21
  Certain Risk Factors Associated With the Mortgage Loans.........................................   S-21
    Risks of Lending on Income-Producing Properties ..............................................   S-21
    Limited Recourse on Mortgage Loans............................................................   S-22
    Environmental Law Considerations .............................................................   S-22
    Geographic Concentration of Properties Increasing Isolated Geographic Risk....................   S-22
    Concentration of Mortgage Loans and Borrowers Increasing Single Borrower Risk.................   S-22
    Adjustable Rate Mortgage Loans; Negative Amortization May Cause Higher Default Rate...........   S-23
    Balloon Payments on Mortgage Loans; Heightened Risk of Borrower Default.......................   S-23

DESCRIPTION OF THE MORTGAGE POOL .................................................................   S-23
  General ........................................................................................   S-23
  Certain Payment Characteristics ................................................................   S-24
  The Eleventh District Cost of Funds Index ......................................................   S-25
  Additional Mortgage Loan Information ...........................................................   S-26
  The Mortgage Loan Seller .......................................................................   S-32
    General ......................................................................................   S-32
    Delinquency and Foreclosure Experience .......................................................   S-32
  Underwriting Standards .........................................................................   S-33
  Assignment of the Mortgage Loans; Repurchase ...................................................   S-33
  Representations and Warranties; Repurchases ....................................................   S-34
  Changes in Mortgage Pool Characteristics .......................................................   S-35

SERVICING OF THE MORTGAGE LOANS ..................................................................   S-35
  General ........................................................................................   S-35
  The Master Servicer ............................................................................   S-36
  Servicing and Other Compensation and Payment of Expenses .......................................   S-36
  Modifications, Waivers and Amendments ..........................................................   S-37
  Inspections; Collection of Operating Information ...............................................   S-38
  Additional Obligations of the Master Servicer with Respect to ARM Loans ........................   S-38

DESCRIPTION OF THE CERTIFICATES ..................................................................   S-38
  General ........................................................................................   S-38
  Distributions ..................................................................................   S-40
    Method, Timing and Amount ....................................................................   S-40
    Priority .....................................................................................   S-40
    Pass-Through Rates ...........................................................................   S-42
    Determination of LIBOR .......................................................................   S-42
    Distributable Certificate Interest ...........................................................   S-43
    Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount ........   S-44
    Certain Calculations with Respect to Individual Mortgage Loans ...............................   S-44
  Subordination ..................................................................................   S-45
  P&I Advances ...................................................................................   S-45
  Reports to Certificateholders; Available Information ...........................................   S-46
  Voting Rights ..................................................................................   S-47
  Termination ....................................................................................   S-47
  Trustee ........................................................................................   S-48


                                      S-3

                                                                                                     PAGE
                                                                                                     ----
YIELD AND MATURITY CONSIDERATIONS ................................................................   S-48
  Yield Considerations ...........................................................................   S-48
    General ......................................................................................   S-48
    Pass-Through Rate ............................................................................   S-48
    Rate and Timing of Principal Payments ........................................................   S-50
    Losses and Shortfalls ........................................................................   S-51
    Certain Relevant Factors .....................................................................   S-51
    Delay in Payment of Distributions ............................................................   S-52
    Unpaid Distributable Certificate Interest ....................................................   S-52
  Weighted Average Life ..........................................................................   S-52

USE OF PROCEEDS ..................................................................................   S-55

MATERIAL FEDERAL INCOME TAX CONSEQUENCES .........................................................   S-55

ERISA CONSIDERATIONS .............................................................................   S-55

LEGAL INVESTMENT .................................................................................   S-57

METHOD OF DISTRIBUTION ...........................................................................   S-57

LEGAL MATTERS ....................................................................................   S-58

RATING ...........................................................................................   S-58

INDEX OF DEFINITIONS .............................................................................   S-59

ANNEX A...........................................................................................   S-61


                        SUMMARY OF PROSPECTUS SUPPLEMENT

           The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this summary may be defined elsewhere in this Prospectus Supplement or in the Prospectus. An "Index of Definitions" is included at the end of both this Prospectus Supplement and the Prospectus. Terms that are used but not defined in this Prospectus Supplement will have the meanings specified in the Prospectus.

Title of Certificates ...............Merrill Lynch Mortgage Investors, Inc.,
                                       Mortgage Pass-Through Certificates,
                                       Series 199__-____ (the "Certificates"),
                                       to be issued in four Classes designated
                                       as the Class A, Class B, Class C and
                                       Class R Certificates. The Class A, Class
                                       B and Class C Certificates are herein
                                       collectively referred to from time to
                                       time as the "REMIC Regular Certificates".
                                       Only the Class A and Class B
                                       Certificates (collectively, the "Offered
                                       Certificates") are offered hereby. The
                                       Class C and Class R Certificates are
                                       herein collectively referred to from time to time as the "Private Certificates".

Depositor ...........................Merrill Lynch Mortgage Investors, Inc., a
                                       Delaware corporation. The Depositor is a wholly-owned, limited purpose finance subsidiary of Merrill Lynch Mortgage Capital Inc., which is a wholly owned indirect subsidiary of Merrill Lynch & Co., Inc. Neither the Depositor nor any of its affiliates has insured or guaranteed the Offered Certificates. See "The Depositor" in the Prospectus.

Issuer ..............................The Trust Fund established under the
                                       Pooling and Servicing Agreement, as they are described below under "Description of the Certificates."

Master Servicer .....................______________________________, a
                                       _____________________. The primary
                                       compensation of the Master Servicer for
                                       servicing and administering the Mortgage
                                       Loans will be a monthly fee (the
                                       "Servicing Fee") payable on a
                                       loan-by-loan basis out of related
                                       interest collections equal to the portion of such collections accrued at a rate equal to 0.___% per annum (the "Servicing Fee Rate"). See "Servicing of the Mortgage Loans--The Master Servicer" and "--Servicing and Other Compensation and Payment of Expenses" herein.

Trustee ............................._____________________, a
                                       _______________________. The Master
                                       Servicer will be responsible for the fees of the Trustee. See "Description of the Certificates--Trustee" herein.

Mortgage Loan Seller ................________________________, a
                                       __________________________. On or prior
                                       to the Delivery Date, the Depositor will acquire the Mortgage Loans from the Mortgage Loan Seller pursuant to a Mortgage Loan Purchase Agreement, dated [the date hereof], between the Depositor and the Mortgage Loan Seller (the "Mortgage Loan Purchase Agreement"). In the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller has made certain representations and warranties to the Depositor regarding the characteristics and quality of the Mortgage Loans and, as more particularly described herein, has agreed to cure any material breach thereof or repurchase the affected Mortgage Loan. In connection with the assignment of its interests in the Mortgage Loans to the Trustee, the Depositor will also assign its rights under the Mortgage Loan Purchase Agreement insofar as they relate to or arise out of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. See "Description of the Mortgage Pool--The Mortgage Loan Seller" and "--Representations and Warranties;
                                       Repurchases" herein.

Cut-off Date ........................___________________, 199__.

Delivery Date .......................___________________, 199__.

Registration of the
  Class A Certificates ..............The Class A Certificates will be represented by one or more global
                                       Certificates registered in the name of
                                       Cede & Co., as nominee of The Depository
                                       Trust Company ("DTC"). No person
                                       acquiring an interest in the Class A
                                       Certificates (any such person, a "Class A
                                       Certificate Owner") will be entitled to
                                       receive a Class A Certificate in fully
                                       registered, certificated form (a
                                       "Definitive Class A Certificate"),
                                       except under the limited circumstances
                                       described in the Prospectus under
                                       "Description of the Certificates--Book
                                       Entry Registration and Definitive
                                       Certificates". Instead, DTC will effect
                                       payments and transfers in respect of the Class A Certificates by means of its electronic recordkeeping services, acting through certain participating organizations ("Participants"). This may result in certain delays in receipt of payments by an investor and may restrict an investor's ability to pledge its securities. Unless and until Definitive Class A Certificates are issued, all references herein to the rights of holders of the Class A Certificates are to the rights of Class A Certificate Owners as they may be exercised through DTC and its
                                       Participants, except as otherwise
                                       specified herein. See "Description of the Certificates--General" herein and
                                       "Description of the
                                       Certificates--Book-Entry Registration and
                                       Definitive Certificates" in the
                                       Prospectus.

Denominations .......................The Class A Certificates will be issued, maintained and transferred on the
                                       book-entry records of DTC and its
                                       Participants in denominations of $1,000
                                       and in integral multiples thereof. The
                                       Class B Certificates will be issuable in fully registered, certificated form in denominations of $____________ and in integral multiples of $1,000 in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class.

The Mortgage Pool ...................The Mortgage Pool will consist of _____
                                       conventional, balloon Mortgage Loans with an Initial Pool Balance of
                                       $_________________. Each Mortgage Loan is
                                       secured by a first mortgage lien on a fee simple estate in a multifamily rental property (each, a "Mortgaged Property"). ________ of the Mortgage Loans, which represent _____% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in _______________. The remaining Mortgaged Properties are located throughout ___________ other states. See
                                       "Description of the Mortgage
                                       Pool--Additional Mortgage Loan
                                       Information" herein. ___________ of the
                                       Mortgage Loans, which represent ______%
                                       of the Initial Pool Balance, provide for scheduled payments of principal and/or interest ("Monthly Payments") to be due on the first day of each month; the remainder of the Mortgage Loans provide for Monthly Payments to be due on the ____, _____, _____ or _____ day of each month (the date in any month on which a
                                       Monthly Payment on a Mortgage Loan is
                                       first due, the "Due Date"). The
                                       annualized rate at which interest accrues
                                       (the "Mortgage Rate") on ____ of the
                                       Mortgage

                                       Loans (the "ARM Loans"), which represent
                                       _____% of the Initial Pool Balance, is
                                       subject to adjustment on specified Due
                                       Dates (each such date of adjustment, an
                                       "Interest Rate Adjustment Date") by
                                       adding a fixed number of basis points (a
                                       "Gross Margin") to the value of a base
                                       index (an "Index"), subject, in [most]
                                       cases, to lifetime maximum and/or minimum
                                       Mortgage Rates, and in _____ cases, to
                                       periodic maximum and/or minimum Mortgage
                                       Rates, in each case as described herein;
                                       and the remaining Mortgage Loans (the
                                       "Fixed Rate Loans") bear interest at
                                       fixed Mortgage Rates. ____ of the ARM
                                       Loans, which represent ___% of the
                                       Initial Pool Balance, provide for
                                       Interest Rate Adjustment Dates that occur monthly, while the remainder of the ARM Loans provide for adjustments of the Mortgage Rate to occur semi-annually or annually. __________ of the ARM Loans (the "COFI ARM Loans"), which represent ______% of the Initial Pool Balance, provide for Mortgage Rate adjustments based on changes in the monthly weighted average cost of funds of member savings institutions of the Eleventh Federal Home Loan Bank District (the "COFI Index"); and the remaining ARM Loans, which represent _____% of the Initial Pool Balance, provide for Mortgage Rate adjustments based on United States Treasury yield indices (each, a "Treasury Index"). See "Description of the
                                       Mortgage Pool--Certain Payment
                                       Characteristics" herein.

                                     The amount of the Monthly Payment on all of
                                       the ARM Loans is subject to adjustment on specified Due Dates (each such date, a "Payment Adjustment Date") generally to an amount that would amortize the outstanding principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the then applicable Mortgage Rate, subject, in the case of [most] of the ARM Loans, to payment caps ("Payment Caps"), which limit the amount by which the Monthly Payment may adjust on any Payment Adjustment Date as described herein. _____________ of the ARM Loans, which represent ________% of the Initial Pool Balance, provide for Payment Adjustment Dates that occur annually, while the remainder of the ARM Loans provide for adjustments of the Monthly Payment to occur monthly or semi-annually.

                                     __________ of the ARM Loans, which
                                       represent ___% of the Initial Pool
                                       Balance, have Payment Adjustment Dates
                                       that occur less frequently than Interest
                                       Rate Adjustment Dates and/or provide for Payment Caps that limit the amount by which a Monthly Payment can change in response to a change in the Mortgage Rate. As a result, the amount of a Monthly Payment in those cases may be greater or less than the amount necessary to amortize the loan fully over its then remaining amortization schedule and pay interest at the then applicable Mortgage Rate, and accordingly, those ARM Loans may be subject to periods of slower amortization (if the Monthly Payment due on a Due Date is sufficient to pay interest accrued to such Due Date at the applicable Mortgage Rate but is not sufficient to reduce principal in accordance with the applicable amortization schedule), to negative amortization (if interest accrued to a Due Date at the applicable Mortgage Rate is greater than the entire Monthly Payment due on such Due Date), or to accelerated amortization (if the Monthly Payment due on a Due Date is greater than the amount necessary to pay interest accrued to such Due Date at the applicable Mortgage Rate and to reduce principal in accordance with the applicable amortization schedule). All of the Mortgage Loans that permit negative amortization limit the amount by which the original principal balance may be exceeded as a result of negative amortization. In addition, the ARM Loans with Payment Caps provide by their terms that the Payment Caps will not be applicable on specified Payment Adjustment Dates. No ARM Loan that permits negative amortization had a Cut-off Date Balance (that is, a principal balance as of the Cut-off Date, after the application of all payments due on or before such date, whether or not received) in excess of its original principal balance.

                                     All of the Mortgage Loans provide for
                                       monthly payments of principal based on
                                       amortization schedules significantly
                                       longer than the remaining terms of such
                                       Mortgage Loans, thereby leaving
                                       substantial principal amounts due and
                                       payable (each such payment, a "Balloon
                                       Payment") on their respective maturity
                                       dates, unless prepaid prior thereto.
                                       Loans with Balloon Payments involve a
                                       greater risk to a lender than
                                       self-amortizing loans because the ability of a borrower to make a Balloon Payment typically will depend upon its ability to fully refinance the loan or to sell the related Mortgaged Property at a price sufficient to permit the borrower to make the Balloon Payment. The inability of a borrower to timely make a Balloon Payment will constitute a default from which losses could ensue. Moreover, and whether or not losses are ultimately sustained, any delay in the collection of a Balloon Payment that would otherwise be distributable in respect of a class of Offered Certificates will likely extend the weighted average life of such class. See "Risk Factors--The Mortgage Loans--Balloon Payments" herein and "Risk Factors--Balloon Payments; Borrower
                                       Default" in the Prospectus.

                                     [No Mortgage Loan currently prohibits
                                       voluntary principal prepayments; however,
                                       [certain] of the Mortgage Loans impose
                                       fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments.] [____ of the Fixed Rate Loans, which represent ___% of the Initial Pool Balance, prohibit voluntary prepayments of principal for a period (a "Lock-out Period") ending on a date (a "Lock-out Expiration Date") specified in the related Mortgage Note, and impose fees or penalties ("Prepayment
                                       Premiums") in connection with prepayments of principal made thereafter]. Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, to the extent not otherwise applied to offset Prepayment Interest Shortfalls, and may be waived by the Master Servicer in accordance with the servicing standard described under "Servicing of the Mortgage
                                       Loans--General" herein.

                                     As of the Cut-off Date, the Mortgage Loans
                                       had the following additional
                                       characteristics:

                                        (i)    Mortgage Rates ranging from ____%
                                               per annum to ____% per annum, and
                                               a weighted average Mortgage Rate
                                               of _____% per annum;

                                        (ii)   in the case of the ARM Loans,
                                               Gross Margins ranging from _____
                                               basis points to _____ basis
                                               points, and a weighted average
                                               Gross Margin of _____ basis
                                               points;

                                        (iii)  for those ___ ARM Loans as to
                                               which such characteristic
                                               applies, minimum lifetime
                                               Mortgage Rates ranging from ___%
                                               per annum to ___% per annum, and
                                               a weighted average minimum
                                               lifetime Mortgage Rate of ____%
                                               per annum;

                                        (iv)   for those ___ ARM Loans as to
                                               which such characteristic
                                               applies, maximum lifetime
                                               Mortgage Rates ranging from ___%
                                               per annum to ___% per annum, and
                                               a weighted average maximum
                                               lifetime Mortgage Rate of ___%
                                               per annum;

                                        (v)    Cut-off Date Balances ranging
                                               from $____________ to
                                               $____________, and an average
                                               Cut-off Date Balance of
                                               $____________;

                                        (vi)   original terms to scheduled
                                               maturity ranging from ___ months
                                               to ____ months, and a weighted
                                               average original term to
                                               scheduled maturity of ___ months;

                                        (vii)  remaining terms to scheduled
                                               maturity ranging from ___ months
                                               to ____ months, and a weighted
                                               average remaining term to
                                               scheduled maturity of ____
                                               months;

                                        (viii) Cut-off Date LTV Ratios (that is,
                                               in each case, a loan-to-value
                                               ratio based upon (a) the Cut-off
                                               Date Balance of the Mortgage
                                               Loan, and (b) the appraised value
                                               of the related Mortgaged Property
                                               determined at the time of
                                               origination of such loan) ranging
                                               from _____% to ____%, and a
                                               weighted average Cut-off Date LTV
                                               Ratio of _____%; and

                                        (ix)   Debt Service Coverage Ratios
                                               (calculated as more particularly
                                               described under "Description of
                                               the Mortgage Pool--Additional
                                               Mortgage Loan Information"), for
                                               those ____ Mortgage Loans as to
                                               which the ratios could be so
                                               calculated, ranging from _______x
                                               to ______x, and a weighted
                                               average Debt Service Coverage
                                               Ratio of _______x.

                                     The Mortgage Loans were originated between
                                       19__ and 19__.

Description of the Certificates .....The Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of the Cut-off Date, among the Depositor, the Master Servicer and the Trustee (the "Pooling and Servicing Agreement"), and will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting of the Mortgage Pool and certain related assets.

A. Certificate Balance ..............The aggregate Certificate Balance of the
                                       Certificates as of the Delivery Date will equal the Initial Pool Balance. The Class A Certificates will have an initial Certificate Balance of $_______________, which represents ___% of the Initial Pool Balance; the Class B Certificates will have an initial Certificate Balance of $___________, which represents ___% of the Initial Pool
                                       Balance; the Class C Certificates will
                                       have an initial Certificate Balance of
                                       $____________, which represents___% of
                                       the Initial Pool Balance; and the Class R
                                       Certificates will have an initial
                                       Certificate Balance of [zero]. The
                                       Certificate Balance of each Class of
                                       Certificates outstanding at any time
                                       represents the maximum amount that the
                                       holders thereof are entitled to receive
                                       as distributions allocable to principal
                                       from the cash flow on the Mortgage Loans and other assets in the Trust Fund. As more specifically described herein, the Certificate Balance of each Class of REMIC Regular Certificates will be adjusted from time to time on each Distribution Date to reflect any additions thereto resulting from the allocation of Mortgage Loan negative amortization to such Class and any reductions therein resulting from the distribution of principal of such Class. The aggregate amount of monthly Mortgage Loan negative amortization allocable to the Certificates on any Distribution Date is herein referred to as the "Aggregate Mortgage Loan Negative Amortization" for such date, and the portion thereof allocable to any particular Class constitutes the "Certificate Negative Amortization" in respect of such Class for such date. The Certificate Balance of the Class R Certificates will at all times equal the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Pool, over the aggregate Certificate Balance of the REMIC Regular Certificates (such excess, if any, the "Excess Pool Balance"). See "Description of the Certificates--General" herein.

                                     Losses experienced with respect to the
                                       Mortgage Loans or otherwise with respect to the Trust Fund will not be applied to reduce either the Certificate Balance or the absolute entitlement to interest of any Class of REMIC Regular Certificates, even though such losses may cause one or more of such Classes to receive less than the full amount of principal and interest to which it is entitled. As a result, the aggregate Stated Principal Balance of the Mortgage Pool at any time subsequent to the initial Distribution Date may be less than the aggregate Certificate Balance of the REMIC Regular Certificates. Such deficit will be allocated to the respective Classes of REMIC Regular Certificates (in each case to the extent of its Certificate Balance) in reverse alphabetical order of their Class designations (that is, C, B, A). Such allocation will not reduce the Certificate Balance of any such Class and is intended solely to identify the portion (the "Uncovered Portion") of the Certificate Balance of each such Class for which there is at such time no corresponding principal amount of Mortgage Loans. See "Description of the Certificates--Subordination" herein.

                                     The "Stated Principal Balance" of each
                                       Mortgage Loan outstanding at any time
                                       represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders and, as more particularly described herein, will equal the Cut-off Date Balance thereof, increased on each Distribution Date by any negative amortization experienced by the Mortgage Loan that is allocated to the Certificates on such date, and reduced on each Distribution Date generally by any payments or other collections (or advances in lieu thereof) of principal of such Mortgage Loan that are distributed on the Certificates on such date. See "Description of the Certificates

                                       --Distributions--Certain Calculations
                                       with Respect to Individual Mortgage
                                       Loans" herein.

B. Pass-through Rates ...............The Pass-Through Rates applicable to the
                                       Class A and Class B Certificates for the initial Distribution Date will equal _____% and _____% per annum, respectively. With respect to any
                                       Distribution Date subsequent to the
                                       initial Distribution Date, the
                                       Pass-Through Rate for the Class A
                                       Certificates will equal LIBOR for such
                                       Distribution Date plus _____ basis
                                       points, subject to a maximum of ____% per annum and a minimum of ____% per annum; unless, however, the rate so calculated exceeds the Funds-Available Cap Rate in respect of the Class A Certificates for such Distribution Date, in which case the Pass-Through Rate for the Class A Certificates will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for the Class B Certificates will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date.

                                     [The Pass-Through Rate applicable to the
                                       Class C Certificates will equal the
                                       Weighted Average Effective Net Mortgage
                                       Rate for such Distribution Date. The
                                       Class R Certificates will have no
                                       specified Pass-Through Rate.]

                                     "LIBOR" for each Distribution Date will be
                                       the average of the interbank offered
                                       rates for one month United States dollar deposits in the London market as determined during the preceding month in accordance with the method described herein. The "Weighted Average Effective Net Mortgage Rate" for each Distribution Date is the weighted average of the applicable Effective Net Mortgage Rates for the Mortgage Loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Weighted Average Effective Net Mortgage Rate for any Distribution Date, the "applicable Effective Net Mortgage Rate" for each Mortgage Loan is an annualized rate equal to the Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period, (a) reduced by the Servicing Fee Rate (the Mortgage Rate, as so reduced, the "Net Mortgage Rate"), and (b) if the accrual of interest on such Mortgage Loan is computed other than on the basis of a 360-day year consisting of twelve 30-day months (which is the basis of accrual for interest on the REMIC Regular
                                       Certificates), then adjusted to reflect
                                       that difference in computation.

                                     The "Funds-Available Cap Rate" applicable
                                       to the determination of the Pass-Through
                                       Rate on the Class A Certificates for each Distribution Date will be an annualized rate equal to the product of (a) the Weighted Average Effective Net Mortgage Rate for such Distribution Date, multiplied by (b) a fraction, expressed in decimal form, the numerator of which is the sum of (i) the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date, plus
                                       (ii) any Excess Pool Balance, existing
                                       immediately prior to such Distribution
                                       Date, and the denominator of which is the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date. Accordingly, in the absence of Excess Pool Balance, the Funds-Available Cap Rate applicable to the determination of the

                                       Pass-Through Rate for the Class A
                                       Certificates for any Distribution Date
                                       will be the Weighted Average Effective
                                       Net Mortgage Rate for such Distribution
                                       Date.

                                     The "Due Period" for each Distribution Date
                                       will be the period that begins on the
                                       ____ day of the month preceding the month inwhich such Distribution Date occurs and ends on the ____ day of the month in which such Distribution Date occurs. See "Description of the Certificates-- Distributions--Pass-Through Rates" and
                                       "--Distributions--Determination of LIBOR" herein.

C. Distributions ....................Distributions on the Certificates will be made by the Master Servicer, to the
                                       extent of available funds, on the 25th
                                       day of each month or, if any such 25th
                                       day is not a business day, then on the
                                       next succeeding business day, beginning
                                       in __________ 199__ (each, a
                                       "Distribution Date"), to the holders of
                                       record as of the close of business on the last business day of the month preceding the month of each such distribution (each, a "Record Date"). Notwithstanding the above, the final distribution on any Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of such Certificates at the location to be specified in such notice. The total of all payments or other collections (or advances in lieu thereof) on or in respect of the Mortgage Loans that are available for distribution to
                                       Certificateholders on any Distribution
                                       Date is herein referred to as the
                                       "Available Distribution Amount" for such date. See "Description of the
                                       Certificates--Distributions--Method,
                                       Timing and Amount" herein.

                                     On each Distribution Date, for so long as
                                       the Class A and/or Class B Certificates
                                       remain outstanding, the Master Servicer
                                       will (except as otherwise described under "Description of the
                                       Certificates--Termination" herein) apply the Available Distribution Amount for such date for the following purposes and in the following order of priority, in each case to the extent of remaining available funds:

                                       (1)  to distributions of interest to the
                                            holders of the Class A Certificates
                                            in an amount equal to all
                                            Distributable Certificate Interest
                                            in respect of the Class A
                                            Certificates for such Distribution
                                            Date and, to the extent not
                                            previously paid, for all prior
                                            Distribution Dates;

                                       (2)  to distributions of principal to the
                                            holders of the Class A Certificates
                                            in an amount equal to the sum of (a)
                                            the product of (i) the Class A
                                            Certificates' Ownership Percentage
                                            (as calculated immediately prior to
                                            such Distribution Date), multiplied
                                            by (ii) the Scheduled Principal
                                            Distribution Amount for such
                                            Distribution Date, plus (b) the
                                            entire Unscheduled Principal
                                            Distribution Amount for such
                                            Distribution Date (but not more than
                                            would be necessary to reduce the
                                            Certificate Balance of the Class A
                                            Certificates to zero);

                                       (3)  to distributions of principal to the
                                            holders of the Class A Certificates
                                            in an amount equal to any Uncovered
                                            Portion of the Certificate Balance
                                            of the Class A Certificates
                                            immediately prior to such
                                            Distribution Date;

                                       (4)  to distributions of interest to the
                                            holders of the Class B Certificates
                                            in an amount equal to all
                                            Distributable Certificate Interest
                                            in respect of the Class B
                                            Certificates for such Distribution
                                            Date and, to the extent not
                                            previously paid, for all prior
                                            Distribution Dates;

                                       (5)  to distributions of principal to the
                                            holders of the Class B Certificates
                                            in an amount equal to the sum of (a)
                                            the product of (i) the Class B
                                            Certificates' Ownership Percentage
                                            (as calculated immediately prior to
                                            such Distribution Date), multiplied
                                            by (ii) the Scheduled Principal
                                            Distribution Amount for such
                                            Distribution Date, plus (b) if the
                                            Class A Certificates have been
                                            retired, then to the extent not
                                            distributed in retirement thereof on
                                            such Distribution Date, the entire
                                            Unscheduled Principal Distribution
                                            Amount for such Distribution Date
                                            (but not more than would be
                                            necessary to reduce the Certificate
                                            Balance of the Class B Certificates
                                            to zero);

                                       (6)  to distributions of principal to the
                                            holders of the Class A Certificates
                                            in an amount equal to any Uncovered
                                            Portion of the Certificate Balance
                                            of the Class B Certificates
                                            immediately prior to such
                                            Distribution Date (but not more than
                                            would be necessary to reduce the
                                            Certificate Balance of the Class A
                                            Certificates to zero);

                                       (7)  to distributions of principal to the
                                            holders of the Class B Certificates
                                            in an amount equal to any Uncovered
                                            Portion of the Certificate Balance
                                            of the Class B Certificates
                                            immediately prior to such
                                            Distribution Date, net of any
                                            distributions of principal made on
                                            such Distribution Date in respect of
                                            the Class A Certificates as
                                            described in the immediately
                                            preceding clause (6);

                                       (8)  to distributions of interest to the
                                            holders of the Class C Certificates
                                            in an amount equal to all
                                            Distributable Certificate Interest
                                            in respect of the Class C
                                            Certificates for such Distribution
                                            Date and, to the extent not
                                            previously distributed, for all
                                            prior Distribution Dates;

                                       (9)  to distributions of principal to the
                                            holders of the Class C Certificates
                                            in an amount equal to the product of
                                            (a) the Class C Certificates'
                                            Ownership Percentage (as calculated
                                            immediately prior to such
                                            Distribution Date), multiplied by
                                            (b) the Scheduled Principal
                                            Distribution Amount for such
                                            Distribution Date;

                                       (10) to distributions of principal to the
                                            holders of the respective Classes of
                                            REMIC Regular Certificates, in
                                            reverse alphabetical order of their
                                            Class designations (that is, C, B,
                                            A), in an aggregate amount equal to
                                            the product of (a) the Class R
                                            Certificates' Ownership Percentage
                                            (as calculated immediately prior to
                                            such Distribution Date), multiplied
                                            by (b) the Scheduled Principal
                                            Distribution Amount for such
                                            Distribution Date (but, in each
                                            case, not more than
                                            would be necessary to reduce the
                                            related Certificate Balance to
                                            zero);

                                       (11) to distributions of principal to the
                                            holders of the respective Classes of
                                            REMIC Regular Certificates, in
                                            alphabetical order of their Class
                                            designations (that is, A, B, C), in
                                            an aggregate amount equal to any
                                            Uncovered Portion ofthe Certificate
                                            Balance of the Class C Certificates
                                            immediately prior to such
                                            Distribution Date (but, in each
                                            case, not more than would be
                                            necessary to reduce the related
                                            Certificate Balance to zero);

                                       (12) to distributions of principal to the
                                            holders of the respective Classes of
                                            REMIC Regular Certificates, in
                                            reverse alphabetical order of their
                                            Class designations (that is, C, B,
                                            A,), in an aggregate amount equal to
                                            ______% of the remaining balance, if
                                            any, of the Available Distribution
                                            Amount (such remaining balance, if
                                            any, herein referred to as "Excess
                                            Funds") (but, in each case, not more
                                            than would be necessary to reduce
                                            the related Certificate Balance to
                                            zero); and

                                       (13) to distributions to the holders of
                                            the Class R Certificates in an
                                            amount equal to the remaining
                                            balance of any Excess Funds. See
                                            "Description of the Certificates--
                                            Distributions--Priority" herein.

                                     The "Distributable Certificate Interest" in
                                       respect of any Class of REMIC Regular
                                       Certificates for any Distribution Date
                                       will equal 30 days' interest at the
                                       applicable Pass-Through Rate accrued on
                                       the Certificate Balance of such Class of REMIC Regular Certificates immediately prior to such Distribution Date, reduced (to not less than zero) by such Class of REMIC Regular Certificates' allocable share (in each case, calculated as described herein) of any Aggregate Mortgage Loan Negative Amortization and any Net Aggregate Prepayment Interest Shortfall (as described below) for such Distribution Date. See "Servicing of the Mortgage Loans--Servicing and Other Compensation and Payment of Expenses" and "Description of the Certificates-- Distributions--Distributable Certificate
                                       Interest" herein.

                                     The "Scheduled Principal Distribution
                                       Amount" for any Distribution Date will
                                       equal the aggregate of all scheduled
                                       payments of principal (including the
                                       principal portion of any Balloon
                                       Payments) due on the Mortgage Loans
                                       during or, if and to the extent not
                                       previously received or advanced and
                                       distributed on prior Distribution Dates, prior to the related Due Period that were either received from the borrowers as of the ___ day of the month in which such Distribution Date occurs or advanced by the Master Servicer in respect of such Distribution Date. The "Unscheduled Principal Distribution Amount" for any Distribution Date will, in general, equal the aggregate of (i) all prepayments of principal of the Mortgage Loans received from the borrowers during the related Due Period, and (ii) any other unscheduled collections on or in respect of the Mortgage Loans and any Mortgaged Properties acquired in respect of defaulted Mortgage

                                       Loans through foreclosure, deed in lieu
                                       of foreclosure or otherwise (each, an
                                       "REO Property"), which other unscheduled collections were received during the related Due Period and were identified and applied by the Master Servicer as recoveries of previously unadvanced principal of the related Mortgage Loans. The respective amounts which constitute the Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal Collections and Advances". The "Ownership Percentage" evidenced by any Class of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance of such Class of Certificates, net (in the case of a Class of REMIC Regular Certificates) of any Uncovered Portion of such Certificate Balance, and the denominator of which is the then aggregate Stated Principal Balance of the Mortgage Pool. See "Description of the Certificates--Distributions--Scheduled
                                       Principal Distribution Amount and
                                       Unscheduled Principal Distribution
                                       Amount" herein.

P&I Advances ........................Subject to a recoverability determination as described herein, the Master Servicer is required to make advances (each, a "P&I Advance") with respect to each Distribution Date in an amount that is generally equal to the aggregate of: (i) all delinquent payments of principal and interest (net of related Servicing Fees) on the Mortgage Loans, other than delinquent Balloon Payments, scheduled to be due during the related Due Period;
                                       (ii) in the case of each Mortgage Loan
                                       delinquent in respect of its Balloon
                                       Payment, an amount equal to 30 days'
                                       interest thereon (net of related
                                       Servicing Fees), but only to the extent
                                       that the related borrower has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise, which payment has been included in the Available Distribution Amount for such Distribution Date; and
                                       (iii) in the case of each REO Property,
                                       an amount equal to 30 days' imputed
                                       interest with respect thereto (net of
                                       related Servicing Fees), but only to the extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date.

                                     As more fully described herein, the Master
                                       Servicer will be entitled to interest on any P&I Advances made, and certain servicing expenses incurred, by it or on its behalf. Such interest will accrue from the date any such P&I Advance is made or such servicing expense is incurred at an annualized rate equal to ____% (the "Master Servicer Reimbursement Rate") and will be paid, contemporaneously with the reimbursement of such P&I Advance or such servicing expense, out of general collections on the Mortgage Pool then on deposit in the Certificate Account. See "Description of the Certificates--P&I Advances" herein and "Description of the
                                       Certificates--Advances in Respect of
                                       Delinquencies" and "Description of the
                                       Pooling Agreements--Certificate Account" in the Prospectus.

Compensating Interest
 Payments ...........................To the extent of its servicing compensation for the related Due Period, the Master
                                       Servicer is required to make a
                                       non-reimbursable payment (a "Compensating
                                       Interest Payment") with respect to each
                                       Distribution

                                       Date to cover the amount, if any, by
                                       which Prepayment Interest Shortfalls
                                       incurred during the related Due Period
                                       exceed Prepayment Interest Excesses and
                                       prepayment premiums collected during such
                                       Due Period. A "Prepayment Interest
                                       Shortfall" is a shortfall in the
                                       collection of a full month's interest
                                       (net of related Servicing Fees) on any
                                       Mortgage Loan by reason of a full or
                                       partial principal prepayment made prior
                                       to its Due Date in any Due Period. A
                                       "Prepayment Interest Excess" is a payment of interest (net of related Servicing
                                       Fees) made in connection with any full or partial prepayment of a Mortgage Loan subsequent to its Due Date in any Due Period, which payment of interest is intended to cover the period on and after such Due Date. The "Net Aggregate Prepayment Interest Shortfall" for any Distribution Date will be the amount, if any, by which (a) the aggregate of any Prepayment Interest Shortfalls incurred during the related Due Period exceeds (b) the sum of (i) the aggregate of any Prepayment Interest Excesses and prepayment premiums collected during the related Due Period and (ii) any Compensating Interest Payment made by the Master Servicer with respect to such Distribution Date. See "Servicing of the Mortgage Loans--Servicing and Other Compensation and Payment of Expenses" and "Description of the Certificates-- Distributions--Distributable Certificate
                                       Interest" herein.

Subordination .......................The rights of holders of the Class B
                                       Certificates and each Class of the
                                       Private Certificates (collectively, the
                                       "Subordinate Certificates") to receive
                                       distributions of amounts collected or
                                       advanced on the Mortgage Loans will, in
                                       each case, be subordinated, to the extent described herein, to the rights of holders of the Class A Certificates and each other Class of Subordinate Certificates, if any, with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Class A Certificates of the full amount of Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to the entire Certificate Balance of the Class A Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to the entire Certificate Balance of the related Class of Certificates. The protection afforded to the holders of each Class of Offered Certificates by means of the subordination of each other Class of Certificates with a later alphabetical Class designation will be accomplished by the application of the Available Distribution Amount on each Distribution Date in the order described above in this Summary under "--Description of the Certificates--Distributions". No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

Optional Termination ................At its option, the Master Servicer may purchase all of the Mortgage Loans and
                                       REO Properties, and thereby effect
                                       termination of the Trust Fund and early
                                       retirement of the then outstanding
                                       Certificates, on any Distribution Date on which the remaining aggregate Stated Principal Balance of the Mortgage Pool is less than ___% of the Initial Pool

                                       Balance. See "Description of the
                                       Certificates--Termination" herein and in the Prospectus.

Risk Factors ........................There are material risks associated with an investment in the Offered Certificates.
                                       See "Risk Factors" herein and in the
                                       Prospectus.

Certain Investment
  Considerations ....................The yield to maturity of an Offered
                                       Certificate purchased at a discount or
                                       premium will be affected by the rate of
                                       prepayments and other unscheduled
                                       collections of principal on or in respect of the Mortgage Loans and the allocation thereof to reduce the principal balance of such Certificate. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of prepayments could result in a lower than anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of prepayments could result in a lower than anticipated yield. See "Risk Factors", "Description of the Mortgage Pool", "Description of the Certificates" and "Yield and Maturity Considerations" herein and "Yield and Maturity Considerations" in the Prospectus.

                                     In addition, insofar as an investor's
                                       initial investment in any Offered
                                       Certificate is returned in the form of
                                       payments of principal thereon, there can be no assurance that such amounts can be reinvested in comparable alternative investments with comparable yields. Investors in the Offered Certificates (particularly the Class A Certificates, to which the entire Unscheduled Principal Distribution Amount will be allocated for so long as they are outstanding) should consider that the Mortgage Loans may be prepaid at any time, [generally without the payment of a premium, penalty or fee] [subject, in certain cases, to the payment of a penalty or premium]. See "Description of the Mortgage Pool" herein. Accordingly, the rate of prepayments on the Mortgage Loans is likely to be inversely related to the level of prevailing market interest rates (and, presumably, to the yields on comparable alternative investments).

Material Federal Income Tax
  Consequences ......................An election will be made to treat the Trust
                                       Fund as a real estate mortgage investment conduit (a "REMIC") for Federal income tax purposes. For Federal income tax purposes, the Class A, Class B and Class C Certificates will be the "regular interests" in the Trust Fund, and the Class R Certificates will be the sole class of "residual interests" in the Trust Fund.

                                     The Offered Certificates generally will be
                                       treated as debt obligations of the Trust
                                       Fund for Federal income tax purposes.
                                       Holders of Offered Certificates must
                                       report income with respect thereto on the accrual method, regardless of their method of tax accounting generally. In addition, the Offered Certificates will be treated as qualifying assets and income under Sections 856(c)(5)(A), 856(c)(3)(B) and 7701(a)(19)(C) of the
                                       Code.

                                     The ____________ Certificates [will] [will
                                       not] [may] be treated as having been
                                       issued with original issue discount for
                                       Federal income tax purposes. The
                                       prepayment assumption that will be used
                                       for purposes of computing the accrual of [original issue discount,] market discount and premium, if any, for Federal income tax purposes will be equal to [a CPR of ___%]. However, no representation is made that the Mortgage Loans will prepay at that rate or at any other rate.

                                     For further information regarding the
                                       Federal income tax consequences of
                                       investing in the Offered Certificates,
                                       see "Material Federal Income Tax
                                       Consequences" herein and in the
                                       Prospectus.

ERISA Considerations ................A fiduciary of any employee benefit plan or other retirement arrangement subject to
                                       the Employee Retirement Income Security
                                       Act of 1974, as amended ("ERISA"), or
                                       Section 4975 of the Code (a "Plan")
                                       should review carefully with its legal
                                       advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable to an investment therein.

                                     [The U.S. Department of Labor has issued to
                                       the Underwriter an individual exemption,
                                       Prohibited Transaction Exemption 90-29,
                                       that generally exempts from the
                                       application of certain of the prohibited transaction provisions of Section 406 of ERISA and the excise taxes imposed on such prohibited transactions by Section 4975(a) and (b) of the Code and Section 502(i) of ERISA, transactions relating to the purchase, sale and holding of pass-through certificates underwritten by the Underwriter and the servicing and operation of related asset pools, provided that certain conditions are satisfied.]

                                     [The Depositor expects that Prohibited
                                       Transaction Exemption 90-29 will
                                       generally apply to the Class A
                                       Certificates, but it will not apply to
                                       the Class B Certificates. As a result,]
                                       no transfer of a [Class B] Certificate or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such [Class B] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee (at its own expense) provides the Certificate Registrar (as identified herein) with a certification and an opinion of counsel which establish to the Certificate Registrar's satisfaction that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. See "ERISA Considerations" herein and in the Prospectus.

Rating ..............................It is a condition of their issuance that the Class A and Class B Certificates be
                                       rated not lower than "___" and "___ ",
                                       respectively, by _______________________
                                       (together, the "Rating Agencies"). A
                                       security rating is not a recommendation
                                       to buy, sell or hold securities and may
                                       be subject to revision or withdrawal at
                                       any time by the assigning rating
                                       organization. A security rating does not address the frequency of prepayments of Mortgage Loans, or the corresponding effect on yield to investors. See "Rating" herein and "Risk Factors-- Limited Nature of Ratings" in the Prospectus.

Legal Investment ....................[The Class A Certificates will constitute
                                       "mortgage related securities" for
                                       purposes of the Secondary Mortgage Market
                                       Enhancement Act of 1984 ("SMMEA") for
                                       so long as they are rated in one of the
                                       two highest ratings categories by one or more nationally recognized statistical rating organizations and, as such, are legal investments for certain entities to the extent provided in SMMEA. Such investments, however, will be subject to general regulatory considerations governing investment practices under state and federal law. In addition, institutions whose investment activities are subject to review by federal or state regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage related securities. Furthermore, certain states have recently enacted legislation overriding the legal investment provisions of SMMEA.]

                                     The [Class B] Certificates will NOT be
                                       "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984. As a result, the appropriate characterization of the [Class B] Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the [Class B] Certificates, may be subject to significant interpretative uncertainties.

                                     Investors should consult their own legal
                                       advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" herein and in the Prospectus.

                                 RISK FACTORS

         Prospective purchasers of Offered Certificates should consider, among other things, the following factors (as well as the factors set forth under "Risk Factors" in the Prospectus) in connection with an investment therein. Additional risk factors are set forth elsewhere in this Prospectus Supplement under separate headings in connection with discussions regarding particular aspects of Trust Fund Assets or the Certificates.

CERTAIN RISK FACTORS ASSOCIATED WITH THE CERTIFICATES

         Limited Liquidity for Offered Certificates. There is currently no secondary market for the Offered Certificates. While the Underwriter currently intends to make a secondary market in the Offered Certificates, it is under no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will provide holders of Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. The Offered Certificates will not be listed on any securities exchange.

         Certain Yield and Maturity Considerations. The yield on any Offered Certificate will depend on, among other things, the Pass-Through Rate in effect from time to time for such Certificate. The Pass-Through Rate applicable to the Class A Certificates for any Distribution Date will equal LIBOR for such Distribution Date, plus ____ basis points, subject to a maximum of ___% per annum and a minimum of _____% per annum. However, if the rate so calculated exceeds the Funds-Available Cap Rate applicable to the Class A Certificates for such Distribution Date, the Pass-Through Rate for the Class A Certificates for such Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such date. Accordingly, the yield on the Class A Certificates will, in general, be highly sensitive to monthly changes in LIBOR. The Pass-Through Rate applicable to the Class B Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such date. Accordingly, the yield on the Class B Certificates will be sensitive to adjustments to the Mortgage Rates on the ARM Loans and to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of Mortgage Loans. See "Description of the Certificates--Distributions--Pass-Through Rate" herein.

         The yield on any Offered Certificate that is purchased at a discount or premium will also be affected by the rate and timing of principal payments on such Certificate, which in turn will be affected by (i) the rate and timing of principal payments (including principal prepayments) and other principal collections on the Mortgage Loans, (ii) the availability from time to time of amounts other than Distributable Principal Collections and Advances to amortize the Certificate Balances of the respective Classes of Certificates, and (iii) the extent to which the items described in subclauses (i) and (ii) are applied on any Distribution Date in reduction of the Certificate Balance of the Class to which such Certificate belongs. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class B Certificates. In addition, as and to the extent described herein, distributions of the Class R Certificates' allocable share of the Scheduled Principal Distribution Amount for each Distribution Date, together with ________% of all Excess Funds, if any, for such Distribution Date, will be applied in reduction of the Certificate Balances of the respective Classes of REMIC Regular Certificates, in reverse alphabetical order of their Class designations; while any distributions in respect of an Uncovered Portion of the Certificate Balance of any Class of REMIC Regular Certificates will be applied, to the extent of such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of REMIC Regular Certificates and each other Class of REMIC Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of such Class designations. See "Description of the Certificates--Distributions--Priority" and "--Distributions--Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. Because it is impossible to predict accurately the timing and amount of principal prepayments and other unscheduled recoveries of principal, if any, that will be received, or the availability from time to time of any amounts other than Distributable Principal Collections and Advances to amortize the Certificate Balances of the respective Classes of Certificates, investors may find it difficult to analyze the effect that such items might have on the yield and weighted average lives of the Offered Certificates.

         Furthermore, the yield on any Offered Certificate also will be affected by the rate and timing of delinquencies and defaults on the Mortgage Loans and the severity of ensuing losses. As and to the extent described herein, the

Private Certificates are subordinate in right and time of payment to the Offered Certificates and will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans prior to the Offered Certificates; and the Class B Certificates are subordinate in right and time of payment to the Class A Certificates and will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans prior to the Class A Certificates. See "Description of the Mortgage Pool", "Description of the Certificates--Distributions" and "--Subordination" and "Yield and Maturity Considerations" herein and "Yield Considerations" in the Prospectus.

         Mortgage Loan Prepayment Considerations. As discussed above in "--Certain Yield and Maturity Considerations", the yield on any Offered Certificate purchased at a discount or premium will be affected by the rate and timing of principal payments on such Certificate, which in turn will be affected by, among other things, the rate and timing of principal prepayments on the Mortgage Loans. The rate at which principal prepayments occur on the Mortgage Loans will be affected by a variety of factors, including, without limitation, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Rates on the Mortgage Loans, the Mortgage Loans are likely to prepay at a higher rate than if prevailing rates remain at or above those Mortgage Rates, [especially since the Mortgage Loans may be prepaid at any time without penalty]. [Nonetheless, the rate of principal payments on the Mortgage Loans is likely to be affected by the provisions of the Mortgage Loans imposing Lock-out Periods and Prepayment Premiums which, in general, would be expected to lower the rate of principal prepayments from the rate that would occur absent such provisions.]

CERTAIN RISK FACTORS ASSOCIATED WITH THE MORTGAGE LOANS

         Risks of Lending on Income-Producing Properties. The Mortgaged Properties consist entirely of income-producing real estate. Lending on the security of income-producing real estate is generally viewed as exposing the lender to a greater risk of loss than lending on the security of single-family residences. Furthermore, the repayment of loans secured by income producing properties is typically dependent upon the successful operation of the related real estate project (i) to generate rental income sufficient to pay operating expenses, to make necessary repairs, tenant improvements and capital improvements and to pay debt service and (ii) in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity by sale or refinancing. A number of factors, many beyond the control of the property owner, can affect the ability of an income-producing real estate project to generate sufficient net operating income to pay debt service and/or to maintain its value. Among these factors are economic conditions generally and in the area of the project, the age, quality and design of the project and the degree to which it competes with other projects in the area, changes or continued weakness in specific industry segments, increases in operating costs, the willingness and ability of the owner to provide capable property management and maintenance and the degree to which the project's revenue is dependent upon a single tenant or user, a small group of tenants, or tenants concentrated in a particular business or industry. If leases are not renewed or replaced, if tenants default and/or if rental rates fall and/or if operating expenses increase, the borrower's ability to repay the loan may be impaired and the resale value of the property, which is substantially dependent upon the property's ability to generate income, may decline. In addition, there are other factors, including changes in zoning or tax laws, the availability of credit for refinancing, and changes in interest rate levels that may adversely affect the value of a project (and thus the borrower's ability to sell or refinance) without necessarily affecting the ability to generate current income.

         In addition, particular types of income properties are exposed to particular risks. For instance, office properties generally require their owners to expend significant amounts of cash to pay for general capital improvements, tenant improvements and costs of re-leasing space. Also, office properties that are not equipped to accommodate the needs of modern business may become functionally obsolete and thus non-competitive. Multifamily projects are part of a market that, in general, is characterized by low barriers to entry. Thus, a particular apartment market with historically low vacancies could experience substantial new construction, and a resultant oversupply of units, in a relatively short period of time. Since multifamily apartment units are typically leased on a short-term basis, the tenants who reside in a particular project within such a market may easily move to newer projects with better amenities. Shopping centers in general are affected by the health of the retail industry, which is currently undergoing a consolidation and is experiencing changes due to the growing market share of "off-price" retailing, and a particular shopping center may be adversely affected by the bankruptcy or decline in drawing power of an anchor tenant, a shift in consumer demand due to demographic changes (for example, population decreases or changes in average age or income) and/or changes in consumer preference (for example, to discount retailers). Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment (for example, a decline in defense spending), and a particular industrial property that suited the needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. The successful operation of a hotel property with a franchise affiliation may depend in part upon the strength of the franchisor, the public perception of the franchise service mark and the continued existence of the franchise license agreement. The transferability of a franchise license agreement may be restricted, and a lender or other person that acquires title to a hotel property as a result of foreclosure may be unable to succeed to the borrower's rights under the franchise license agreement. Moreover, the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase of foreclosure, is subject to local law requirements. See "Risk Factors--Risks Associated with Certain Mortgage Loans and Mortgaged Properties" in the Prospectus.

         Limited Recourse on Mortgage Loans. The Mortgage Loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The Depositor has not undertaken any evaluation of the significance of the recourse provisions of any of a number of the Mortgage Loans that provide for recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the Mortgage Loans to be non-recourse loans as to which recourse in the case of default will be limited to the specific property and such other assets, if any, as were pledged to secure a Mortgage Loan.

         Environmental Law Considerations. [The Mortgage Loan Seller has represented and warranted in the Mortgage Loan Purchase Agreement that as of [the Delivery Date] [specify any representation and warranty as to environmental matters]. Furthermore, the Mortgage Loan Seller has agreed that, in the event of a material breach of such representation and warranty, it will either cure the breach or repurchase the affected Mortgage Loan. The Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement will be assigned, together with the related cure and repurchase obligations, by the Depositor to the Trustee in connection with the Depositor's assignment of its interests in the Mortgage Loans. Notwithstanding the foregoing, however, no environmental site assessments have been conducted with respect to any of the Mortgaged Properties, and thus, the Mortgage Loan Seller's representation and warranty as to environmental matters should be regarded as an absence of knowledge on the part of the Mortgage Loan Seller of the inaccuracy of such representation and warranty and as an allocation of risk in the event any breach thereof is subsequently discovered. See "Description of the Mortgage Pool--Representations and Warranties; Repurchases" herein.]

         The Pooling and Servicing Agreement requires that the Master Servicer obtain an environmental site assessment of a Mortgaged Property prior to acquiring title thereto or assuming its operation. Such prohibition effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable for a material adverse environmental condition at the Mortgaged Property. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability for a materially adverse environmental condition at any Mortgaged Property. See "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans", "Risk Factors--Environmental Risks" and "Certain Legal Aspects of Mortgage Loans--Environmental Legislation" in the Prospectus.

         Geographic Concentration of Properties Increasing Isolated Geographic Risk. ______ Mortgage Loans, which represent ____% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in _____________. In general, that concentration increases the exposure of the Mortgage Pool to any adverse economic or other developments that may occur in _________. In recent periods, _____________ (along with other regions of the United States) has experienced a significant downturn in the market value of real estate.

         Concentration of Mortgage Loans and Borrowers Increasing Single Borrower Risk. Several of the Mortgage Loans have Cut-off Date Balances that are substantially higher than the average Cut-off Date Balance. The [two] largest Mortgage Loans have Cut-off Date Balances that represent approximately ____% and ___%, respectively, of the Initial Pool Balance, and the _________ largest Mortgage Loans have Cut-off Date Balances that represent in the aggregate approximately _____% of the Initial Pool Balance. There are also several pairs of Mortgage Loans that have the same borrower. The [three] largest of those pairs, by aggregate Cut-off Date Balance of the Mortgage Loans, represent ____%, ____% and ____%, respectively, of the Initial Pool Balance.

         In general, concentrations in a mortgage pool of loans with larger-than-average balances can result in losses that are more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed. Concentration of borrower representation in a mortgage pool also poses increased risks. For instance, if a borrower that owns several Mortgaged Properties experiences financial difficulty at one Mortgaged Property, or at another income-producing property that it owns, it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting Monthly Payments for an indefinite period on all of the related Mortgage Loans.

         Adjustable Rate Mortgage Loans; Negative Amortization May Cause Higher Default Rate. ________ of the Mortgage Loans, which represent ____% of the Initial Pool Balance, are ARM Loans. In addition, ___ of the ARM Loans, which represent ____% of the Initial Pool Balance, allow negative amortization to occur. Increases in the required Monthly Payments on ARM Loans in excess of those assumed in the original underwriting of such loans may result in a default rate higher than that on mortgage loans with fixed mortgage rates. Moreover, increases in the principal balances of ARM Loans due to the deferral and capitalization of interest payments may result in a default rate that is higher than that of adjustable rate mortgage loans that do not provide for negative amortization.

         Balloon Payments on Mortgage Loans; Heightened Risk of Borrower Default. None of the Mortgage Loans is fully amortizing over its term to maturity. Thus, each Mortgage Loan will have a substantial payment (that is, a Balloon Payment) due at its stated maturity unless prepaid prior thereto. In addition, ARM Loans that permit negative amortization could require, under certain interest rate scenarios, Balloon Payments substantially larger than expected. Loans with Balloon Payments involve a greater risk to a lender than self-amortizing loans because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to fully refinance the loan or to sell the related mortgaged property at a price sufficient to permit the borrower to make the Balloon Payment. See "Risk Factors--Balloon Payments; Borrower Default" in the Prospectus.

         In order to maximize recoveries on defaulted Mortgage Loans, the Pooling and Servicing Agreement permits the Master Servicer to extend and modify Mortgage Loans that are in material default or as to which a payment default (including the failure to make a Balloon Payment) is imminent; subject, however, to the limitations described under "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates, whether such delay is due to borrower default or to modification of the related Mortgage Loan by the Master Servicer, will likely extend the weighted average life of such Class of Offered Certificates. See "Yield and Maturity Considerations" herein and "Yield Considerations" in the Prospectus.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

         The Trust Fund will consist primarily of ___ conventional, balloon Mortgage Loans with an Initial Pool Balance of $_______________. Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") that creates a first mortgage lien on a fee simple estate in a multifamily rental property (a "Mortgaged Property"). All percentages of the Mortgage Loans, or of any specified group of Mortgage Loans, referred to herein without further description are approximate percentages by Aggregate Cut-off Date Balance.

         The Mortgage Loans will be acquired by the Depositor on or before the Delivery Date from __________________ (the "Mortgage Loan Seller"), which either originated the Mortgage Loans or acquired them from their respective originators. See "--The Mortgage Loan Seller" herein.

         The Mortgage Loans were originated between 19__ and 19__. [While the Depositor has caused to be undertaken a limited review of the records and files related to the Mortgage Loans in connection with the issuance of the Certificates, none of the Mortgage Loans was "re-underwritten" or subjected to the type of review that would typically be made in respect of a newly originated mortgage loan. All of the Mortgaged Properties were inspected by or on behalf of the Depositor within the ____ month period preceding the Cut-off Date to assess their general condition[, which in virtually all cases was determined to be average or better]. However, no Mortgaged Property was re-appraised by or on behalf of the Depositor to assess its current value [and no evaluation was made of the existence or extent of deferred maintenance at any Mortgaged Property].

CERTAIN PAYMENT CHARACTERISTICS

         ___ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, have Due Dates that occur on the first day of each month. The remaining Mortgage Loans have Due Dates that occur on the ______ (____% of the Mortgage Loans), _____ (____% of the Mortgage Loans), _____ (____% of the Mortgage Loans), and _______ (____% of the Mortgage Loans) day of each month.

         ____________ of the Mortgage Loans (the "ARM Loans"), which represent
____% of the Initial Pool Balance, bear interest at Mortgage Rates that are subject to adjustment on periodically occurring Interest Rate Adjustment Dates by adding the related Gross Margin to the value of a base index (an "Index"), subject in [most] cases to rounding conventions and lifetime minimum and/or maximum Mortgage Rates and, in the case of ________ Mortgage Loans, which represent ____% of the Initial Pool Balance, to periodic minimum and/or maximum Mortgage Rates. The remaining Mortgage Loans (the "Fixed Rate Loans") bear interest at fixed Mortgage Rates. None of the ARM Loans is convertible into a Fixed Rate Loan.

         Adjustments to the Mortgage Rates on ___ of the ARM Loans (the "COFI ARM Loans"), which represent ___% of the Initial Pool Balance, are based upon the COFI Index (See "--The Eleventh District Cost of Funds Index" herein). Adjustments to the Mortgage Rates on the remaining ARM Loans are based upon Treasury Indices. The adjustments to the Mortgage Rates on the ARM Loans may in each case be based on the value of the related Index as available a specified number of days prior to an Interest Rate Adjustment Date, or may be based on the value of the related Index as most recently published as of an Interest Rate Adjustment Date or as of a designated date preceding an Interest Rate Adjustment Date. ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Dates that occur monthly; ____ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Interest Rate Adjustment Date that occur semi-annually; and the remaining ARM Loans provide for Interest Rate Adjustment Dates that occur annually.

         Subject, in the case of [most] of the ARM Loans, to the Payment Caps described below, the Monthly Payments on each ARM Loan are subject to adjustment on each Payment Adjustment Date to an amount that would amortize fully the principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the Mortgage Rate in effect during the one month period preceding such Payment Adjustment Date. __________ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Payment Adjustment Dates that occur annually; ___ of the ARM Loans, which represent ___% of the Initial Pool Balance, provide for Payment Adjustment Dates that occur semi-annually; and the remaining ARM Loans provide for Payment Adjustment Dates that occur monthly. _________ of the ARM Loans, which represent ____% of the Initial Pool Balance, provide that an adjustment of the amount of the Monthly Payment on a Payment Adjustment Date may not result in a Monthly Payment that is more than _______% greater or, in the case of [some] of those Mortgage Loans, less than the amount of the Monthly Payment in effect immediately prior to such Payment Adjustment Date (each such provision, a "Payment Cap"); however, those Mortgage Loans also provide that the Payment Cap will not apply on certain Payment Adjustment Dates.

         ____________ of the ARM Loans, which represent ____% of the Initial Pool Balance, provide for Payment Adjustment Dates that occur less frequently than Interest Rate Adjustment Dates and/or provide for Payment Caps that limit the amount by which a Monthly Payment can increase (or, in [some] cases, decrease) in response to a change in the Mortgage Rate. As a result, the amount of a Monthly Payment in those cases may be greater or less than the amount necessary to amortize the loan fully over its then remaining amortization schedule and pay interest at the applicable Mortgage Rate, and accordingly, those ARM Loans may be subject to slower amortization (if the Monthly Payment due on a Due Date is sufficient to pay interest accrued to such Due Date at the applicable Mortgage Rate but is not sufficient to reduce principal in accordance with the applicable amortization schedule), to negative amortization (if interest accrued to a Due Date at the applicable Mortgage Rate is greater than the entire Monthly Payment due on such Due Date) or to accelerated amortization (if the Monthly Payment due on a Due Date is greater than the amount necessary to pay interest accrued to such Due Date at the applicable Mortgage Rate and to reduce principal in accordance with the applicable amortization schedule). All of the Mortgage Loans that permit negative amortization provide that if, as a result of negative amortization, the respective principal balance of the Mortgage Loan reaches an amount specified therein (which in no case is greater than [125%] of the original principal balance thereof), the amount of the Monthly Payments due thereunder will be increased (irrespective of any Payment Cap and whether or not such increase will occur on a Payment Adjustment Date) as necessary to prevent negative amortization in excess of such amount.

         All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans, thereby leaving substantial principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.

         [No Mortgage Loan currently prohibits principal prepayments; however, [certain] of the Mortgage Loans impose fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments.] [____ of the Fixed Rate Loans, which represent ___% of the Initial Pool Balance, prohibit voluntary prepayments of principal for a period (a "Lock-out Period") ending on a date (a "Lock-out Expiration Date") specified in the related Mortgage Note, and impose fees or penalties ("Prepayment Premiums") in connection with prepayments of principal made thereafter.] Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, to the extent not otherwise applied to offset Prepayment Interest Shortfalls, and may be waived by the Master Servicer in accordance with the servicing standard described under "Servicing of the Mortgage Loans--General" herein.

THE ELEVENTH DISTRICT COST OF FUNDS INDEX

         The COFI Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks, the home offices of which are located in Arizona, California and Nevada, that are member institutions of the Eleventh District of the Federal Home Loan Bank System. The COFI Index is computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), which normally announces the COFI Index on the last working day of the month following the month as to which the weighted average cost of funds was computed. The FHLB of San Francisco publishes the COFI Index in its monthly Information Bulletin, copies of which may be obtained from the FHLB of San Francisco's Office of Public Information.

         The COFI Index reflects the interest costs paid on all types of funds held by Eleventh District member institutions. The COFI Index is weighted to reflect the relative amount of each type of funds held at the end of the relevant month. There are three major components of funds of Eleventh District member institutions: (1) savings deposits, (2) FHLB of San Francisco advances and (3) all other borrowings, such as reverse repurchase agreements and mortgage-backed bonds. Unlike most other interest rate measures, the COFI Index does not necessarily reflect current market rates, since the component funds represent a variety of maturities the costs of which may react in different ways to changing conditions.

         A number of factors affect the performance of the COFI Index and may cause the COFI Index to move in a manner different from indices based upon specific interest rates, such as the United States Treasury rates and LIBOR. Because the COFI Index is based on, among other things, the various maturities of the liabilities of member institutions of the Eleventh District of the Federal Home Loan Bank System for the month prior to the month in which the COFI Index is published, the COFI Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities and, in general, the COFI Index tends to respond more slowly to interest rate movements than do other interest rate indices. Moreover, there can be no assurance that the COFI Index will necessarily move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. Furthermore, any movement in the COFI Index, as compared to other indices based upon specific interest rates, may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI Index. Because _____% of the Mortgage Loans are COFI ARM Loans, the performance of the COFI Index, to the extent that it moves within a range that affects the Mortgage Rates on the COFI ARM Loans, will have a substantial effect on the Weighted Average Effective Net Mortgage Rate in effect from time to time. The Pass-Through Rate from time to time of the Class B Certificates is the Weighted Average Effective Net Mortgage Rate, and thus, the yield on the Class B Certificates will be extremely sensitive to movements in the COFI Index that result in adjustments to the Mortgage Rates of the COFI ARM Loans. The Pass-Through Rate from time to time of the Class A Certificates, under certain circumstances described herein, will equal the Weighted Average Effective Net Mortgage Rate, and thus, the yield on the Class A Certificates may in those circumstances also be affected by movements in the COFI Index. See "Yield and Maturity Considerations" herein.

         Listed below are some historical values of the COFI Index since January 1988. Such values may fluctuate significantly over time and may not increase or decrease in a constant pattern from period to period. The following does not purport to be representative of past or future values of the COFI Index.


  MONTH                    1988          1989         1990         1991           1992         1993          1994          1995
  -----                    ----          ----         ----         ----           ----         ----          ----          ----
 January ...............   7.615%        8.125%       8.369%        7.858%       6.002%        4.360%        3.710%       4.747%
 February ..............   7.647         8.346        8.403         7.848        5.800         4.333         3.687        4.925
 March .................   7.509         8.423        8.258         7.654        5.611         4.245         3.629        5.007
 April .................   7.519         8.648        8.211         7.501        5.427         4.171         3.672        5.064
 May ...................   7.497         8.797        8.171         7.329        5.290         4.103         3.726        5.141
 June ..................   7.618         8.923        8.086         7.155        5.258         4.050         3.804        5.179
 July ..................   7.593         8.844        8.109         6.998        5.069         3.998         3.860        5.144
 August ................   7.659         8.763        8.075         6.845        4.874         3.958         3.945        5.133
 September .............   7.847         8.807        8.091         6.714        4.805         3.881         4.039        5.111
 October ...............   7.828         8.643        8.050         6.566        4.597         3.823         4.187        5.116
 November ..............   7.914         8.595        8.044         6.414        4.508         3.822         4.367        5.119
 December ..............   8.022         8.476        7.963         6.245        4.432         3.879         4.589        5.059

ADDITIONAL MORTGAGE LOAN INFORMATION

         The following tables set forth the specified characteristics of, in each case as indicated, the ARM Loans, the Fixed Rate Loans or all the Mortgage Loans. The sum in any column may not equal the indicated total due to rounding.


                                        MORTGAGE RATES ON THE ARM LOANS AS OF THE CUT-OFF DATE

                                                                                                                    PERCENT BY
                                             NUMBER OF           AGGREGATE CUT-OFF          PERCENT BY           AGGREGATE CUT-OFF
     RANGE OF MORTGAGE RATES(%)              ARM LOANS             DATE BALANCE               NUMBER               DATE BALANCE
     --------------------------              ---------           -----------------          ----------           ------------------




         The following tables set forth the range of Mortgage Rates on the ARM Loans, the Fixed Rate Loans and all the Mortgage Loans, respectively, as of the Cut-off Date:


                                       MORTGAGE RATES ON THE ARM LOANS AS OF THE CUT-OFF DATE

                                                                                                                    PERCENT BY
                                                                 NUMBER OF    AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
     RANGE OF MORTGAGE RATES(%)                                  ARM LOANS      DATE BALANCE         NUMBER        DATE BALANCE
     -------------------------                                   ---------    -----------------    ----------    -----------------


                                                                ----------    -----------------    ----------    -----------------
    Total .................................
                                                                ==========    =================    ==========    =================
 Weighted Average
 Mortgage Rate (ARM Loans): ____% per annum


                                    MORTGAGE RATES ON THE FIXED RATE LOANS AS OF THE CUT-OFF DATE

                                                                 NUMBER OF                                          PERCENT BY
                                                                FIXED RATE    AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
     RANGE OF MORTGAGE RATES(%)                                    LOANS        DATE BALANCE         NUMBER        DATE BALANCE
     --------------------------                                 ----------    -----------------    ----------    -----------------


                                                                ----------    -----------------    ----------    -----------------
    Total..................................
                                                                ==========    =================    ==========    =================
 Weighted Average
 Mortgage Rate (Fixed Rate Loans): _____% per annum


                                    MORTGAGE RATES ON ALL MORTGAGE LOANS AS OF THE CUT-OFF DATE

                                                                 NUMBER OF                                          PERCENT BY
                                                                 MORTGAGE     AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
     RANGE OF MORTGAGE RATES(%)                                    LOANS        DATE BALANCE         NUMBER        DATE BALANCE
     --------------------------                                  ---------    -----------------    ----------    -----------------


                                                                ----------    -----------------    ----------    -----------------
    Total..................................
                                                                ==========    =================    ==========    =================
 Weighted Average
 Mortgage Rate (All Loans): ______% per annum

         The following table sets forth the range of Gross Margins for the ARM
Loans:


                                                 GROSS MARGINS FOR THE ARM LOANS
                                                                                                                    PERCENT BY
                                                                 NUMBER OF    AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
      RANGE OF GROSS MARGINS(%)                                    LOANS        DATE BALANCE         NUMBER        DATE BALANCE
     --------------------------                                  ---------    -----------------    ----------    -----------------


                                                                ----------    -----------------    ----------    -----------------

    Total .................................
                                                                ==========    =================    ==========    =================
 Weighted Average
 Gross Margin: ____%


         The following table sets forth for the ARM Loans the Indices upon which Mortgage Rate adjustments are based, and the frequency of adjustments to the Mortgage Rates and Monthly Payments of the ARM Loans.

                                      INDICES AND FREQUENCY OF ADJUSTMENTS TO MORTGAGE RATES
                                                AND MONTHLY PAYMENTS FOR THE ARM LOANS

                                   MORTGAGE        MONTHLY
                                     RATE          PAYMENT       NUMBER OF                                          PERCENT BY
                                  ADJUSTMENT     ADJUSTMENT      MORTGAGE     AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
      INDEX                        FREQUENCY      FREQUENCY        LOANS        DATE BALANCE         NUMBER        DATE BALANCE
      -----                       ----------     ----------      ---------    -----------------    ----------    -----------------


                                  ----------     ----------      ---------    -----------------    ----------    -----------------
    Total.................
                                  ==========     ==========      =========    =================    ==========    =================

         The following table sets forth the range of maximum lifetime Mortgage Rates for the ARM Loans to which such characteristic applies:

                                             MAXIMUM LIFETIME MORTGAGE RATES FOR THE ARM LOANS

                                                                                                                    PERCENT BY
          RANGE OF MAXIMUM                                       NUMBER OF    AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
     LIFETIME MORTGAGE RATES(%)                                  ARM LOANS      DATE BALANCE         NUMBER        DATE BALANCE
     --------------------------                                  ---------    -----------------    ----------    -----------------


    None....................................
    Total...................................
                                                                 =========    =================    ==========    =================

Weighted Average Maximum Lifetime
Mortgage Rate (ARM Loans): _____% per annum (A)

----------
(A) This calculation does not include the __________ ARM Loans without maximum lifetime Mortgage Rates.

         The following table sets forth the range of minimum lifetime Mortgage Rates for the ARM Loans to which such characteristic applies:


                                            MINIMUM LIFETIME MORTGAGE RATES FOR THE ARM LOANS

                                                                                                                    PERCENT BY
          RANGE OF MINIMUM                                       NUMBER OF    AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
     LIFETIME MORTGAGE RATES(%)                                  ARM LOANS      DATE BALANCE         NUMBER        DATE BALANCE
     --------------------------                                  ---------    -----------------    -----------   -----------------


                                                                 ---------    -----------------    -----------   -----------------
    Total................................
                                                                 =========    =================    ===========   =================
Weighted Average Minimum
Lifetime Mortgage Rate (ARM Loans): _____% per annum (A)

----------
(A) This calculation does not include the _____ ARM Loans without minimum lifetime Mortgage Rates.

         The following table sets forth the range of Cut-off Date Balances of the Mortgage Loans:

                                                                CUT-OFF DATE BALANCES

                                                                 NUMBER OF                                          PERCENT BY
                                                                 MORTGAGE     AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
    CUT-OFF DATE BALANCE RANGE($)                                  LOANS        DATE BALANCE         NUMBER        DATE BALANCE
    -----------------------------                                ---------    -----------------    -----------   -----------------


Total....................

Average Cut-off Date
Balance (ARM Loans): $____________

Average Cut-off Date
Balance (Fixed Rate Loans): $____________

Average Cut-off Date
Balance (All Loans): $____________

         The following tables set forth the original and remaining terms to stated maturity (in months) of the Mortgage Loans:

                                               ORIGINAL TERMS TO STATED MATURITY (IN MONTHS)

                                                                 NUMBER OF                                          PERCENT BY
                                                                 MORTGAGE     AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
 RANGE OF ORIGINAL TERMS (IN MONTHS)                               LOANS        DATE BALANCE         NUMBER        DATE BALANCE
 ----------------------------------                              ---------    -----------------    -----------   -----------------



Total.............................
Weighted Average Original
Term to Stated Maturity
(ARM Loans): ____ months
Weighted Average Original
Term to Stated Maturity
(Fixed Rate Loans): ____ months
Weighted Average Original
Term to Stated Maturity
(All Loans): ____ months

                               REMAINING TERMS TO STATED MATURITY (IN MONTHS) AS OF THE CUT-OFF DATE

                                                                 NUMBER OF                                          PERCENT BY
                                                                 MORTGAGE     AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
RANGE OF REMAINING TERMS (IN MONTHS)                               LOANS        DATE BALANCE         NUMBER        DATE BALANCE
------------------------------------                             ---------    -----------------    -----------   -----------------


                                                                 ---------    -----------------    -----------   -----------------
Total.............................
                                                                 =========    =================    ===========   =================
Weighted Average Remaining
Term to Stated Maturity
(ARM Loans): ___ months

Weighted Average Remaining
Term to Stated Maturity
(Fixed Rate Loans): ___ months

Weighted Average Remaining
Term to Stated Maturity
(All Loans): ___ months

         The following table sets forth the respective years in which the Mortgage Loans were originated:

                                                          YEARS OF ORIGINATION

                                                                 NUMBER OF                                          PERCENT BY
                                                                 MORTGAGE     AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
                YEAR                                               LOANS        DATE BALANCE         NUMBER        DATE BALANCE
                ----                                             ---------    -----------------    -----------   -----------------


                                                                 ---------    -----------------    -----------   -----------------
Total.............................
                                                                 =========    =================    ===========   =================

         The following table sets forth the respective years in which the Mortgage Loans are scheduled to mature. The tables provide an indication (which does not account for any scheduled amortization, prepayments or negative amortization) of the concentration of Balloon Payments that will be due in those years with respect to such groups of Mortgage Loans. See "Risk Factors--Balloon Payments" herein.

                                                        YEAR OF SCHEDULED MATURITY

                                                                 NUMBER OF                                          PERCENT BY
                                                                 MORTGAGE     AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
                YEAR                                               LOANS        DATE BALANCE         NUMBER        DATE BALANCE
                ----                                             ---------    -----------------    -----------   -----------------


                                                                 ---------    -----------------    -----------   -----------------
Total.............................
                                                                 =========    =================    ===========   =================

         ___% of the Mortgage Loans prohibit voluntary prepayments of principal until a Lock-out Expiration Date specified in the related Mortgage Note. The following table sets forth the calendar quarters in which Lock-out Expiration Dates for such Mortgage Loans occur.


                                                       MORTGAGE LOAN LOCK-OUT EXPIRATION DATES

                                                                 NUMBER OF                                          PERCENT BY
      CALENDAR QUARTER IN WHICH                                  MORTGAGE     AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
   LOCK-OUT EXPIRATION DATE OCCURS                                 LOANS        DATE BALANCE         NUMBER        DATE BALANCE
   -------------------------------                               ---------    -----------------    -----------   -----------------


                                                                 ---------    -----------------    -----------   -----------------
Total.............................
                                                                 =========    =================    ===========   =================

         The following table sets forth the range of Cut-off Date LTV Ratios of the Mortgage Loans. A "Cut-off Date LTV Ratio" is a fraction, expressed as a percentage, the numerator of which is the Cut-off Date Balance of a Mortgage Loan, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. A Cut-off Date LTV Ratio, because it is based on the value of a Mortgaged Property determined as of loan origination, is not necessarily a reliable measure of the borrower's current equity in that Mortgaged Property. In a declining real estate market, the fair market value of the Mortgaged Property could have decreased from the value determined at origination, and the actual loan-to-value ratio of a Mortgage Loan may be higher than its Cut-off Date LTV Ratio.

                                                                CUT-OFF DATE LTV RATIOS

                                                                 NUMBER OF                                          PERCENT BY
          RANGE OF CUT-OFF                                       MORTGAGE     AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
         DATE LTV RATIOS(%)                                        LOANS        DATE BALANCE         NUMBER        DATE BALANCE
         ------------------                                      ---------    -----------------    -----------   -----------------


                                                                 ---------    -----------------    -----------   -----------------
Total.............................
                                                                 =========    =================    ===========   =================

Weighted Average Cut-off
Date LTV Ratio (ARM
Loans): _____%

Weighted Average Cut-off
Date LTV Ratio (Fixed
Rate Loans): _____%

Weighted Average Cut-off
Date LTV Ratio (All
Loans): _____%

         The following table sets forth the range of Debt Service Coverage Ratios for the Mortgage Loans. The "Debt Service Coverage Ratio" for any Mortgage Loan is the ratio of Net Operating Income produced by the related Mortgaged Property for the period (annualized if the period was less than one year) covered by an operating statement to the amount of the Monthly Payment in effect as of the Cut-off Date multiplied by 12. "Net Operating Income" is the revenue derived from the use and operation of a Mortgaged Property (consisting primarily of rental income and deposit forfeitures) less operating expenses (such as utilities, general administrative expenses, management fees, advertising, repairs and maintenance) and less fixed expenses (such as insurance and real estate taxes). Net Operating Income generally does not reflect capital expenditures. The following table was prepared using operating statements obtained from the respective borrowers. In each case, the information contained in such operating statements was unaudited, and the Depositor has made no attempt to verify its accuracy. In the case of ___ Mortgage Loans (___ ARM Loans and ___ Fixed Rate Loans), the related Mortgaged Property has an operating history of less than ________. Performance over such a relatively short period may be less predictive of future performance than would be a stable operating history over an extended period of time. In the case of _____ Mortgage Loans (____ ARM Loans and ____ Fixed Rate Loans), operating statements for years following 19__ could not be obtained. Accordingly, Debt Service Coverage Ratios for those Mortgage Loans were not calculated and no conclusion should be drawn as to the Debt Service Ratios of such Mortgage Loans based on the information set forth below. The last day of the period (which may not correspond to the end of the calendar year most recent to the Cut-off
Date) covered by each operating statement from which a Debt Service Coverage Ratio was calculated is set forth in Annex A with respect to the related Mortgage Loan.

                                            DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE

              RANGE OF                                           NUMBER OF                                          PERCENT BY
            DEBT SERVICE                                         MORTGAGE     AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
           COVERAGE RATIOS                                         LOANS        DATE BALANCE         NUMBER        DATE BALANCE
         ------------------                                      ---------    -----------------    -----------   -----------------


Not calculated (A)............................
                                                                 ---------    -----------------    -----------   -----------------
Total.........................................
                                                                 =========    =================    ===========   =================
Weighted Average
Debt Service Coverage
Ratio (ARM Loans):
 _____x(B)

Weighted Average
Debt Service Coverage
Ratio (Fixed Rate Loans):
_____x(C)

Weighted Average
Debt Service Coverage
Ratio (All Loans): _____x(D)

----------
(A) The Debt Service Coverage Ratios for these Mortgage Loans were not calculated due to a lack of available operating statements for years following 19__.

(B) This calculation does not include the ________ ARM Loans as to which Debt Service Coverage Ratios were not calculated.

(C) This calculation does not include the ________ Fixed Rate Loans as to which Debt Service Coverage Ratios were not calculated.

(D) This calculation does not include the ________ Mortgage Loans as to which Debt Service Coverage Ratios were not calculated.

         The Mortgage Loans are secured by liens on Mortgaged Properties located in _____ different states. The following table sets forth the states in which the Mortgaged Properties are located:

                                                         GEOGRAPHIC DISTRIBUTION

                                                                 NUMBER OF                                          PERCENT BY
                                                                 MORTGAGE     AGGREGATE CUT-OFF    PERCENT BY    AGGREGATE CUT-OFF
                STATE                                              LOANS        DATE BALANCE         NUMBER        DATE BALANCE
                -----                                            ---------    -----------------    -----------   -----------------


                                                                 ---------    -----------------    -----------   -----------------
Total...................................
                                                                 =========    =================    ===========   =================


         Specified in Annex A to this Prospectus Supplement are the foregoing and certain additional characteristics of the Mortgage Loans set forth on a loan-by-loan basis. Certain additional information regarding the Mortgage Loans is contained herein under ["--Underwriting Standards",] "--Assignment of the Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases" and in the Prospectus under "Description of the Trust Funds" and "Certain Legal Aspects of Mortgage Loans".

THE MORTGAGE LOAN SELLER

         General. On or prior to the Delivery Date, the Depositor will acquire the Mortgage Loans from ____________ (the "Mortgage Loan Seller") pursuant to a Mortgage Loan Purchase Agreement, dated [the date hereof], between the Depositor and the Mortgage Loan Seller (the "Mortgage Loan Purchase Agreement"). The Mortgage Loan Seller originated ___ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, and acquired the remaining Mortgage Loans from the respective originators thereof.

         [The Mortgage Loans Seller [, a wholly-owned subsidiary of __________,] is a _________________ organized in ____ under the laws of __________________.
As of December 31, 199_, the Mortgage Loan Seller had a net worth of approximately $_________________, and currently holds and services for its own account a total multifamily and commercial mortgage loan portfolio of approximately $__________________, of which approximately $__________________
constitutes multifamily mortgage loans].

         The information set forth herein concerning the Mortgage Loan Seller, the delinquency, foreclosure and loss experience of its mortgage loan portfolio and its underwriting standards has been provided by the Mortgage Loan Seller, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

         [Delinquency And Foreclosure Experience. The following table sets forth certain information concerning the delinquency experience (including pending foreclosures) on the Mortgage Loan Seller's portfolio of multifamily mortgage loans held and serviced for its own account. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until 30 days past due on a contractual basis.


                                              AS OF DECEMBER 31, 199_        AS OF DECEMBER 31, 199_        AS OF ___________, 199_
                                            ---------------------------    --------------------------    ---------------------------
                                                             BY DOLLAR                      BY DOLLAR                      BY DOLLAR
                                            BY NUMBER OF     AMOUNT OF     BY NUMBER OF     AMOUNT OF    BY NUMBER OF      AMOUNT OF
                                                LOANS          LOANS           LOANS           LOANS         LOANS           LOANS
                                            ------------     ---------     ------------     ---------    ------------      ---------
                                                                          (DOLLAR AMOUNTS IN MILLIONS)

Total Multifamily
  Mortgage Loans .........................                     $                              $                              $
                                                                ---                            ---                            -
Period of Delinquency
  30 to 59 days ..........................
  60 to 89 days ..........................
  90 days or more ........................

Total Delinquent Loans ...................

Foreclosures pending(1) ..................

Real Estate Owned ........................

----------
(1) Includes bankruptcies which stay foreclosure.

         The following table presents, for the Mortgage Loan Seller's portfolio of multifamily mortgage loans held and serviced for its own account, the net gains (losses) resulting from foreclosures and the disposition of properties acquired in foreclosure or by deed in lieu of foreclosure during the periods indicated.

                              YEAR ENDED DECEMBER 31,        MONTHS ENDED
                              -----------------------   -----------------------
                               199_           199_       199_            199_
                              ------         ------     ------          ------
Net gains (losses)(1)......

----------
(1) Gains (losses) are defined as proceeds from sale less outstanding principal balance less certain capitalized costs related to the foreclosure and/or disposition of the related property (exclusive of accrued interest).

         There can be no assurance that the delinquency and foreclosure experience of the Mortgage Loans comprising the Mortgage Pool will correspond to the delinquency, foreclosure and loss experience of the Mortgage Loan Seller's total multifamily mortgage loan portfolio set forth in the foregoing tables. The aggregate delinquency, foreclosure and loss experience on the Mortgage Loans comprising the Mortgage Pool will depend on the results obtained over the life of the Mortgage Pool.]

UNDERWRITING STANDARDS

         [All of the Mortgage Loans were originated or acquired by the Mortgage Loan Seller, generally in accordance with the underwriting criteria described herein.

         Description of underwriting standards.]

         [The Mortgage Loans were not originated by the Mortgage Loan Seller to conform to any particular underwriting standards or criteria; however, the Mortgage Loans were originated in the manner described herein and generally with a view to obtaining the rating assigned to the Offered Certificates.]

         The Depositor believes that the Mortgage Loans selected for inclusion in the Mortgage Pool from the Mortgage Loan Seller's portfolio were not so selected on any basis that would have a material adverse effect on the Certificateholders.

ASSIGNMENT OF THE MORTGAGE LOANS; REPURCHASE

         On or prior to the Delivery Date, the Depositor will assign its interests in the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. In connection with such assignment, the Depositor will require the Mortgage Loan Seller to deliver to the Trustee or to a document custodian appointed by the Trustee (a

"Custodian"), among other things, the following documents with respect to each Mortgage Loan (collectively, as to such Mortgage Loan, the "Mortgage File"): (i) the original Mortgage Note, endorsed (without recourse) to the order of Trustee;
(ii) the original Mortgage or a certified copy thereof, together with originals or certified copies of any intervening assignments of such document, in each case with evidence of recording thereon; (iii) the original or a certified copy of any related assignment of leases, rents and profits (if such item is a document separate from the Mortgage), together with originals or certified copies of any intervening assignments of such document, in each case with evidence of recording thereon; (iv) the original or a certified copy of any related security agreement (if such item is a document separate from the Mortgage), together with originals or certified copies of any intervening assignments of such document; (v) an assignment of the Mortgage in favor of the Trustee, in recordable form; (vi) an assignment of any related assignment of leases, rents and profits (if such item is a document separate from the Mortgage) in favor of the Trustee, in recordable form; (vii) an assignment of any related security agreement (if such item is a document separate from the Mortgage) in favor of the Trustee; (viii) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed; (ix) the original lender's title insurance policy issued on the date of the origination of such Mortgage Loan or, with respect to each Mortgage Loan as to which a lender's title insurance policy has not yet been issued, a preliminary title report or a title insurance commitment or binder or, with respect to each Mortgage Loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located; and (x) the original of any guaranty of the borrower's obligations under the related Mortgage Note.

         The Trustee or a Custodian on its behalf will be required to review each Mortgage File within a period of ___ days of the receipt thereof, and the Trustee or a Custodian on its behalf will hold such documents in trust for the benefit of the Certificateholders. If any of the above-described documents is found during the course of such review to be missing from any Mortgage File or defective, and in either case such omission or defect materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders therein, the Trustee will be required to notify the Master Servicer, the Depositor and the Mortgage Loan Seller. In any such case, and if the Mortgage Loan Seller cannot deliver the document or cure the defect within a period of ___ days following its receipt of such notice, then the Mortgage Loan Seller will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such ___-day period at a price (the "Purchase Price") equal to the sum of
(i) the unpaid principal balance of such Mortgage Loan, (ii) unpaid accrued interest on such Mortgage Loan at the Mortgage Rate from the date to which interest was last paid to the Due Date in the Due Period in which the purchase is to occur (exclusive of any portion of such interest representing negative amortization previously added to the principal balance of such Mortgage Loan),
(iii) certain servicing expenses that are reimbursable to the Master Servicer, and (iv) any unpaid accrued interest at the Master Servicer Reimbursement Rate that may be payable to the Master Servicer in respect of related unreimbursed P&I Advances and servicing expenses as described under "Description of the Certificates--P&I Advances" herein. This repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any defect in or omission from a Mortgage File, and neither the Depositor nor any of its affiliates will be obligated to repurchase the affected Mortgage Loan if the Mortgage Loan Seller defaults on its obligation to do so.

         The Pooling and Servicing Agreement will require the Master Servicer promptly (and in any event within ___ days of the Delivery Date) to cause each assignment of a Mortgage described in clause (v) of the second preceding paragraph and each assignment of an assignment of leases, rents and profits described in clause (vi) of the second preceding paragraph to be submitted for recording in the real property records of the jurisdiction in which the related Mortgaged Property is located. See "Description of the Pooling Agreements--Assignment of Mortgage Loans; Repurchases" in the Prospectus.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

         In the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller has represented and warranted with respect to each Mortgage Loan, as of [the Delivery Date], or as of such other date specifically provided in the representation and warranty, among other things, that:

         [Specify significant representations and warranties.]

         If the Master Servicer, the Trustee or the Depositor discovers a breach of any of the foregoing representations and warranties, and such breach materially and adversely affects the value of any Mortgage Loan or the interests of

Certificateholders therein, the party making such discovery will be required to so notify each of the other parties and the Mortgage Loan Seller. In any such case, and if the Mortgage Loan Seller cannot cure such breach within a period of ____ days following its receipt of such notice, then the Mortgage Loan Seller will be obligated pursuant to the Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned, together with its interests in the Mortgage Loans, by the Depositor to the Trustee) to repurchase the affected Mortgage Loan within such ___-day period at the applicable Purchase Price.

         The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any breach of the Mortgage Loan Seller's representations and warranties regarding the Mortgage Loans. [Thus, for example, if the Mortgage Loan Seller were found to have breached its representation set forth in clause __ above regarding environmental matters, it would have no obligation to indemnify the Trust Fund for any resulting liability that the Trust Fund might have incurred for clean-up costs at the affected Mortgaged Property. However, because of the restrictions imposed by the Pooling and Servicing Agreement upon the ability of the Master Servicer to acquire title to a Mortgaged Property or to assume control of its operations, the Depositor believes that it is unlikely that the Trust Fund will incur any such liability. See "Risk Factors--Environmental Law Considerations" herein and "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans", "Risk Factors--Environmental Risks" and "Certain Legal Aspects of Mortgage Loans--Environmental Legislation" in the Prospectus.]

         The Mortgage Loan Seller will be the sole Warranting Party in respect of the Mortgage Loans, and neither the Depositor nor any of its affiliates will be obligated to repurchase any affected Mortgage Loan in connection with a breach of the Mortgage Loan Seller's representations and warranties if the Mortgage Loan Seller defaults on its obligation to do so. However, the Depositor will not include any Mortgage Loan in the Mortgage Pool if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made by the Mortgage Loan Seller regarding such Mortgage Loan will not be correct in all material respects. See "Description of the Pooling Agreements--Representations and Warranties; Repurchases" in the Prospectus.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

         The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the time the Offered Certificates are issued, as adjusted for the scheduled principal payments due on or before the Cut-off Date. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Offered Certificates, unless including such Mortgage Loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

         A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates on or shortly after the Delivery Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

         The Master Servicer will be required to service and administer the Mortgage Loans, either directly or through sub-servicers, on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing Agreement, the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in the same manner as would prudent institutional mortgage lenders and loan servicers servicing mortgage loans comparable to the Mortgage Loans in the jurisdictions where the Mortgaged Properties are located, and with a view to the maximization of timely recovery of principal and interest, but without regard to: (i) any relationship that the Master Servicer or any affiliate of the Master Servicer may have with the related borrower; (ii) the ownership of any Certificate by the Master Servicer or any affiliate of the Master Servicer; (iii) the Master Servicer's obligation to make P&I Advances and advances to cover certain servicing expenses; and (iv) the Master Servicer's right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction.

         Set forth below, following the subsection captioned "--The Master Servicer", is a description of certain pertinent provisions of the Pooling and Servicing Agreement relating to the servicing of the Mortgage Loans. Reference is also made to the Prospectus, in particular to the section captioned "Description of the Pooling Agreements", for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement as they relate to the rights and obligations of the Master Servicer thereunder.

THE MASTER SERVICER

         [__________________________________, a ___________________, will act as
Master Servicer with respect to the Mortgage Pool. Founded in ____ as a ____________, the Master Servicer today furnishes a variety of wholesale banking services. As of December 31, 19__, the Master Servicer had a net worth of approximately $__________, and currently has a multifamily mortgage loan servicing portfolio of approximately $___________.

         The offices of the Master Servicer that will be primarily responsible for servicing and administering the Mortgage Pool are located at
____________________________.

         For so long as the long-term unsecured debt obligations of the Master Servicer are rated ___ or better by _____________________, the Master Servicer will not be required to maintain the errors and omissions policy described in the Prospectus under ["Description of the Pooling Agreements--Hazard Insurance Policies"].]

         The information set forth herein concerning the Master Servicer has been provided by the Master Servicer, and neither the Depositor nor the Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Servicing Fee. The "Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan, will accrue in accordance with the terms of the related Mortgage Note at a rate equal to ________% per annum (the "Servicing Fee Rate") and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on the related Mortgage Loan is computed. As additional servicing compensation, the Master Servicer will be entitled to retain all assumption and modification fees and, as and to the extent described below, Prepayment Premiums, Prepayment Interest Excesses and Penalty Charges collected from borrowers. In addition, the Master Servicer is authorized but not required to invest or direct the investment of funds held in the Certificate Account in certain short-term United States government securities and other investment grade obligations ("Permitted Investments"), and the Master Servicer will be entitled to retain any interest or other income earned on such funds. Although the Master Servicer is required to service and administer the Mortgage Pool in accordance with the general servicing standard described under "--General" above and, accordingly, without regard to its right to receive compensation under the Pooling and Servicing Agreement, additional servicing compensation in the nature of assumption and modification fees, Prepayment Premiums, Prepayment Interest Excesses and Penalty Charges may under certain circumstances provide the Master Servicer with an economic disincentive to comply with such standard.

         If a borrower voluntarily prepays a Mortgage Loan in whole or in part during any Due Period on a date that is prior to its Due Date in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment will be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accruing on the Certificates. If such a principal prepayment occurs during any Due Period after the Due Date for such Mortgage Loan in such Due Period, the amount of interest (net of related Servicing Fees) that accrues on the amount of such principal prepayment will exceed (such excess, a "Prepayment Interest Excess") the corresponding amount of interest accruing on the Certificates. As to any Due Period, to the extent Prepayment Interest Excesses and Prepayment Premiums collected for all Mortgage Loans are greater than

Prepayment Interest Shortfalls incurred, such excess will be paid to the Master Servicer as additional servicing compensation. To the extent Prepayment Interest Shortfalls incurred during any Due Period are greater than Prepayment Interest Excesses and Prepayment Premiums collected in such Due Period, the Master Servicer will be required to deposit into the Certificate Account (such deposit, a "Compensating Interest Payment"), without any right of reimbursement therefor, an amount equal to the lesser of (i) its servicing compensation for such Due Period, and (ii) an amount sufficient to eliminate such net shortfall. Compensating Interest Payments will not cover shortfalls in Mortgage Loan interest accruals that result from any liquidation of a defaulted Mortgage Loan, or of any REO Property acquired in respect thereof, that occurs during a Due Period prior to the related Due Date therein.

         As and to the extent described herein under "Description of the Certificates--P&I Advances", the Master Servicer will be entitled to receive interest on P&I Advances and reimbursable servicing expenses, such interest to be paid, contemporaneously with the reimbursement of the related P&I Advance or servicing expense, in the first instance out of late charges and penalty interest ("Penalty Charges") received on the Mortgage Pool as a whole during the Due Period of reimbursement, and thereafter out of any other collections on the Mortgage Loans. As to any Due Period, to the extent that Penalty Charges collected for all Mortgage Loans are greater than the amount of interest paid to the Master Servicer in respect of P&I Advances and reimbursable servicing expenses, such excess will be paid to the Master Servicer as additional servicing compensation.

         The Master Servicer generally will be required to pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. However, the Master Servicer will be permitted to pay certain such expenses directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid. In connection therewith, the Master Servicer will be responsible for all fees of any sub-servicers, other than management fees earned in connection with the operation of an REO Property, which management fees the Master Servicer will be authorized to pay out of revenues received from such property (thereby reducing the portion of such revenues that would otherwise be available for distribution to Certificateholders). See "Description of the Certificates--Distributions--Method, Timing and Amount" herein and "Description of the Pooling Agreements--Certificate Account" and "--Servicing Compensation and Payment of Expenses" in the Prospectus.

MODIFICATIONS, WAIVERS AND AMENDMENTS

         The Master Servicer may agree to modify, waive or amend any term of any Mortgage Loan in a manner consistent with the servicing standard described herein, provided that such modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon. The Master Servicer also may agree to any other modification, waiver or amendment of the terms of a Mortgage Loan, but only if, in its judgment, a material default on the Mortgage Loan has occurred or a payment default is imminent, and such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan on a present value basis than would liquidation.

         To the extent consistent with the foregoing, the Master Servicer will be permitted: (1) to reduce scheduled monthly payments of principal and interest on any Mortgage Loan, provided that [(a) no such payment may be reduced to an amount less than [1/12 of 5]% of the unpaid principal balance of such Mortgage Loan and (b) no single modification or amendment may provide for a reduction of more than 12 consecutive monthly payments]; and (2) to extend the date on which any Balloon Payment is scheduled to be due for a period of not more than [36] months, but only if:

                  [(x) the related borrower is required to continue to make monthly payments of principal and/or interest thereon in an amount at least equal to the greater of (i) the amount of the Monthly Payment due on the Due Date immediately preceding the scheduled maturity date and
         (ii) an amount equal to thirty days' interest at the related Mortgage Rate;

                  (y) no Monthly Payment due during the preceding 12 months has been more than 30 days delinquent (without regard to any grace period provided for in the related Mortgage Note); and

                  (z) the Master Servicer has previously determined in its good faith judgment that:

                           (i) such extension is reasonably likely to produce a
                  greater recovery than liquidation of the related Mortgage
                  Loan;

                           (ii) on the basis of an inspection report, no
                  deferred maintenance, material damage or waste exists at the related Mortgaged Property; and

                           (iii) on the basis of a review of the most recent
                  annual operating statement for the related Mortgaged Property, and calculated with respect to the amount described in clause
                  (x) above, the debt service coverage ratio for the Mortgage Loan is not less than_____x.]

         The Master Servicer is required to notify the Trustee of any modification, waiver or amendment of any term of any Mortgage Loan, and must deliver to the Trustee or the related Custodian, for deposit in the related Mortgage File, an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within [10] business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are required to be available for review during normal business hours at the offices of the Master Servicer. See "Description of the Certificates--Reports to Certificateholders; Available Information" herein.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

         The Master Servicer is required to perform a physical inspection of each Mortgaged Property at such times and in such manner as are consistent with the servicing standard set forth herein, but in any event (i) at least once per calendar year and (ii), if any scheduled payment becomes more than 60 days delinquent on the related Mortgage Loan, as soon as practicable thereafter. The Master Servicer will be required to prepare a written report of each such inspection describing the condition of the Mortgaged Property and specifying the existence of any material vacancies in the Mortgaged Property, of any sale, transfer or abandonment of the Mortgaged Property, of any material change in the condition or value of the Mortgaged Property, or of any waste committed thereon.

         With respect to each Mortgage Loan that requires the borrower to deliver such statements, the Master Servicer is also required to collect and review the annual operating statements of the related Mortgaged Property. Most of the Mortgages obligate the related borrower to deliver annual property operating statements. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the Master Servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

         Copies of the inspection reports and operating statements referred to above are required to be available for review by Certificateholders during normal business hours at the offices of the Master Servicer. See "Description of the Certificates--Reports to Certificateholders; Available Information" herein.

ADDITIONAL OBLIGATIONS OF THE MASTER SERVICER WITH RESPECT TO ARM LOANS

         The Master Servicer is responsible for calculating adjustments in the Mortgage Rate and the Monthly Payment for each ARM Loan and for notifying the related borrower of such adjustments. If the base index for any ARM Loan is not published or is otherwise unavailable, then the Master Servicer is required to select a comparable alternative index over which it has no direct control, that is readily verifiable and that is acceptable under the terms of the related Mortgage Note. If the Mortgage Rate or the Monthly Payment with respect to any ARM Loan is not properly adjusted by the Master Servicer pursuant to the terms of such Mortgage Loan and applicable law, the Master Servicer is required to deposit in the Certificate Account on or prior to the Due Date of the affected Monthly Payment, an amount equal to the excess, if any, of (i) the amount that would have been received from the borrower if the Mortgage Rate or Monthly Payment had been properly adjusted, over (ii) the amount of such improperly adjusted Monthly Payment, subject to reimbursement only out of such amounts as are recovered from the borrower in respect of such excess.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

         The Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of the Cut-off Date, among the Depositor, the Master Servicer and the Trustee (the "Pooling and Servicing Agreement"), and will repre-sent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise (upon acquisition, an "REO Property"); (iii) such funds or assets as from time to time are deposited in the Certificate Account;
(iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans; and (v) certain rights of the Depositor under the Mortgage Loan Purchase Agreement relating to Mortgage Loan document delivery requirements and the representations and warranties of the Mortgage Loan Seller regarding the Mortgage Loans.

         The Certificates will consist of four classes to be designated as the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class R Certificates. The Class A Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance; the Class B Certificates will have an initial Certificate Balance of $____________, which represents ____% of the Initial Pool Balance; the Class C Certificates will have an initial Certificate Balance of $____________, which represents ___% of the Initial Pool Balance; and the Class R Certificates will have an initial Certificate Balance of [zero]. The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. On each Distribution Date, the respective Certificate Balances of the Class A, Class B and Class C Certificates (the "REMIC Regular Certificates") will in each case be (a) increased by any amounts allocated to such Class of Certificates on such Distribution Date in respect of negative amortization on the Mortgage Loans, and (b) reduced by any amounts actually distributed on such Class of Certificates on such Distribution Date that are allocable to principal. The Certificate Balance of the Class R Certificates will at all times equal the amount, if any, by which the aggregate Stated Principal Balance of the Mortgage Pool exceeds the aggregate Certificate Balance of the REMIC Regular Certificates (the "Excess Pool Balance").

         Only the Class A and Class B Certificates (the "Offered Certificates") are offered hereby. The Class C and Class R Certificates (the "Private Certificates") have not been registered under the Securities Act of 1933 and are not offered hereby. [___________________________________ has agreed with the
Depositor to purchase the Class C and, except for a nominal interest therein, the Class R Certificates.]

         The Class A Certificates will be issued, maintained and transferred on the book-entry records of DTC and its Participants in denominations of $1,000 and in integral multiples thereof. The Class B Certificates will be issuable in fully registered, certificated form in denominations of $____________ and integral multiples of $1,000 in excess thereof, with one Class B Certificate evidencing an additional amount equal to the remainder of the initial Certificate Balance of such Class.

         The Class A Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No Class A Certificate Owner will be entitled to receive a Definitive Class A Certificate representing its interest in such Class, except under the limited circumstances described in the Prospectus under "Description of the Certificates--Book-Entry Registration and Definitive Certificates". Unless and until Definitive Class A Certificates are issued, all references to actions by holders of the Class A Certificates will refer to actions taken by DTC upon instructions received from Class A Certificate Owners through its Participants, and all references herein to payments, notices, reports and statements to holders of the Class A Certificates will refer to payments notices, reports and statements to DTC or Cede & Co., as the registered holder of the Class A Certificates, for distribution to Class A Certificate Owners through its Participants in accordance with DTC procedures. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus.

         Until Definitive Class A Certificates are issued, interests in such Class will be transferred on the book-entry records of DTC and its Participants. The Class B Certificates may be transferred or exchanged, subject to certain restrictions on the transfer of such Certificates to Plans (see "ERISA Considerations" herein), at the offices of ___________________________ located at ______________________________________________, without the payment of any service charges, other than any tax or other governmental charge payable in connection therewith. ________________________ will initially serve as registrar (in such capacity, the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Offered Certificates and of transfers and exchanges of the Class B and, if issued, the Definitive Class A Certificates.

DISTRIBUTIONS

         Method, Timing and Amount. Distributions on the Certificates will be made by the Master Servicer, to the extent of available funds, on the 25th day of each month or, if any such 25th day is not a business day, then on the next succeeding business day, commencing in _________ 199__ (each, a "Distribution Date"). All such distributions (other than the final distribution on any Certificate) will be made to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Each such distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Master Servicer with wiring instructions [no less than five business days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates with an aggregate initial principal amount of at least $5,000,000], or otherwise by check mailed to such Certificateholder. The final distribution on any Certificate will be made in like manner, but only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a Class of Certificates willbe allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. The "Percentage Interest" evidenced by any Offered Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Certificate Balance of the Class to which it belongs.

         The aggregate amount available for distribution to Certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal the sum of the following amounts:

                  (a) the total amount of all cash received on the Mortgage Loans and any REO Properties that is on deposit in the Certificate Account as of the related Determination Date, exclusive of:

                           (i) all Monthly Payments collected but due on a Due
                  Date subsequent to the related Due Period,

                           (ii) all principal prepayments (together with related
                  payments of the interest thereon and related Prepayment Premiums), Liquidation Proceeds, Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period, and

                           (iii) all amounts in the Certificate Account that are
                  due or reimbursable to any person other than the Certificateholders;

                  (b) all P&I Advances made by the Master Servicer with respect to such Distribution Date; and

                  (c) any Compensating Interest Payment made by the Master Servicer to cover or reduce the amount, if any, by which Prepayment Interest Shortfalls incurred during the related Due Period exceed Prepayment Interest Excesses and Prepayment Premiums collected during the related Due Period. See "Description of the Pooling Agreements--Certificate Account" in the Prospectus.

         The "Due Period" for each Distribution Date will be the period that begins on the ______ day of the month preceding the month in which such Distribution Date occurs and ends on the _____ day of the month in which such Distribution Date occurs. The "Determination Date" for each Distribution Date is the _______ day of the month in which such Distribution Date occurs or, if any such ________ day is not a business day, then the next preceding business day.

         Priority. On each Distribution Date, for so long as the Class A and/or Class B Certificates are outstanding, the Master Servicer will (except as otherwise described under "--Termination" below) apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, in the following order of priority:

                  (1) to distributions of interest to the holders of the Class A Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (2) to distributions of principal to the holders of the Class A Certificates in an amount equal to the sum of (a) the product of (i) the Class A Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to zero);

                  (3) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date;

                  (4) to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                  (5) to distributions of principal to the holders of the Class B Certificates in an amount equal to the sum of (a) the product of (i) the Class B Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (ii) the Scheduled Principal Distribution Amount for such Distribution Date, plus (b) if the Class A Certificates have been retired, then to the extent not distributed in retirement thereof on such Distribution Date, the entire Unscheduled Principal Distribution Amount for such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class B Certificates to zero);

                  (6) to distributions of principal to the holders of the Class A Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date (but not more than would be necessary to reduce the Certificate Balance of the Class A Certificates to zero);

                  (7) to distributions of principal to the holders of the Class B Certificates in an amount equal to any Uncovered Portion of the Certificate Balance of the Class B Certificates immediately prior to such Distribution Date, net of any distributions of principal made on such Distribution Date in respect of the Class A Certificates as described in the immediately preceding clause (6);

                  (8) to distributions of interest to the holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class C Certificates for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates;

                  (9) to distributions of principal to the holders of the Class C Certificates in an amount equal to the product of (a) the Class C Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date;

                  (10) to distributions of principal to the holders of the respective Classes of REMIC Regular Certificates, in reverse alphabetical order of their Class designations (that is, C, B, A), in an aggregate amount equal to the product of (a) the Class R Certificates' Ownership Percentage (as calculated immediately prior to such Distribution Date), multiplied by (b) the Scheduled Principal Distribution Amount for such Distribution Date (but, in each case, not more than would be necessary to reduce the related Certificate Balance to zero);

                  (11) to distributions of principal to the holders of the respective Classes of REMIC Regular Certificates, in alphabetical order of their Class designations (that is, A, B, C), in an aggregate amount equal to any Uncovered Portion of the Certificate Balance of the Class C Certificates immediately prior to such Distribution Date (but, in each case, not more than would be necessary to reduce the related Certificate Balance to zero);

                  (12) to distributions of principal to the holders of the respective Classes of REMIC Regular Certificates, in reverse alphabetical order of their Class designations (that is, C, B, A,), in an aggregate amount equal to _____% of the balance, if any, of the Available Distribution Amount remaining after the distributions to be made as described in clauses (1) through (11) above (such remaining balance, if any, herein referred to as "Excess Funds") (but, in each case, not more than would be necessary to reduce the related Certificate Balance to zero); and

                  (13) to distributions to the holders of the Class R Certificates in an amount equal to the remaining balance of any Excess Funds.

         Pass-Through Rates. The Pass-Through Rates applicable to the Class A and Class B Certificates for the initial Distribution Date will equal _______% and ______% per annum, respectively. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for the Class A Certificates will equal LIBOR for such Distribution Date, plus _____ basis points, subject to a maximum of ____% per annum and a minimum of ______% per annum; unless, however, the rate so calculated exceeds the Funds-Available Cap Rate in respect of the Class A Certificates for such Distribution Date, in which case the Pass-Through Rate for the Class A Certificates will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date. With respect to any Distribution Date subsequent to the initial Distribution Date, the Pass-Through Rate for the Class B and Class C Certificates will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date.

         [The Pass-Through Rate applicable to the Class C Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such Distribution Date. The Class R Certificates will have no specified Pass-Through Rate.]

         "LIBOR" for each Distribution Date will be the average of the interbank offered rates for one month United States dollar deposits in the London market as determined during the preceding month in accordance with the method described below. The "Weighted Average Effective Net Mortgage Rate" for each Distribution Date is the weighted average of the applicable Effective Net Mortgage Rates for the Mortgage Loans, weighted on the basis of their respective Stated Principal Balances immediately prior to such Distribution Date. For purposes of calculating the Weighted Average Effective Net Mortgage Rate for any Distribution Date, the "applicable Effective Net Mortgage Rate" for each Mortgage Loan is: (a) if such Mortgage Loan accrues interest on the basis of a 360-day year consisting of twelve 30-day months (a "360/360 basis", which is the basis of accrual for interest on the REMIC Regular Certificates), the Net Mortgage Rate in effect for such Mortgage Loan as of the commencement of the related Due Period; and (b) if such Mortgage Loan does not accrue interest on a 360/360 basis, the annualized rate at which interest would have to accrue during the one month period preceding the Due Date for such Mortgage Loan during the related Due Period on a 360/360 basis in order to produce the aggregate amount of interest (adjusted to the actual Net Mortgage Rate) accrued during such period. The "Net Mortgage Rate" for each Mortgage Loan is equal to the related Mortgage Rate in effect from time to time less the Servicing Fee Rate.

         The "Funds-Available Cap Rate" applicable to the determination of the Pass-Through Rate on the Class A Certificates for each Distribution Date will be an annualized rate equal to the product of (a) the Weighted Average Effective Net Mortgage Rate for such Distribution Date, multiplied by (b) a fraction, expressed in decimal form, the numerator of which is the sum of (i) the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date and (ii) the Excess Pool Balance immediately prior to such Distribution Date, and the denominator of which is the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date. Accordingly, if the Excess Pool Balance is zero (that is, the aggregate Stated Principal Balance of the Mortgage Pool is less than or equal to the aggregate Certificate Balance of the REMIC Regular Certificates), the Funds-Available Cap Rate applicable to the determination of the Pass-Through Rate for the Class A Certificates for any Distribution Date will be the Weighted Average Effective Net Mortgage Rate for such Distribution Date.

         Determination of LIBOR. LIBOR for the initial Distribution Date will equal ____% per annum. LIBOR for each subsequent Distribution Date will be determined as described below on the second LIBOR business day preceding the Distribution Date in the prior month (each, a "LIBOR Adjustment Date"). A "LIBOR business day" is any day on which banking institutions in London, New York City and _______________, are open for dealing in foreign currency and exchange.

         On each LIBOR Adjustment Date, the Master Servicer will determine LIBOR on the basis of the LIBOR quotations of the Reference Banks (as defined below), as such quotations are available to the Master Servicer as of 11:00 a.m. (London time) on such LIBOR Adjustment Date. As used herein with respect to a LIBOR Adjustment Date, "Reference Banks" means four leading banks engaged in transactions in one-month Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page on the LIBOR Adjustment Date in question and (iii) which have been designated as such by the Master Servicer and are able and willing to provide such quotations to the Master Servicer on each LIBOR Adjustment Date; and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rate quotations of major banks). The initial Reference Banks will be

_______________, ____________________, ______________________ and
______________________. If any Reference Bank designated by the Master Servicer should be removed from the Reuters Screen LIBO Page or in any other way fails to meet the qualifications of a Reference Bank, the Master Servicer will be required to designate an alternative Reference Bank.

         On each LIBOR Adjustment Date, LIBOR will be established by the Master Servicer as follows:

                  (i) if on any LIBOR Adjustment Date two or more of the Reference Banks provide such offered rate quotations, LIBOR will be the arithmetic mean of such offered rate quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%);

                  (ii) if on any LIBOR Adjustment Date only one of the Reference Banks provides such offered rate quotations, LIBOR will be whichever is the higher of (A) LIBOR as determined on the previous LIBOR Adjustment Date and (B) a rate per annum (the "Reserve Interest Rate") determined by the Master Servicer to be either (1) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rates that the New York City banks selected by the Master Servicer are quoting, on the relevant LIBOR Adjustment Date, to the principal London offices of leading banks in the London interbank market or (2) if the Master Servicer can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Master Servicer are quoting on such LIBOR Adjustment Date to leading European banks; and

                  (iii) if on any LIBOR Adjustment Date the Master Servicer is required but is unable to determine the Reserve Interest Rate in the manner provided in the immediately preceding clause (ii), LIBOR will be LIBOR as determined on the previous LIBOR Adjustment Date, or, in the case of the first LIBOR Adjustment Date, _____% per annum.

         The establishment of LIBOR by the Master Servicer on any LIBOR Adjustment Date, in the absence of manifest error, will be final and binding.

         Distributable Certificate Interest. The "Distributable Certificate Interest" in respect of each Class of REMIC Regular Certificates for each Distribution Date represents that portion of the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date that is net of such Class's allocable share (calculated as described below) of (i) the aggregate of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments made on the Mortgage Loans during the related Due Period that are not offset by Prepayment Interest Excesses and Prepayment Premiums collected during the related Due Period or covered by the Master Servicer's Compensating Interest Payment for such Distribution Date (the aggregate of such Prepayment Interest Shortfalls that are not so offset or covered, as to such Distribution Date, the "Net Aggregate Prepayment Interest Shortfall"), and (ii) the aggregate of any negative amortization in respect of the Mortgage Loans for their respective Due Dates during the related Due Period (the aggregate of such negative amortization, as to such Distribution Date, the "Aggregate Mortgage Loan Negative Amortization").

         The "Accrued Certificate Interest" in respect of each Class of REMIC Regular Certificates for each Distribution Date is equal to 30 days' interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Balance outstanding immediately prior to such Distribution Date.

         The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each Class of REMIC Regular Certificates will equal the product of (a) such Net Aggregate Prepayment Interest Shortfall, multiplied by (b) a fraction, the numerator of which is equal to 30 days' interest at the Pass-Through Rate applicable to such Class of REMIC Regular Certificates for such Distribution Date accrued on the related Certificate Balance (net of any Uncovered Portion thereof) outstanding immediately prior to such Distribution Date, and the denominator of which is equal to 30 days' interest at the Weighted Average Effective Net Mortgage Rate for such Distribution Date accrued on the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately prior to such Distribution Date. Any portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is not otherwise allocated to the REMIC Regular Certificates will be deemed to be allocated to the Class R Certificates.

         The Aggregate Mortgage Loan Negative Amortization, if any, for each Distribution Date will be allocated among the respective Classes of Certificates in an manner identical to that described in the preceding paragraph for the allocation of any Net Aggregate Prepayment Interest Shortfall. That portion of the Aggregate Mortgage Loan Negative Amortization for any Distribution Date that is allocable to a Class of REMIC Regular Certificates will be added to the Certificate Balance of such Class of REMIC Regular Certificates and, accordingly, will constitute the "Certificate Negative Amortization" in respect thereof for such Distribution Date.

         Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount. The "Scheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of the principal portions of all Monthly Payments, including Balloon Payments, due during or, if and to the extent not previously received or advanced and distributed to Certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related borrower or advanced by the Master Servicer and included in the Available Distribution Amount for such Distribution Date. The Scheduled Principal Distribution Amount from time to time will include all late payments of principal made by a borrower, including late payments in respect of a delinquent Balloon Payment, regardless of the timing of such late payments, except to the extent such late payments are otherwise reimbursable to the Master Servicer for prior P&I Advances.

         The "Unscheduled Principal Distribution Amount" for each Distribution Date will equal the aggregate of: (a) all voluntary prepayments of principal received on the Mortgage Loans during the related Due Period; and (b) any other collections (exclusive of payments by borrowers) received on the Mortgage Loans and any REO Properties during the related Due Period, whether in the form of Liquidation Proceeds, Insurance Proceeds, net income from REO Property or otherwise, that were identified and applied by the Master Servicer as recoveries of previously unadvanced principal of the related Mortgage Loan.

         The respective amounts which constitute the Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount for any Distribution Date are herein collectively referred to from time to time as the "Distributable Principal Collections and Advances".

         The "Ownership Percentage" evidenced by any Class of Certificates as of any date of determination will equal a fraction, expressed as a percentage, the numerator of which is the then Certificate Balance of such Class of Certificates, net (in the case of a Class of REMIC Regular Certificates) of any Uncovered Portion of such Certificate Balance, and the denominator of which is the then aggregate Stated Principal Balance of the Mortgage Pool.

         Certain Calculations With Respect to Individual Mortgage Loans. The "Stated Principal Balance" of each Mortgage Loan outstanding at any time represents the principal balance of such Mortgage Loan ultimately due and payable to the Certificateholders. The Stated Principal Balance of each Mortgage Loan will initially equal the Cut-off Date Balance thereof and, on each Distribution Date, will be increased by the portion of the Aggregate Mortgage Loan Negative Amortization for such date, and reduced by the portion of the Distributable Principal Collections and Advances for such date, which in either case is attributable to such Mortgage Loan. The Stated Principal Balance of a Mortgage Loan may also be reduced in connection with any forced reduction of the actual unpaid principal balance thereof imposed by a court presiding over a bankruptcy proceeding wherein the related borrower is the debtor. See "Certain Legal Aspects of Mortgage Loans--Foreclosure--Bankruptcy Laws" in the Prospectus.

         For purposes of calculating distributions on the Certificates, as well as the amount of Servicing Fees payable each month, each REO Property will be treated as if there exists with respect thereto an outstanding mortgage loan (an "REO Loan"), and all references to "Mortgage Loan", "Mortgage Loans" and "Mortgage Pool" herein and in the Prospectus, when used in such context, will be deemed to also be references to or to also include, as the case may be, any "REO Loans". Each REO Loan will generally be deemed to have the same characteristics as its actual predecessor Mortgage Loan, including the same adjustable or fixed Mortgage Rate (and, accordingly, the same Net Mortgage Rate and Effective Net Mortgage Rate) and the same unpaid principal balance and Stated Principal Balance. Amounts due on such predecessor Mortgage Loan, including any portion thereof payable or reimbursable to the Master Servicer, will continue to be "due" in respect of the REO Loan; and amounts received in respect of the related REO Property, net of payments to be made, or reimbursement to the Master Servicer for payments previously advanced, in connection with the operation and management of such property, generally will be applied by the Master Servicer as if received on the predecessor Mortgage Loan. However, notwithstanding the terms of the predecessor Mortgage Loan, the Monthly Payment "due" on an REO Loan will in all cases, for so long as the related Mortgaged Property is part of the Trust Fund, equal one month's interest thereon at the applicable Mortgage Rate.

SUBORDINATION

         The rights of holders of the Class B Certificates and each Class of the Private Certificates (collectively, the "Subordinate Certificates") to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Class A Certificates and each other Class of Subordinate Certificates with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Class A Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class A Certificates. Similarly, but to a lesser degree, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B Certificates of the full amount of all Distributable Certificate Interest payable in respect of such Certificates on each Distribution Date, and the ultimate receipt by such holders of principal in an amount equal to the entire Certificate Balance of the Class B Certificates. The protection afforded to the holders of each Class of Offered Certificates by means of the subordination of each other Class of Certificates with a later alphabetical Class designation, will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "--Distributions--Priority" above. No other form of Credit Support will be available for the benefit of the holders of the Offered Certificates.

         Allocation to the Class A Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will generally accelerate the amortization of the Class A Certificates relative to the actual amortization of the Mortgage Loans. To the extent that the Class A Certificates are amortized faster than the Mortgage Loans, the percentage interest evidenced by the Class A Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Subordinate Certificates), thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Certificates by the Subordinate Certificates. Following retirement of the Class A Certificates, allocation to the Class B Certificates, for so long as they are outstanding, of the entire Unscheduled Principal Distribution Amount for each Distribution Date will provide a similar benefit to such Class of Certificates as regards the relative amount of subordination afforded thereto by the Private Certificates.

         Losses and other shortfalls experienced with respect to the Mortgage Loans will not, with the exception of any Net Aggregate Prepayment Interest Shortfalls, be applied to reduce either the Certificate Balance or the absolute entitlement to interest of any Class of REMIC Regular Certificates, even though such losses and shortfalls may cause one or more of such Classes to receive less than the full amount of principal and interest to which it is entitled. As a result, the aggregate Stated Principal Balance of the Mortgage Pool at any time may be less than the aggregate Certificate Balance of the REMIC Regular Certificates. Such deficit will be allocated to the respective Classes of REMIC Regular Certificates (in each case to the extent of its Certificate Balance) in reverse alphabetical order of their Class designations (that is, C, B, A). Such allocation will not reduce the Certificate Balance of any such Class and is intended solely to identify the portion (the "Uncovered Portion") of the Certificate Balance of each such Class for which there is at such time no corresponding principal amount of Mortgage Loans.

P&I ADVANCES

         On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, a "P&I Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, funds held in the Certificate Account that are not required to be part of the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of: (i) all Monthly Payments (net of the related Servicing Fee), other than Balloon Payments, which were due on the Mortgage Loans during the related Due Period and delinquent as of the related Determination Date; (ii) in the case of each Mortgage Loan delinquent in respect of its Balloon Payment as of the related Determination Date, an amount equal to 30 days' interest thereon at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing Fee), but only to the extent that the related borrower has not made a payment sufficient to cover such amount under any forbearance arrangement or otherwise that has been included in the Available Distribution Amount for such Distribution Date; and (iii) in the case of each REO Property, an amount equal to thirty days' imputed interest with respect thereto at the related Mortgage Rate in effect as of the commencement of the related Due Period (net of the related Servicing
Fee), but only to the
extent that such amount is not covered by any net income from such REO Property included in the Available Distribution Amount for such Distribution Date. The Master Servicer's obligations to make P&I Advances in respect of any Mortgage Loan or REO Property will continue through liquidation of such Mortgage Loan or disposition of such REO Property, as the case may be.

         The Master Servicer will be entitled to recover any P&I Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan as to which such P&I Advance was made, whether in the form of late payments, Insurance Proceeds, Liquidation Proceeds or otherwise ("Related Proceeds"). Notwithstanding the foregoing, the Master Servicer will not be obligated to make any P&I Advance that it determines in its reasonable good faith judgment would, if made, not be recoverable out of Related Proceeds (a "Nonrecoverable P&I Advance"), and the Master Servicer will be entitled to recover any P&I Advance that it so determines to be a Nonrecoverable P&I Advance out of general funds on deposit in the Certificate Account. The determination by the Master Servicer that any prior P&I Advance constitutes a Nonrecoverable P&I Advance or that any P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, will be evidenced by an officer's certificate to that effect, accompanied by, among other things, an appraisal of the related Mortgaged Property or REO Property, as the case may be, performed during the preceding 12 month period by an independent MAI-designated appraiser. See "Description of the Certificates--Advances in Respect of Delinquencies" and "Description of the Pooling Agreements--Certificate Account" in the Prospectus.

         In connection with its recovery of any P&I Advance or reimbursable servicing expense (each, an "Advance"), the Master Servicer will be entitled to retain, out of any amounts then on deposit in the Certificate Account, interest at a per annum rate equal to ________________ (the "Master Servicer Reimbursement Rate"), accrued on the amount of such Advance from the date made to but not including the date of reimbursement. The Master Servicer is entitled to receive as additional servicing compensation the aggregate amount of Penalty Charges received during each Due Period, but only to the extent that such Penalty Charges exceed the aggregate amount of interest paid to the Master Servicer during such Due Period in respect of unreimbursed Advances. Accordingly, Penalty Charges are deemed to be the first source of funds for paying the Master Servicer interest on Advances. However, if the aggregate amount of interest paid to the Master Servicer in respect of unreimbursed Advances during any Due Period exceeds the aggregate amount of Penalty Charges collected during such Due Period, such excess will likely be paid out of amounts received on the Mortgage Loans representing previously unadvanced interest (at the related Net Mortgage Rate) and principal. If such is the case, shortfalls on the Certificates will result.

         To the extent not offset or covered by Penalty Charges or amounts otherwise payable on the Private Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class B Certificates; and to the extent not offset or covered by Penalty Charges or amounts otherwise payable on the Class B and the Private Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Class A Certificates. To the extent that any holder of an Offered Certificate must bear the cost of the Master Servicer's Advances, the benefits of such Advances to such holder will be contingent on the ability of such holder to reinvest the amounts received as a result of such Advances at a rate of return equal to or greater than the Master Servicer Reimbursement Rate.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

         On each Distribution Date, the Master Servicer will be required to forward by mail to each holder of an Offered Certificate a statement (a "Distribution Date Statement") providing various items of information relating to distributions made on such date with respect to the relevant Class and the recent status of the Mortgage Pool. For a more detailed discussion of the particular items of information to be provided in each Distribution Date Statement, as well as a discussion of certain annual information reports to be furnished by the Master Servicer to persons who at any time during the prior calendar year were holders of the Offered Certificates, see "Description of the Certificates--Reports to Certificateholders" in the Prospectus.

         The Pooling and Servicing Agreement requires that the Master Servicer make available at its offices primarily responsible for servicing the Mortgage Loans, during normal business hours, for review by any holder of an Offered Certificate or any person identified to the Trustee as a prospective transferee of an Offered Certificate, originals or copies of, among other things, the following items: (a) the Pooling and Servicing Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Offered Certificates since the

Delivery Date, (c) all officer's certificates delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements--Evidence as to Compliance" in the Prospectus, (d) all accountants' reports delivered to the Trustee since the Delivery Date as described under "Description of the Pooling Agreements--Evidence as to Compliance" in the Prospectus, (e) the most recent property inspection report prepared by or on behalf of the Master Servicer in respect of each Mortgaged Property, (f) the most recent Mortgaged Property annual operating statements, if any, collected by or on behalf of the Master Servicer, (g) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer, and (h) any and all officers' certificates and other evidence delivered to the Trustee to support the Master Servicer's determination that any P&I Advance or servicing expense was or, if made, would be a Nonrecoverable P&I Advance. Copies of any and all of the foregoing items will be available from the Master Servicer upon request; however, the Master Servicer will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

         Upon written request of any Certificateholder of record made for purposes of communicating with other Certificateholders with respect to their rights under the Pooling and Servicing Agreement, the Certificate Registrar will afford such Certificateholder access during business hours to the most recent list of Certificateholders held thereby.

         Until such time as Definitive Class A Certificates are issued, the foregoing information and access will be available to Class A Certificate Owners only to the extent it is forwarded by or otherwise available through DTC and its Participants. The manner in which notices and other communications are conveyed by DTC to Participants, and by Participants to Class A Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master Servicer, the Trustee, the Depositor and the Certificate Registrar are required to recognize as Certificateholders only those persons in whose names the Certificates are registered on the books and records of the Certificate Registrar. The initial registered holder of the Class A Certificates will be Cede & Co. as nominee for DTC.

VOTING RIGHTS

         At all times during the term of the Pooling and Servicing Agreement, the Voting Rights shall be allocated among the respective Classes of Certificateholders in proportion to the Certificate Balances of their Certificates (net, in the case of a Class of REMIC Regular Certificates, of any Uncovered Portion of the related Certificate Balance). Voting Rights allocated to a Class of Certificateholders will be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates. See "Description of the Certificates--Voting Rights" in the Prospectus.

TERMINATION

         The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by the Master Servicer. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar or other location specified in such notice of termination.

         Any such purchase by the Master Servicer of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to the greater of (1) the aggregate fair market value of all the Mortgage Loans and REO Properties then included in the Trust Fund, as mutually determined by the Master Servicer and the Trustee, and (2) the excess of (a) the sum of (i) the aggregate Purchase Price of all the Mortgage Loans then included in the Trust Fund and
(ii) the fair market value of all REO Properties then included in the Trust Fund, as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, over (b) the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Master Servicer to effect such termination is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than [10]% of the Initial Pool Balance.

         On the final Distribution Date, the aggregate amount paid by the Master Servicer for the Mortgage Loans and other assets in the Trust Fund (if the Trust Fund is to be terminated as a result of the purchase described in the preceding paragraph), together with all other amounts on deposit in the Certificate Account and not otherwise payable to a person other than the Certificateholders (see "Description of the Pooling Agreements--Certificate Account" in the Prospectus), will be applied: FIRST, to distributions of interest to holders of the Class A Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class A Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates; SECOND, to distributions of principal to holders of the Class A Certificates in an amount equal to the sum of the Certificate Balance of the Class A Certificates outstanding immediately prior to such Distribution Date, plus any Certificate Negative Amortization in respect of the Class A Certificates for such Distribution Date; THIRD, to distributions of interest to holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of the Class B Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates; FOURTH, to distributions of principal to holders of the Class B Certificates in an amount equal to the sum of the Certificate Balance of the Class B Certificates outstanding immediately prior to such Distribution Date, plus any Certificate Negative Amortization in respect of the Class B Certificates for such Distribution Date; and THEREAFTER, to distributions to holders of the Private Certificates.

TRUSTEE

         ____________, a _____________________, will act as Trustee on behalf of the Certificateholders. The Master Servicer will be responsible for the fees and normal disbursements of the Trustee. The offices of the Trustee primarily responsible for the administration of the Trust Fund are located at _____________________________. See "Description of the Pooling Agreements--the Trustee", "--Duties of the Trustee", "--Certain Matters Regarding the Trustee" and "--Resignation and Removal of the Trustee" in the Prospectus.

                        YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

         General. The yield on any Offered Certificate will depend on: (i) the Pass-Through Rate in effect from time to time for such Certificate; (ii) the price paid for such Certificate and, if the price was other than par, the rate and timing of payments of principal on such Certificate; and (iii) the aggregate amount of distributions on such Certificate.

         Pass-Through Rate. The Pass-Through Rate applicable to the Class A Certificates for any Distribution Date will equal LIBOR for such Distribution Date, plus ______ basis points, subject to a maximum of ____% per annum and a minimum of _______% per annum; unless, however, the rate so calculated exceeds the Funds-Available Cap Rate applicable to the Class A Certificates for such Distribution Date, in which case the Pass-Through Rate for the Class A Certificates for such Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such date. See "Description of the Certificates--Distributions--Pass-Through Rates" herein. Accordingly, the yield on the Class A Certificates, in general, will be highly sensitive to monthly changes in LIBOR.

         Listed below are some historical values of LIBOR since January 1988. LIBOR values may fluctuate significantly over time and may not increase or decrease in a constant pattern from period to period. The following does not purport to be representative of future values of LIBOR, and no assurance can be given as to the value of LIBOR on any LIBOR Adjustment Date.



MONTH                                  1988        1989        1990        1991        1992        1993        1994       1995
-----                                  ----        ----        ----        ----        ----        ----        ----       ----
January ............................   7.04%       9.26%       8.32%       7.25%       4.21%       3.19%       3.25%      5.93%
February ...........................   6.78        9.55        8.32        6.60        4.18        3.15        3.38       6.09
March ..............................   6.82       10.12        8.43        6.60        4.36        3.20        3.63       6.11
April ..............................   7.07       10.01        8.44        6.15        4.12        3.17        3.83       6.10
May ................................   7.31        9.79        8.35        5.99        3.94        3.12        4.31       6.07
June ...............................   7.67        9.53        8.31        6.12        4.06        3.18        4.38       6.04
July ...............................   7.99        9.13        8.21        6.02        3.48        3.16        4.54       5.91
August .............................   8.32        8.93        8.12        5.76        3.40        3.18        4.71       5.91
September ..........................   8.33        9.02        8.22        5.62        3.25        3.15        4.86       5.86
October ............................   8.35        8.82        8.13        5.34        3.20        3.17        5.07       5.85
November ...........................   8.71        8.59        8.05        4.97        3.31        3.18        5.48       5.81
December ...........................   9.59        8.77        8.27        4.96        3.71        3.35        6.08       5.85


         Whether the Pass-Through Rate for the Class A Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate rather than the LIBOR-based rate described above will depend on whether and to what extent LIBOR for that Distribution Date plus ____ basis points (subject to the maximum and minimum rates per annum described above) exceeds the then Weighted Average Effective Net Mortgage Rate and, if so, whether and to what extent there then exists an Excess Pool Balance.

         Although ____ of the Mortgage Loans, which represent _____% of the Initial Pool Balance, are ARM Loans, future fluctuations in LIBOR will not necessarily be accompanied by corresponding proportionate changes in the then Weighted Average Effective Net Mortgage Rate because the Indices upon which adjustments to the Mortgage Rates for the ARM Loans are based may not rise and fall in a manner consistent with LIBOR. In particular, the COFI Index, which serves as the Index for ARM Loans that represent _____% of the Initial Pool Balance, is generally referred to as a lagging index because it tends to rise and fall more slowly than LIBOR, which is generally referred to as a market index. See "Description of the Mortgage Pool--Certain Payment Characteristics" and "--The Eleventh District Cost of Funds Index" herein. Furthermore, the Mortgage Rates on the ARM Loans may not fully and promptly reflect changes in the corresponding Indices due to the effect of periodic and lifetime floors and caps on changes to such Mortgage Rates and the periodicity of Interest Rate Adjustment Dates for the ARM Loans. [For example, although the initial Weighted Average Effective Net Mortgage Rate exceeds by _______ percentage points the initial Pass-Through Rate for the Class A Certificates, most of the Mortgage Rates in effect for the ARM Loans that provide for minimum lifetime Mortgage Rates are at their minimum permitted lifetime levels. Consequently, an increase of _____ percentage points in each of the Indices applicable to the ARM Loans would result, even if the Mortgage Rates thereon could be contemporaneously adjusted, in an increase of only _______ percentage points in the Weighted Average Effective Net Mortgage Rate. A simultaneous increase of _____ percentage points in LIBOR would therefore narrow, to ______ percentage points, the gap between the Pass-Through Rate for the Class A Certificates and the Weighted Average Effective Net Mortgage Rate. In addition, changes in the Weighted Average Effective Net Mortgage Rate from time to time will depend on changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of the Mortgage Loans. See "Description of the Mortgage Pool" herein and "--Yield Considerations--Rate and Timing of Principal Payments" below.

         As described above, whether the Pass-Through Rate on the Class A Certificates at any time is based on LIBOR or is equal to the then applicable Weighted Average Effective Net Mortgage Rate may depend in part upon the presence of Excess Pool Balance, that is, an excess of the aggregate Stated Principal Balance of the Mortgage Pool over the aggregate Certificate Balance of all of the Classes of REMIC Regular Certificates. If the sum of monthly LIBOR for any Distribution Date plus ________ basis points exceeds the Weighted Average Effective Net Mortgage Rate for such Distribution Date, then the Pass-Through Rate for the Class A Certificates will equal (subject to a maximum rate of __% per annum) the higher LIBOR-based rate rather than the lower Weighted Average Effective Net Mortgage Rate only if the LIBOR-based rate does not exceed the applicable Funds-Available Cap Rate. The Funds-Available

Cap Rate applicable to the calculation of the Pass-Through Rate in respect of the Class A Certificates for any Distribution Date is an annualized rate equal to the product of the Weighted Average Effective Net Mortgage Rate and a fraction, expressed as a decimal, the numerator of which is the sum of the Certificate Balance of the Class A Certificates and the Excess Pool Balance immediately prior to such Distribution Date, and the denominator of which is the Certificate Balance of the Class A Certificates immediately prior to such Distribution Date. Accordingly, the Funds-Available Cap Rate rises with the expansion of the Excess Pool Balance; and, for any Distribution Date, 30 days' interest at the Weighted Average Effective Net Mortgage Rate for such Distribution Date accrued on the Excess Pool Balance, if any, immediately prior thereto represents the maximum amount by which interest accrued on the Class A Certificates at a LIBOR-based Pass-Through Rate can exceed interest accrued on such Certificates at the Weighted Average Effective Net Mortgage Rate. See "Description of the Certificates--Distributions--Pass-Through Rates" herein. The amount of Excess Pool Balance outstanding from time to time will depend on the aggregate amount of Excess Funds, and on the aggregate amount of the Class R Certificates' allocable share (based on the Ownership Percentage evidenced thereby from time to time) of Distributable Principal Collections and Advances, in each case applied to amortize the Certificate Balances of the respective Classes of REMIC Regular Certificates. As discussed under "Description of the Certificates--Distributions Priority" herein, _____% of Excess Funds, and 100% of the Class R Certificates' allocable share of Distributable Principal Collections and Advances, will be so applied on each Distribution Date. Excess Funds for any Distribution Date will generally equal the amount, if any, by which (a) the portion of the Available Distribution Amount that represents interest on the Mortgage Loans, exceeds (b) the sum of (i) the aggregate amount of Distributable Certificate Interest to be paid in respect of the REMIC Regular Certificates on such Distribution Date, and (ii) the aggregate Uncovered Portion of the Certificate Balances of the REMIC Regular Certificates immediately prior to such Distribution Date.

         The Pass-Through Rate applicable to the Class B Certificates for any Distribution Date will equal the Weighted Average Effective Net Mortgage Rate for such date. Accordingly, the yield on the Class B Certificates will be sensitive to (x) adjustments to the Mortgage Rates on the ARM Loans and (y) changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and involuntary liquidations of the Mortgage Loans. See "Description of the Mortgage Pool" herein and "--Yield Considerations--Rate and Timing of Principal Payments" below.

         Rate and Timing of Principal Payments. The yield to holders of Offered Certificates that are purchased at a discount or premium will be affected by the rate and timing of principal payments on such Certificates. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class B Certificates. In addition, as and to the extent described herein, distributions of the Class R Certificates' allocable share of the Scheduled Principal Distribution Amount for each Distribution Date will be applied in reduction of the Certificate Balances of the respective Classes of REMIC Regular Certificates, in reverse alphabetical order of their Class designations. See "Description of the Certificates--Distributions--Priority" and "--Distributions--Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. Consequently, the rate and timing of principal payments on the Offered Certificates will be directly related to the rate and timing of principal payments on or in respect of the Mortgage Loans (including principal prepayments on the Mortgage Loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations). The rate and timing of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans, will result in distributions on the Offered Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Offered Certificates) while work-outs are negotiated or foreclosures are completed. See "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" herein and "Description of the Pooling Agreements--

Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans--Foreclosure" in the Prospectus.

         The extent to which the yield to maturity of any Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed on such Certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal on the Mortgage Loans is distributed on an Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments (to the extent distributable on such investor's Offered Certificates) occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

         The yield to maturity of Offered Certificates that are purchased at a discount or premium will be similarly affected by payments of principal thereon made with funds in excess of the Distributable Principal Collections and Advances to which the holders of such Certificates may be then entitled. As described herein under "Description of the Certificates--Distributions-- Priority", if there exists an Uncovered Portion of the Certificate Balance of any Class of REMIC Regular Certificates outstanding immediately prior to a Distribution Date, distributions will be made, to the extent of the lesser of available funds and such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of REMIC Regular Certificates and each other Class of REMIC Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of such Class designations. Accordingly, losses incurred in respect of the Mortgage Pool, to the extent creating an Uncovered Portion of the Certificate Balance of [the Class C] Certificates, could speed amortization of the Offered Certificates, to the extent described above, beyond any positive effect on such amortization that would generally result from liquidations of Mortgage Loans prior to their maturity.

         In addition, ____% of the Excess Funds, if any, for each Distribution Date will be applied in reduction of the Certificate Balances of the respective Classes of REMIC Regular Certificates, in reverse alphabetical order of their Class designations. See "Description of the Certificates--Distributions--Priority" herein. The aggregate amount of Excess Funds on each Distribution Date will largely be a function of (i) whether the Class A Certificates are outstanding as of such Distribution Date and, if so, the extent to which the Pass-Through Rate on the Class A Certificates for such Distribution Date is higher or lower than the Weighted Average Effective Net Mortgage Rate for such date, and (ii) the size of the Excess Pool Balance or, conversely, of the aggregate Uncovered Portion of the Certificate Balances of the REMIC Regular Certificates immediately prior to such Distribution Date. Because such variables are in turn dependent on a variety of factors, including, among other things, monthly fluctuations in LIBOR, adjustments of the Mortgage Rates on the ARM Loans, the relative composition of the Mortgage Pool from time to time, and the rate and timing of principal payments and the severity of losses on the Mortgage Loans, no assurance can be given as to the amount of Excess Funds that will be available on any Distribution Date.

         Losses and Shortfalls. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Losses and other shortfalls on the Mortgage Loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne: FIRST, by the holders of the Private Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; SECOND, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable in respect of their Certificates; and LAST, by the holders of the Class A Certificates. As more fully described herein under "Description of the Certificates--Distributions--Distributable Certificate Interest", Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of Certificateholders on a PRO RATA basis.

         Certain Relevant Factors. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, adjustable Mortgage Rates, Lock-out Periods, provisions requiring the payment of Prepayment Premiums, amortization terms that require balloon payments and provisions that permit negative amortization), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental units in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Pool" herein and "Yield Considerations--Principal Prepayments" in the Prospectus.

         The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Although most of the Mortgage Loans are ARM Loans, adjustments to the Mortgage Rates thereon will generally be limited by lifetime and/or periodic caps and floors and, in each case, will be based on the related Index (which may not rise and fall consistently with mortgage interest rates then available) plus the related Gross Margin (which may be different from margins then offered on adjustable rate mortgage loans). See "Description of the Mortgage Pool--Certain Payment Characteristics" and "--The Eleventh District Cost of Funds Index" herein. As a result, the Mortgage Rates on the ARM Loans at any time may not be comparable to prevailing market interest rates. In addition, as prevailing market interest rates decline, and without regard to whether the Mortgage Rates on the ARM Loans decline in a manner consistent therewith, related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate, or (ii) taking advantage of an initial "teaser rate" (a mortgage interest rate below what it would otherwise be if the applicable index and gross margin were applied) on another adjustable rate mortgage loan. The Mortgage Loans may be prepaid at any time and, in [most] cases (approximately _____% of the Initial Pool Balance), may be prepaid in whole or in part without payment of a Prepayment Premium.

         Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by Federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

         The Depositor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

         Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until a date that is scheduled to be at least _____ days and as many as ______ days following the Due Dates for the Mortgage Loans during the related Due Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

         Unpaid Distributable Certificate Interest. As described under "Description of the Certificates--Distributions--Priority" herein, if the portion of the Available Distribution Amount distributable in respect of interest on either Class of Offered Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

WEIGHTED AVERAGE LIFE

         The weighted average life of an Offered Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of an Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected or advanced and by the availability of any amounts other than Distributable Principal Collections and Advances to amortize the Certificate Balance of its Class. As and to the extent described herein, the holders of each Class of Offered Certificates will be entitled to receive on each Distribution Date their allocable share (calculated on the basis of the Ownership Percentage evidenced by such Class of Certificates immediately prior to such date) of the Scheduled Principal Distribution Amount for such Distribution Date; however, the Unscheduled Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates, until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class B Certificates. In addition, as and to the extent described herein, distributions of the Class R Certificates' allocable share of the Scheduled Principal Distribution Amount for each Distribution Date, together with _____% of all Excess Funds, if any, for such Distribution Date, will be applied in reduction of the Certificate Balances of the respective Classes of REMIC Regular Certificates, in reverse alphabetical order of their Class designations; while any distributions in respect of an Uncovered Portion of the Certificate Balance of any Class of REMIC Regular Certificates will be applied, to the extent of such Uncovered Portion, in reduction of the Certificate Balance(s) of such Class of REMIC Regular Certificates and each other Class of REMIC Regular Certificates, if any, with an earlier alphabetical Class designation, in alphabetical order of such Class designations. See "Description of the Certificates--Distributions--Priority" and "--Distributions--Scheduled Principal Distribution Amount and Unscheduled Principal Distribution Amount" herein. As a consequence of the foregoing, the weighted average life of the Class A Certificates will be shorter, and the weighted average life of the Class B Certificates may be longer, than would otherwise be the case if Distributable Principal Collections and Advances and any other amounts being applied in reduction of the Certificate Balances of the REMIC Regular Certificates were being distributed on a PRO RATA basis among the respective Classes thereof.

         ______ Mortgage Loans, which represent ____% of the Initial Pool Balance, permit negative amortization. Although it is impossible to predict the degree of Mortgage Loan negative amortization that will actually be experienced with respect to the Mortgage Pool following the Cut-off Date, the allocation of negative amortization to any Class of Offered Certificates (and the corresponding increase in the Certificate Balance of such Class) will have the effect of extending the weighted average life of such Certificates. As more fully described herein under "Description of the Certificates--Distributions--Distributable Certificate Interest", any negative amortization experienced by the Mortgage Loans during a particular Due Period will be allocated among the respective Classes of Certificates generally on a PRO RATA basis on the related Distribution Date.

         Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the ["Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of the pool of mortgage loans. As used in each of the following tables, the column headed "0%" assumes that none of the Mortgage Loans is prepaid before maturity. The columns headed "___%", "___%", "___%" and "___%" assume that prepayments on the Mortgage Loans are made at those CPRs. There is no assurance, however, that prepayments of the Mortgage Loans will conform to any level of CPR, and no representation is made that the Mortgage Loans will prepay at the CPRs shown or at any other prepayment rate.]

         The following tables indicate the percentage of the initial Certificate Balance of each Class of Offered Certificates that would be outstanding after each of the dates shown at various CPRs and the corresponding weighted average life of each such Class of Offered Certificates. The tables have been prepared on the basis of the following assumptions, among others: [(i) scheduled monthly payments of principal and interest on the Mortgage Loans will be timely received (with no defaults) and will be distributed on the 25th day of each month commencing in ________ 199___; (ii) the Mortgage Rate in effect for each Mortgage Loan as of the Cut-off Date will remain in effect (a) in the case of each Fixed Rate Loan, to maturity and, (b) in the case of each ARM Loan, until its next Interest Rate Adjustment Date, when a new Mortgage Rate that is to remain in effect to maturity will be calculated reflecting the value of the related Index as of ________, 199__, subject to such Mortgage Loan's lifetime and/or periodic rate caps and floors, if any; (iii) all Mortgage Loans accrue and pay interest on a 360/360 basis; (iv) the monthly principal and interest payment due for each Mortgage Loan on the first Due Date following the Cut-off Date will continue to be due (a) in the case of each Fixed Rate Loan, on each Due Date until maturity and, (b) in the case of each ARM Loan, until its next Payment Adjustment Date, when a new payment that is to be due on each Due Date until maturity will be calculated reflecting the appropriate Mortgage Rate and remaining amortization term, subject to such Mortgage Loan's periodic payment cap or negative amortization limits, if any; (v) principal prepayments on the Mortgage Loans will be received on their respective Due Dates at the respective CPRs set forth in the tables, and there will be no Net Aggregate Prepayment Interest Shortfalls in connection therewith; (vi) the Mortgage Loan Seller will not be required to repurchase any Mortgage Loan, and the Master Servicer will not exercise its option to purchase all the Mortgage Loans and thereby cause an early termination of the Trust Fund; and (vii) the Pass-Through Rate for the Class A Certificates will remain at _____% per annum.] To the extent that the Mortgage Loans have characteristics that differ from those assumed in preparing the tables set forth below, each Class of the Offered Certificates may mature earlier or later than indicated by the tables. It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all the Mortgage Loans will prepay at the same rate. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Balances (and weighted average lives) shown in the following tables. Such variations may occur even if the average prepayment experience of the Mortgage Loans were to equal any of the specified CPR percentages.

         Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay.

         Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class A Certificates and sets forth the percentage of the initial Certificate Balance of the Class A Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                                          PERCENT OF THE INITIAL CERTIFICATE BALANCE OF THE
                                             CLASS A CERTIFICATES AT THE RESPECTIVE CPRS
                                                         SET FORTH BELOW:

            DATE                                             0%             %             %            %             %
            ----                                           -----          -----         -----         -----        -----
Delivery Date ...............................              100.0          100.0         100.0         100.0        100.0
_________ 25, 1996 ..........................
_________ 25, 1997 ..........................
_________ 25, 1998 ..........................
_________ 25, 1999 ..........................
_________ 25, 2000 ..........................
_________ 25, 2001 ..........................
_________ 25, 2002 ..........................
Weighted Average Life (years)(A) ............

----------

(A) The weighted average life of a Class A Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class A Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class A Certificate.

         Based on the foregoing assumptions, the following table indicates the resulting weighted average lives of the Class B Certificates and sets forth the percentage of the initial Certificate Balance of the Class B Certificates that would be outstanding after each of the dates shown at the indicated CPRs.

                                           PERCENT OF THE INITIAL CERTIFICATE BALANCE OF THE
                                               CLASS B CERTIFICATES AT THE RESPECTIVE CPRS
                                                            SET FORTH BELOW:

            DATE                                             0%             %             %            %             %
            ----                                           -----          -----         -----         -----        -----
Delivery Date ...............................              100.0          100.0         100.0         100.0        100.0
_________ 25, 1996 ..........................
_________ 25, 1997 ..........................
_________ 25, 1998 ..........................
_________ 25, 1999 ..........................
_________ 25, 2000 ..........................
_________ 25, 2001 ..........................
_________ 25, 2002 ..........................
Weighted Average Life (years)(A) ............

----------

(A) The weighted average life of a Class B Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of the Class B Certificates to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Class B Certificate.

                                 USE OF PROCEEDS

         Substantially all of the proceeds from the sale of the Offered Certificates will be used by the Depositor to purchase the Mortgage Loans and to pay certain expenses in connection with the issuance of the Certificates.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         Upon the issuance of the Offered Certificates, ________________________________________, counsel to the Depositor, will deliver and file with the Commission its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for Federal income tax purposes, the Trust Fund will qualify as a REMIC under the Internal Revenue Code of 1986 (the "Code"). For Federal income tax purposes, the Class R Certificates will be the sole class of "residual interests" in the REMIC, and the Class A, Class B and Class C Certificates will be the "regular interests" in the REMIC and generally will be treated as debt instruments of the REMIC. See "Material Federal Income Tax Consequences--REMICs" in the Prospectus.

         The __________ Certificates [may] [will] [will not] be treated as having been issued with original issue discount for Federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of [original issue discount,] market discount and premium, if any, for Federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to [a CPR of __%]. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.

         The ___________________ Certificates may be treated for Federal income tax purposes as having been issued at a premium. Whether any holder of [either] such Class of Certificates will be treated as holding a Certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of [each] such Class of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium" in the Prospectus.

         The Offered Certificates will be treated as "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C) of the Code, and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and interest (including original issue discount, if any) on the Offered Certificates will be interest described in Section 856(c)(3)(B) of the Code. Moreover, the Offered Certificates will be "obligation[s] . . . which . . . [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3) of the Code. See "Material Federal Income Tax Consequences--REMICs--Characterization of Investments in REMIC Certificates" in the Prospectus.

         For further information regarding the Federal income tax consequences of investing in the Offered Certificates, see "Material Federal Income Tax Consequences--REMICs" in the Prospectus.

                              ERISA CONSIDERATIONS

         A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan") should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

         [The U.S. Department of Labor issued to Merrill Lynch, Pierce, Fenner & Smith Incorporated an individual prohibited transaction exemption, Prohibited Transaction Exemption 90-29 (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and Section 501(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools, such as the

Mortgage Pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the Class A Certificates, underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this discussion, the term "Underwriter" shall include (a) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Merrill Lynch, Pierce, Fenner & Smith Incorporated and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to the Class A Certificates.

         The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Class A Certificates to be eligible for exemptive relief thereunder. FIRST, the acquisition of the Class A Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm'slength transaction with an unrelated party. SECOND, the rights and interests evidenced by the Class A Certificates must not be subordinated to the rights and interests evidenced by the other certificates of the same trust. THIRD, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch Investors Service, Inc. FOURTH, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of any Underwriter, the Depositor, the Master Servicer, the Trustee, any sub-servicer, and any borrower with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Class A Certificates. FIFTH, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. SIXTH, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         Because the Class A Certificates are not subordinated to any other Class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of the Class A Certificates that they be rated not lower than "__" by each Rating Agency; thus, the third general condition set forth above is satisfied with respect to such Certificates as of the Delivery Date. In addition, the fourth general condition set forth above is also satisfied as of the Delivery Date. A fiduciary of a Plan contemplating purchasing a Class A Certificate in the secondary market must make its own determination that, at the time of such purchase, the Class A Certificates continue to satisfy the third and fourth general conditions set forth above. A fiduciary of a Plan contemplating purchasing any purchase of a Class A Certificate must make its own determination that the first, fifth and sixth general conditions set forth above will be satisfied with respect to such Class A Certificate as of the date of such purchase.

         Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm that the specific and general conditions of the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. See "ERISA Considerations" in the Prospectus.]

         [Because the characteristics of the Class B Certificates do not meet the requirements of the Exemption, the purchase or holding of such Certificates by a Plan may result in prohibited transactions or the imposition of excise taxes or civil penalties. As a result,] no transfer of a [Class B] Certificate or any interest therein may be made to a Plan or to any person who is directly or indirectly purchasing such [Class B] Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless the prospective transferee provides the Certificate Registrar with a certification of facts and an opinion of counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Master Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. See "ERISA Considerations" in the Prospectus.

                                LEGAL INVESTMENT

         [As long as the Class A Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, the Class A Certificates will constitute "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), and as such will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, however, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States have enacted legislation which overrides the preemption provisions of SMMEA.

         SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.]

         The [Class B] Certificates will not be "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the [Class B] Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the [Class B] Certificates, is subject to significant interpretive uncertainties.

         The Depositor makes no representation as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions.

         See "Legal Investment" in the Prospectus.

                             METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and the Underwriter, the Offered Certificates will be purchased from the Depositor by the Underwriter, an affiliate of the Depositor, upon issuance. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor estimated to be approximately $_______, will be _______% of the initial aggregate Certificate Balance thereof, plus accrued interest.

         Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter. In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Securities Act").

         Purchasers of the Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

         The Depositor also has been advised by the Underwriter that it, through one or more of its affiliates, currently intends to make a market in the Offered Certificates; however, it has no obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active public market for the Offered Certificates will develop. See "Risk Factors--Limited Liquidity" herein and in the Prospectus.

         THE DEPOSITOR HAS AGREED TO INDEMNIFY THE UNDERWRITER AND EACH PERSON, IF ANY, WHO CONTROLS THE UNDERWRITER WITHIN THE MEANING OF SECTION 15 OF THE SECURITIES ACT AGAINST, OR MAKE CONTRIBUTIONS TO THE UNDERWRITER AND EACH SUCH CONTROLLING PERSON WITH RESPECT TO, CERTAIN LIABILITIES, INCLUDING LIABILITIES UNDER THE SECURITIES ACT.

                                  LEGAL MATTERS

         Certain legal matters will be passed upon for the Depositor and the Underwriter by ____________________.

                                     RATING

         It is a condition to issuance that the Class A Certificates be rated not lower than "__", and the Class B Certificates be rated not lower than "__", by ____________________________________.

         A securities rating on mortgage pass-through certificates addresses the likelihood of the receipt by holders thereof of payments to which they are entitled. The rating takes into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments required under the certificates. The ratings on the Offered Certificates do not, however, constitute a statement regarding frequency of prepayments on the Mortgage Loans.

         There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating to either or both Classes thereof and, if so, what such rating or ratings would be. A rating assigned to either Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by ___________________________.

         The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. See "Risk Factors--Limited Nature of Ratings" in the Prospectus.

                              INDEX OF DEFINITIONS

                                                                         PAGE
                                                                         ----

360/360 basis ..............................................                S-42
Accrued Certificate Interest ...............................                S-43
Advance ....................................................                S-46
Aggregate Mortgage Loan Negative Amortization ..............          S-10, S-43
ARM Loans ..................................................      S-2, S-7, S-24
Available Distribution Amount ..............................          S-12, S-40
Balloon Payment ............................................           S-8, S-25
Certificate Balance ........................................                 S-2
Certificate Negative Amortization ..........................          S-10, S-44
Certificate Registrar ......................................                S-39
Certificates ...............................................            S-1, S-5
Class ......................................................                 S-1
Class A Certificate Owner ..................................                 S-6
Code .......................................................                S-55
COFI ARM Loans .............................................      S-2, S-7, S-24
COFI Index .................................................            S-2, S-7
Compensating Interest Payment ..............................          S-15, S-37
Constant Prepayment Rate ...................................                S-53
CPR ........................................................                S-53
Custodian ..................................................                S-34
Cut-off Date ...............................................                 S-2
Cut-off Date Balance .......................................                 S-8
Cut-off Date LTV Ratio .....................................                S-30
Debt Service Coverage Ratio ................................                S-30
Definitive Class A Certificate .............................                 S-6
Delivery Date ..............................................                 S-1
Depositor ..................................................                 S-2
Determination Date .........................................                S-40
Distributable Certificate Interest .........................          S-14, S-43
Distributable Principal Collections and Advances ...........          S-15, S-44
Distribution Date ..........................................     S-2, S-12, S-40
Distribution Date Statement ................................                S-46
DTC ........................................................                 S-6
Due Date ...................................................                 S-6
Due Period .................................................          S-12, S-40
Effective Net Mortgage Rate ................................                S-11
ERISA ......................................................          S-18, S-55
Excess Funds ...............................................          S-14, S-41
Excess Pool Balance ........................................          S-10, S-39
Exemption ..................................................                S-55
FHLB of San Francisco ......................................                S-25
Fixed Rate Loans ...........................................      S-2, S-7, S-24
Form 8-K ...................................................                S-35
Funds-Available Cap Rate ...................................          S-11, S-42
Gross Margin ...............................................                 S-7
Index ......................................................      S-2, S-7, S-24
Initial Pool Balance .......................................                 S-2
Interest Rate Adjustment Date ..............................                 S-7
LIBOR ......................................................          S-11, S-42
LIBOR Adjustment Date ......................................                S-42
LIBOR business day .........................................                S-42
Lock-out Expiration Date ...................................           S-8, S-25
Lock-out Period ............................................           S-8, S-25
Master Servicer Reimbursement Rate .........................          S-15, S-46

                                                                         PAGE
                                                                         ----

Monthly Payments ...........................................            S-2, S-6
Mortgage ...................................................                S-23
Mortgage File ..............................................                S-34
Mortgage Loan Purchase Agreement ...........................           S-5, S-32
Mortgage Loan Seller .......................................     S-2, S-23, S-32
Mortgage Loans .............................................                 S-2
Mortgage Note ..............................................                S-23
Mortgage Pool ..............................................                 S-2
Mortgage Rate ..............................................            S-2, S-6
Mortgaged Property .........................................           S-6, S-23
Net Aggregate Prepayment Interest Shortfall ................          S-16, S-43
Net Mortgage Rate ..........................................          S-11, S-42
Net Operating Income .......................................                S-30
Nonrecoverable P&I Advance .................................                S-46
Offered Certificates .......................................      S-1, S-5, S-39
Ownership Percentage .......................................          S-15, S-44
P&I Advance ................................................          S-15, S-45
Participants ...............................................                 S-6
Pass-Through Rate ..........................................                 S-2
Payment Adjustment Date ....................................                 S-7
Payment Cap ................................................           S-7, S-24
Penalty Charges ............................................                S-37
Percentage Interest ........................................                S-40
Permitted Investments ......................................                S-36
Plan .......................................................          S-18, S-55
Pooling and Servicing Agreement ............................           S-9, S-38
Prepayment Interest Excess .................................          S-16, S-36
Prepayment Interest Shortfall ..............................          S-16, S-36
Prepayment Premiums ........................................           S-8, S-25
Private Certificates .......................................           S-5, S-39
Purchase Price .............................................                S-34
Rating Agencies ............................................                S-18
Record Date ................................................                S-12
Reference Banks ............................................                S-42
Related Proceeds ...........................................                S-46
REMIC ......................................................           S-2, S-17
REMIC Regular Certificates .................................      S-2, S-5, S-39
REO Loan ...................................................                S-44
REO Property ...............................................          S-15, S-39
Reserve Interest Rate ......................................                S-43
Restricted Group ...........................................                S-56
Reuters Screen LIBO Page ...................................                S-42
Scheduled Principal Distribution Amount ....................          S-14, S-44
Securities Act .............................................                S-57
Servicing Fee ..............................................           S-5, S-36
Servicing Fee Rate .........................................           S-5, S-36
SMMEA ......................................................          S-18, S-57
Stated Principal Balance ...................................          S-10, S-44
Subordinate Certificates ...................................          S-16, S-45
Treasury Index .............................................                 S-7
Trust Fund .................................................            S-2, S-9
Uncovered Portion ..........................................          S-10, S-45
Underwriter ................................................                 S-1
Unscheduled Principal Distribution Amount ..................                S-14
Weighted Average Effective Net Mortgage Rate ...............          S-11, S-42

                                    ANNEX A
                 CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

PROSPECTUS

                       MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                                   ----------

     The mortgage pass-through certificates (the "Offered Certificates") offered hereby and by the supplements hereto (each, a "Prospectus Supplement") will be offered from time to time in series. The Offered Certificates of each series, together with any other mortgage pass-through certificates of such series, are collectively referred to herein as the "Certificates."

     Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the "Trust Fund") consisting primarily of a segregated pool of one or more of various types of multifamily or commercial mortgage loans (the "Mortgage Loans") secured by interests in the following property types residential properties consisting of five or more rental or cooperatively-owned dwelling units, retail stores, hotels or motels, office buildings, industrial plants, nursing homes, mobile home parks, self-storage facilities, or mixed use or other types of income producing properties, mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans, or a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). See "Description of the Trust Funds." Mortgage Loans (or mortgage loans underlying an MBS) may be delinquent as of the date Certificates of a series are issued, if so specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificate may include amounts on deposit in a separate account (the "Pre-Funding Account") which may be used by the Trust Fund to acquire additional assets as more fully described herein and in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Risk Factors--Effects of Pre-Funding and Acquisition of Additional Mortgage Assets," "Description of the Certificates" and "Description of Credit Support."

     Each series of Certificates will consist of one or more classes of Certificates, and such class or classes (including classes of Offered Certificates) may (i) provide for the accrual of interest thereon based on a fixed, variable or adjustable rate; (ii) be senior or subordinate to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) be entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest; (iv) be entitled to distributions of interest, with disproportionately small, nominal or no distributions of principal; (v) provide for distributions of principal and/or interest that commence only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; or (vii) provide for distributions of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology. See "Description of the Certificates."

     Distributions in respect of the Certificates of each series will be made on a monthly, quarterly, semi-annual or other periodic basis as specified in the related Prospectus Supplement. Such distributions will be made only from the assets of the related Trust Fund.

     This Prospectus and related Prospectus Supplements may be used by the Depositor, Merrill Lynch, an affiliate of the Depositor, and any other affiliate of the Depositor when required under the federal securities law in connection with offers and sales of Offered Certificates in furtherance of market-making activities in Offered Certificates. Merrill Lynch or any such other affiliate may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing marketing prices at the time of sale or otherwise.

     No Certificates of any series will represent an obligation of or interest in the Depositor or any of its affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates of any series nor the assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates (the "Certificateholders") pursuant to a Pooling Agreement, as more fully described herein.

     The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described herein and in the related Prospectus Supplement. See "Yield and Maturity Considerations." A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates."

     If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. See "Material Federal Income Tax Consequences" herein.

                                   ----------

   PROSPECTIVE INVESTORS SHOULD CONSIDER THE INFORMATION SET FORTH UNDER "RISK
    FACTORS" ON PAGE 16 OF THIS PROSPECTUS AND SUCH INFORMATION AS MAY BE SET
        FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS
             SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.

                                   ----------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                       ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                                   ----------

     Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. See "Risk Factors." This Prospectus may not be used to consummate sales of the Offered Certificates of any series unless accompanied by the Prospectus Supplement for such series.

     The Offered Certificates of any series may be offered through one or more different methods, including offerings through underwriters, as more fully described under "Method of Distribution" herein and in the related Prospectus Supplement.

                                  JUNE 23, 1998

                              PROSPECTUS SUPPLEMENT

     As more particularly described herein, each Prospectus Supplement will, among other things, set forth, as and to the extent appropriate: (i) a description of the class or classes of Offered Certificates of the related series, including the payment provisions with respect to each such class, the aggregate principal amount of each such class (the "Certificate Balance"), the rate at which interest will accrue from time to time, if at all, with respect to each such class (the "Pass-Through Rate") or the method of determining such rate; (ii) information with respect to any other classes of Certificates of the same series; (iii) the respective dates on which distributions are to be made to Certificateholders; (iv) information as to the assets constituting the related Trust Fund, including the general characteristics of the assets included therein, including the Mortgage Assets and any Credit Support and Cash Flow Agreements (with respect to the Certificates of any series, the "Trust Assets");
(v) the circumstances, if any, under which the related Trust Fund may be subject to early termination; (vi) additional information with respect to the method of distribution of such Offered Certificates; (vii) whether one or more REMIC elections will be made and the designation of the "regular interests" and "residual interests" in each REMIC to be created; (viii) the initial percentage ownership interest in the related Trust Fund to be evidenced by each class of Certificates of such series; (ix) information concerning the trustee (as to any series, the "Trustee") of the related Trust Fund; (x) information concerning the master servicer (as to any series, the "Master Servicer") and any special servicer (as to any series, the "Special Servicer") engaged to administer the related Mortgage Assets; (xi) information as to the nature and extent of any subordination in entitlement to distributions of any class of Certificates of such series; and (xii) whether such Offered Certificates will be initially issued in definitive or book-entry form.

                              AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to the Offered Certificates of each series contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Publicly filed information, including information regarding the Registrant, is available at the Commission's web site at www.sec.gov.

     No person has been authorized to give any information or to make any representation not contained in this Prospectus and any related Prospectus Supplement and, if given or made, such information or representation must not be relied upon. This Prospectus and any related Prospectus Supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Certificates, or an offer of the Offered Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

     The related Master Servicer or Trustee will be required to mail to holders of the Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. If beneficial interests in a class of Offered
Certificates are being held and transferred in book-entry format through the facilities of The Depository Trust Company ("DTC") as described herein, then unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to a nominee of DTC as the registered holder of the Offered Certificates. The means by which notices and other communications are conveyed by DTC to its participating organizations, and directly or indirectly through such participating organizations to the beneficial owners of the applicable Offered Certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. See "Description of the Certificates--Reports to Certificateholders" and "--Book-Entry Registration and Definitive Certificates," and "Description of the Pooling Agreements--Evidence as to Compliance." The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of an offering of Offered Certificates evidencing interests therein. The Depositor, upon request, will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to its principal executive office at 250Vesey Street, Fifteenth Floor, New York, New York 10281-1315, Attention:
Secretary, or by telephone at (212)449-0336. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

                                TABLE OF CONTENTS

                                                                                                    PAGE
                                                                                                    ----
PROSPECTUS SUPPLEMENT ............................................................................    2
AVAILABLE INFORMATION ............................................................................    2
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE ................................................    3
SUMMARY OF PROSPECTUS ............................................................................    8
RISK FACTORS .....................................................................................   16
  Limited Liquidity for Offered Certificates .....................................................   16
  Limited Assets to Support Payment on Certificates ..............................................   16
  Prepayments on Mortgage Loans; Effects on Average Life of Certificates; Effects on Yields
   on Certificates ...............................................................................   16
  Optional Early Termination .....................................................................   18
  Limited Nature of Ratings on Certificates ......................................................   18
  Effects of Pre-Funding and Acquisition of Additional Mortgage Assets ...........................   18
  Risks to Lenders Associated With Certain Income Producing Loans and Mortgaged Properties .......   19
    Risks Associated with Mortgage Loans Secured by Multifamily Properites .......................   19
    Risks Associated with Mortgage Loans Secured by Retail Properties ............................   20
    Risks Associated with Mortgage Loans Secured by Hospitality Properties .......................   20
    Risks Associated with Mortgage Loans Secured by Office Buildings .............................   20
    Risks Associated with Mortgage Loans Secured by Industrial & Mixed-Use Facilities ............   21
    Risks Associated with Mortgage Loans Secured by Residential Healthcare Facilities ............   21
    Risks Associated with Mortgage Loans Secured by Healthcare-Related Properties ................   21
    Risks Associated with Mortgage Loans Secured by Warehouse and Storage Facilities .............   23
  Management Risks ...............................................................................   23
  Balloon Payments on Mortgage Loans; Heightened Risk of Borrower Default ........................   23
  Leases and Rents Serving as Security for Mortgage Loans Pose Special Risks .....................   24
  Delinquent Mortgage Loans ......................................................................   24
  Environmental Liability May Affect Lien on Mortgaged Property and Expose Lender to Costs .......   24
  Credit Support Limitations--May Not Cover All Risks or Full Payment on Certificates ............   25
  Certain Federal Tax Considerations Regarding REMIC Residual Certificates .......................   25
  ERISA Considerations--Covered Investors May Experience Liability ...............................   26
  Book-Entry Registration of Certificates Affects Ownership of Certificates and Receipt of Payment   26
DESCRIPTION OF THE TRUST FUNDS ...................................................................   26
  General ........................................................................................   26
  Mortgage Loans .................................................................................   26
    General ......................................................................................   26
    Default and Loss Considerations with Respect to the Mortgage Loans ...........................   27
    Payment Provisions of the Mortgage Loans .....................................................   28
    Mortgage Loan Information in Prospectus Supplements ..........................................   28
  MBS ............................................................................................   29
  Certificate Accounts ...........................................................................   29
  Credit Support .................................................................................   30
  Cash Flow Agreements ...........................................................................   30
  Pre-Funding ....................................................................................   30
YIELD AND MATURITY CONSIDERATIONS ................................................................   31
  General ........................................................................................   31
  Pass-Through Rate ..............................................................................   31
  Payment Delays .................................................................................   31
  Certain Shortfalls in Collections of Interest ..................................................   31
  Yield and Prepayment Considerations ............................................................   31
  Weighted Average Life and Maturity .............................................................   33
  Controlled Amortization Classes and Companion Classes ..........................................   33
  Other Factors Affecting Yield, Weighted Average Life and Maturity ..............................   34
    Balloon Payments; Extensions of Maturity .....................................................   34
    Negative Amortization ........................................................................   34
    Foreclosures and Payment Plans ...............................................................   35
    Losses and Shortfalls on the Mortgage Assets .................................................   35
    Additional Certificate Amortization ..........................................................   35

                                                                                                    PAGE
                                                                                                    ----
THE DEPOSITOR ....................................................................................   36
USE OF PROCEEDS ..................................................................................   36
DESCRIPTION OF THE CERTIFICATES ..................................................................   36
  General ........................................................................................   36
  Distributions ..................................................................................   36
  Distributions of Interest on the Certificates ..................................................   37
  Distributions of Certificate Principal .........................................................   38
  Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of
   Equity Participations .........................................................................   38
  Allocation of Losses and Shortfalls ............................................................   38
  Advances in Respect of Delinquencies ...........................................................   39
  Reports to Certificateholders ..................................................................   39
  Voting Rights ..................................................................................   41
  Termination ....................................................................................   41
  Book-entry Registration and Definitive Certificates ............................................   42
DESCRIPTION OF THE POOLING AGREEMENTS ............................................................   43
  General ........................................................................................   43
  Assignment of Mortgage Loans; Repurchases ......................................................   43
  Representations and Warranties; Repurchases ....................................................   44
  Certificate Account ............................................................................   45
    General ......................................................................................   45
    Deposits .....................................................................................   45
    Withdrawals ..................................................................................   46
  Collection and Other Servicing Procedures ......................................................   47
  Modifications, Waivers and Amendments of Mortgage Loans ........................................   47
  Sub-Servicers ..................................................................................   47
  Special Servicers ..............................................................................   48
  Realization Upon Defaulted Mortgage Loans ......................................................   48
  Hazard Insurance Policies ......................................................................   49
  Due-on-Sale and Due-on-Encumbrance Provisions ..................................................   50
  Servicing Compensation and Payment of Expenses .................................................   50
  Evidence as to Compliance ......................................................................   51
  Certain Matters Regarding the Master Servicer and the Depositor ................................   51
  Events of Default ..............................................................................   52
  Rights Upon Event of Default ...................................................................   52
  Amendment ......................................................................................   53
  List of Certificateholders .....................................................................   53
  The Trustee ....................................................................................   53
  Duties of the Trustee ..........................................................................   53
  Certain Matters Regarding the Trustee ..........................................................   54
  Resignation and Removal of the Trustee .........................................................   54
DESCRIPTION OF CREDIT SUPPORT ....................................................................   54
  General ........................................................................................   54
  Subordinate Certificates .......................................................................   55
  Cross-support Provisions .......................................................................   55

                                                                                                    PAGE
                                                                                                    ----
    Insurance or Guarantees with Respect to Mortgage Loans .......................................   55
    Letter of Credit .............................................................................   55
    Certificate Insurance and Surety Bonds .......................................................   55
    Reserve Funds ................................................................................   56
    Credit Support with Respect to MBS ...........................................................   56
  CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS ........................................................   56
    General ......................................................................................   57
    Types of Mortgage Instruments ................................................................   57
    Leases and Rents .............................................................................   57
    Personalty ...................................................................................   57
    Junior Mortgages; Rights of Senior Lenders ...................................................   58
    Foreclosure ..................................................................................   58
      General ....................................................................................   58
      Foreclosure Procedures Vary From State to State ............................................   58
      Judicial Foreclosure .......................................................................   58
      Non-Judicial Foreclosure/Power of Sale .....................................................   59
      Limitations on the Rights of Mortgage Lenders ..............................................   59
      Rights of Redemption .......................................................................   60
      Anti-Deficiency Legislation ................................................................   60
      Leasehold Considerations ...................................................................   60
    Bankruptcy Laws ..............................................................................   61
    Environmental Considerations .................................................................   62
      General ....................................................................................   62
      Superlien Laws .............................................................................   62
      CERCLA .....................................................................................   62
      Certain State and Other Federal Laws .......................................................   62
      Additional Considerations ..................................................................   63
    Due-on-Sale and Due-on-Encumbrance ...........................................................   63
    Subordinate Financing ........................................................................   63
    Default Interest and Limitations on Prepayments ..............................................   64
    Applicability of Usury Laws ..................................................................   64
    Soldiers' and Sailors' Civil Relief Act of 1940 ..............................................   64
    Americans with Disabilities Act ..............................................................   64
  MATERIAL FEDERAL INCOME TAX CONSEQUENCES .......................................................   65
    General ......................................................................................   65
    REMICs .......................................................................................   65
      Classification of REMICs ...................................................................   65
      Characterization of Investments in REMIC Certificates ......................................   66
      Tiered REMIC Structures ....................................................................   66
    Taxation of Owners of REMIC Regular Certificates .............................................   67
      General ....................................................................................   67
      Original Issue Discount ....................................................................   67
      Market Discount ............................................................................   68
      Premium ....................................................................................   70
      Realized Losses ............................................................................   70

                                                                                                    PAGE
                                                                                                    ----
Taxation of Owners of REMIC Residual Certificates ................................................   70
  General ........................................................................................   70
  Taxable Income of the REMIC ....................................................................   71
  Basis Rules, Net Losses and Distributions ......................................................   72
  Excess Inclusions ..............................................................................   73
  Noneconomic REMIC Residual Certificates ........................................................   74
  Mark-to-Market Rules ...........................................................................   74
  Possible Pass-Through of Miscellaneous Itemized Deductions .....................................   75
  Sales of REMIC Certificates ....................................................................   75
  Prohibited Transactions Tax and Other Taxes ....................................................   76
  Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations ......   77
  Termination ....................................................................................   77
  Reporting and Other Administrative Matters .....................................................   78
  Backup Withholding with Respect to REMIC Certificates ..........................................   78
  Foreign Investors in REMIC Certificates ........................................................   78
Grantor Trust Funds ..............................................................................   79
  Classification of Grantor Trust Funds ..........................................................   79
Characterization of Investments in Grantor Trust Certificates ....................................   79
  Grantor Trust Fractional Interest Certificates .................................................   79
  Grantor Trust Strip Certificates ...............................................................   80
Taxation of Owners of Grantor Trust Fractional Interest Certificates .............................   80
  General ........................................................................................   80
  If Stripped Bond Rules Apply ...................................................................   81
  If Stripped Bond Rules Do Not Apply ............................................................   82
  Market Discount ................................................................................   83
  Premium ........................................................................................   84
  Taxation of Owners of Grantor Trust Strip Certificates .........................................   85
  Possible Application of Proposed Contingent Payment Rules ......................................   86
  Sales of Grantor Trust Certificates ............................................................   86
  Grantor Trust Reporting ........................................................................   86
  Backup Withholding .............................................................................   87
  Foreign Investors ..............................................................................   87
STATE AND OTHER TAX CONSEQUENCES .................................................................   87
ERISA CONSIDERATIONS .............................................................................   87
  General ........................................................................................   87
  Plan Asset Regulations .........................................................................   87
  Prohibited Transaction Exemptions ..............................................................   88
LEGAL INVESTMENT .................................................................................   89
METHOD OF DISTRIBUTION ...........................................................................   91
LEGAL MATTERS ....................................................................................   92
FINANCIAL INFORMATION ............................................................................   92
RATING ...........................................................................................   92
INDEX OF DEFINITIONS .............................................................................   93

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                              SUMMARY OF PROSPECTUS

     The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of Offered Certificates of such series. An Index of Definitions is included at the end of this Prospectus.


Title of Certificates ...............   Mortgage   Pass-Through    Certificates,
                                           issuable      in     series      (the
                                           "Certificates").

Depositor ..........................    Merrill Lynch Mortgage Investors,  Inc.,
                                           a   wholly-owned    limited   purpose
                                           subsidiary of Merrill Lynch  Mortgage
                                           Capital Inc. (the  "Depositor").  See
                                           "The Depositor."

Issuer .............................    The Trust  Fund   established   under  a
                                           Pooling and Servicing  Agreement,  as
                                           described  below in this  Summary  of
                                           Prospectus   under   "Description  of
                                           Certificates."

Master Servicer ....................    The master   servicer    (the    "Master
                                           Servicer"),  if any,  for a series of
                                           Certificates  will  be  named  in the
                                           related Prospectus Supplement and may
                                           be an affiliate of the Depositor. See
                                           "Description     of    the    Pooling
                                           Agreements--Collection    and   Other
                                           Servicing Procedures."

Special Servicer ...................    The special   servicer   (the   "Special
                                           Servicer"),  if any,  for a series of
                                           Certificates  will be  named,  or the
                                           circumstances  under  which a Special
                                           Servicer  will be  appointed  will be
                                           described,  in the related Prospectus
                                           Supplement.  See  "Description of the
                                           Pooling           Agreements--Special
                                           Servicers."

Trustee ............................    The trustee (the   "Trustee")  for  each
                                           series of Certificates  will be named
                                           in the related Prospectus Supplement.
                                           See   "Description   of  the  Pooling
                                           Agreements--The Trustee."

The Trust Assets ...................    Each   series   of   Certificates   will
                                           represent in the aggregate the entire
                                           beneficial  ownership  interest  in a
                                           Trust Fund consisting primarily of:

     A. Mortgage Assets ............    The Mortgage Assets with respect to each
                                          series of Certificates will consist of
                                          a    pool    of     mortgage     loans
                                          (collectively,  the "Mortgage  Loans")
                                          secured  by  liens  on,  or   security
                                          interests    in,    (i)    residential
                                          properties  consisting of five or more
                                          rental or cooperatively-owned dwelling
                                          units (the  "Multifamily  Properties")
                                          or  (ii)   retail   stores,   shopping
                                          centers,   hotels  or  motels,  office
                                          buildings,  industrial plants, nursing
                                          homes,  hospitals or other health-care
                                          related facilities, mobile home parks,
                                          warehouse  facilities,  MINI-warehouse
                                          facilities or self-storage facilities,
                                          industrial plants,  mixed use or other
                                          types of  income-producing  properties
                                          or  improved  land  (the   "Commercial
                                          Properties").  If so  specified in the
                                          related Prospectus Supplement, a Trust
                                          Fund  may   include   Mortgage   Loans
                                          secured   by  liens  on  real   estate
                                          projects  under  construction.  If  so
                                          specified  in the  related  Prospectus
                                          Supplement, some Mortgage Loans may be
                                          delinquent  as of the  date  of  their
                                          deposit into the related Trust Fund. A
                                          Mortgage   Loan  will  be   considered
                                          "delinquent" if it is thirty (30) days
                                          or  more   past  its   most   recently
                                          contractual  scheduled payment date in
                                          payment of all amounts  due  according
                                          to its  terms.  In any  event,  at the
                                          time of its  creation  the Trust  Fund
                                          will  not  include   delinquent  loans
                                          which  by  principal  amount  are more
                                          than  20% of the  aggregate  principal
                                          amount  of all  Mortgage  Loans in the
                                          Trust Fund.  The  Mortgage  Loans will
                                          not be  guaranteed  or  insured by the
                                          Depositor,  any of its  affiliates or,
                                          unless  otherwise   specified  in  the
                                          Prospectus    Supplement,    by    any
                                          governmental agency or instrumentality
                                          or other person.

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                                       8

--------------------------------------------------------------------------------

                                        As and to the  extent  described  in the
                                           related  Prospectus   Supplement,   a
                                           Mortgage  Loan  (i) may  provide  for
                                           accrual  of  interest  thereon  at an
                                           interest  rate  (a  "Mortgage  Rate")
                                           that is  fixed  over its term or that
                                           adjusts  from  time to time,  or that
                                           may be  converted  at the  borrower's
                                           election  from  an  adjustable  to  a
                                           fixed  Mortgage Rate, or from a fixed
                                           to an adjustable  Mortgage Rate, (ii)
                                           may  provide  for level  payments  to
                                           maturity or for payments  that adjust
                                           from  time  to  time  to  accommodate
                                           changes  in the  Mortgage  Rate or to
                                           reflect  the  occurrence  of  certain
                                           events,   and  may  permit   negative
                                           amortization,   (iii)  may  be  fully
                                           amortizing over its term to maturity,
                                           or  may  provide  for  little  or  no
                                           amortization  over  its term and thus
                                           require  a  balloon  payment  on  its
                                           stated   maturity   date,   (iv)  may
                                           contain a  prohibition  on prepayment
                                           or require  payment of a premium or a
                                           yield    maintenance    penalty    in
                                           connection  with a prepayment and (v)
                                           may   provide    for    payments   of
                                           principal,  interest or both,  on due
                                           dates that occur monthly,  quarterly,
                                           semi-annually   or  at   such   other
                                           interval  as  is   specified  in  the
                                           related Prospectus Supplement. Unless
                                           otherwise  provided  in  the  related
                                           Prospectus Supplement,  each Mortgage
                                           Loan will have had an  original  term
                                           to  maturity  of  not  more  than  40
                                           years,  and will have been originated
                                           by a person other than the Depositor.
                                           See   "Description   of   the   Trust
                                           Funds--Mortgage Loans."

                                        If and to the  extent  specified  in the
                                           related  Prospectus  Supplement,  the
                                           Mortgage  Assets  that  constitute  a
                                           particular   Trust   Fund   may  also
                                           include  or  consist  solely  of  (i)
                                           private   mortgage    participations,
                                           mortgage pass-through certificates or
                                           other   mortgage-backed   securities,
                                           such  as  mortgage-backed  securities
                                           that  are  similar  to  a  series  of
                                           Certificates  or  (ii)   certificates
                                           insured or  guaranteed by the Federal
                                           Home   Loan   Mortgage    Corporation
                                           ("FHLMC"),   the   Federal   National
                                           Mortgage  Association ("FNMA") or the
                                           Governmental     National    Mortgage
                                           Association  ("GNMA")  or the Federal
                                           Agricultural   Mortgage   Corporation
                                           ("FAMC")      (collectively,      the
                                           mortgage-backed  securities  referred
                                           to in clauses  (i) and (ii),  "MBS"),
                                           provided  that each MBS will evidence
                                           an interest in, or will be secured by
                                           a  pledge  of,  one or more  mortgage
                                           loans    that    conform    to    the
                                           descriptions  of the  Mortgage  Loans
                                           contained herein. See "Description of
                                           the Trust Funds--MBS."

                                        Each Mortgage  Asset will be selected by
                                           the  Depositor  for  inclusion  in  a
                                           Trust   Fund   from    among    those
                                           purchased,    either    directly   or
                                           indirectly,   from  a  prior   holder
                                           thereof (a "Mortgage  Asset Seller"),
                                           which prior  holder may or may not be
                                           the  originator of such Mortgage Loan
                                           or the  issuer of such MBS and may be
                                           an affiliate of the Depositor.

     B. Certificate Account ........    Each Trust Fund will include one or more
                                           accounts      (collectively,      the
                                           "Certificate   Account")  established
                                           and   maintained  on  behalf  of  the
                                           Certificateholders   into  which  the
                                           person or persons  designated  in the
                                           related  Prospectus  Supplement will,
                                           to the extent described herein and in
                                           such Prospectus  Supplement,  deposit
                                           all payments and collections received
                                           or  advanced   with  respect  to  the
                                           Mortgage  Assets and other  assets in
                                           the Trust Fund. A Certificate Account
                                           may  be  maintained  as  an  interest
                                           bearing  or  a  non-interest  bearing
                                           account,  and funds held  therein may
                                           be  held  as  cash  or   invested  in
                                           certain short-term,  investment grade
                                           obligations,    in   each   case   as
                                           described  in the related  Prospectus
                                           Supplement.  See  "Description of the
                                           Trust Funds--Certificate

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                                       9

                                           Accounts"  and  "Description  of  the
                                           Pooling       Agreements--Certificate
                                           Account."

     C. Credit Support .............    If so provided in the related Prospectus
                                           Supplement,     partial    or    full
                                           protection  against certain  defaults
                                           and losses on the Mortgage  Assets in
                                           the   related   Trust   Fund  may  be
                                           provided  to one or more  classes  of
                                           Certificates of the related series in
                                           the form of  subordination  of one or
                                           more other classes of Certificates of
                                           such series,  which other classes may
                                           include   one  or  more   classes  of
                                           Offered  Certificates,  or by  one or
                                           more other  types of credit  support,
                                           such as a letter of credit, insurance
                                           policy, guarantee or reserve fund, or
                                           a   combination   thereof  (any  such
                                           coverage    with   respect   to   the
                                           Certificates  of any series,  "Credit
                                           Support").  The  amount  and types of
                                           any     Credit      Support,      the
                                           identification    of    the    entity
                                           providing  it  (if   applicable)  and
                                           related information will be set forth
                                           in the related Prospectus Supplement.
                                           See  "Risk  Factors--Credit   Support
                                           Limitations,"   "Description  of  the
                                           Trust   Funds--Credit   Support"  and
                                           "Description of Credit Support."

     D. Cash Flow Agreements .......    If so provided in the related Prospectus
                                           Supplement,  a Trust Fund may include
                                           guaranteed    investment    contracts
                                           pursuant to which  moneys held in the
                                           funds and  accounts  established  for
                                           the  related  series will be invested
                                           at a specified  rate.  The Trust Fund
                                           may  also   include   interest   rate
                                           exchange  agreements,  interest  rate
                                           cap  or  floor  agreements,  currency
                                           exchange    agreements   or   similar
                                           agreements  designed  to  reduce  the
                                           effects of interest  rate or currency
                                           exchange  rate  fluctuations  on  the
                                           Mortgage  Assets  or on one  or  more
                                           classes    of    Certificates.    The
                                           principal    terms    of   any   such
                                           guaranteed   investment  contract  or
                                           other  agreement (any such agreement,
                                           a "Cash Flow Agreement"),  including,
                                           without    limitation,     provisions
                                           relating  to the  timing,  manner and
                                           amount  of  payments  thereunder  and
                                           provisions     relating     to    the
                                           termination    thereof,    will    be
                                           described    in    the     Prospectus
                                           Supplement for the related series. In
                                           addition,   the  related   Prospectus
                                           Supplement   will   contain   certain
                                           information   that  pertains  to  the
                                           obligor  under  any  such  Cash  Flow
                                           Agreement.  See  "Description  of the
                                           Trust Funds--Cash Flow Agreements."

     E. Pre-Funding                     If so provided in the related Prospectus
                                           Supplement,  a Trust Fund may include
                                           amounts  on  deposit  in  a  separate
                                           account (the  "Pre-Funding  Account")
                                           which  amounts will not exceed 25% of
                                           the pool balance of the Trust Fund as
                                           of  the  Cut-off  Date.   Amounts  on
                                           deposit  in the  Pre-Funding  Account
                                           may be  used  by the  Trust  Fund  to
                                           acquire  additional  Mortgage Assets,
                                           which additional Mortgage Assets will
                                           be selected  using  criteria  that is
                                           substantially similar to the criteria
                                           used to select  the  Mortgage  Assets
                                           included  in the  Trust  Fund  on the
                                           Closing  Date.  The  Trust  Fund  may
                                           acquire  such   additional   Mortgage
                                           Assets  for a  period  of time of not
                                           more than 120 days after the  Closing
                                           Date (the  "Pre-Funding  Period")  as
                                           specified  in the related  Prospectus
                                           Supplement. Amounts on deposit in the
                                           Pre-Funding  Account after the end of
                                           the  Pre-Funding   Period,   will  be
                                           distributed to  Certificateholders or
                                           such other person as set forth in the
                                           related Prospectus Supplement.  If so
                                           provided  in the  related  Prospectus
                                           Supplement,   the   Trust   Fund  may
                                           include   amounts  on  deposit  in  a
                                           separate  account  (the  "Capitalized
                                           Interest   Account").    Amounts   on
                                           deposit in the  Capitalized  Interest
                                           Account  may be  used  to  supplement
                                           investment   earnings,   if  any,  of
                                           amounts on deposit in the Pre-Funding
                                           Account,      supplement     interest
                                           collections  of the  Trust  Fund,  or
                                           such other  purpose as  specified  in
                                           the related Prospectus Supplement. As
                                           set forth in a related Prospectus

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                                       10

--------------------------------------------------------------------------------

                                           Supplement, amounts on deposit in the
                                           Capitalized   Interest   Account  and
                                           Pre-Funding  Account  will be held in
                                           cash  or   invested   in   short-term
                                           investment  grade  obligations.   Any
                                           amounts on deposit in the Capitalized
                                           Interest  Account  will  be  released
                                           after  the  end  of  the  Pre-Funding
                                           Period as  specified  in the  related
                                           Prospectus   Supplement.   See  "Risk
                                           Factors--Effects  of Pre-Funding  and
                                           Acquisition  of  Additional  Mortgage
                                           Assets."

Description of Certificates ........    Each  series  of  Certificates  will  be
                                           issued   in  one  or   more   classes
                                           pursuant to a pooling  and  servicing
                                           agreement    or    other    agreement
                                           specified  in the related  Prospectus
                                           Supplement   (in   either   case,   a
                                           "Pooling    Agreement")    and   will
                                           represent in the aggregate the entire
                                           beneficial  ownership interest in the
                                           related Trust Fund.

                                        Each series of Certificates will consist
                                           of   one   or   more    classes    of
                                           Certificates,   and  such   class  or
                                           classes (including classes of Offered
                                           Certificates)   may  (i)  be   senior
                                           (collectively, "Senior Certificates")
                                           or     subordinate     (collectively,
                                           "Subordinate Certificates") to one or
                                           more other classes of Certificates in
                                           entitlement to certain  distributions
                                           on the Certificates; (ii) be entitled
                                           to distributions  of principal,  with
                                           disproportionately  small, nominal or
                                           no    distributions    of    interest
                                           (collectively,   "Stripped  Principal
                                           Certificates");  (iii) be entitled to
                                           distributions   of   interest,   with
                                           disproportionately  small, nominal or
                                           no    distributions    of   principal
                                           (collectively,   "Stripped   Interest
                                           Certificates");   (iv)   provide  for
                                           distributions   of  principal  and/or
                                           interest that commence only after the
                                           occurrence of certain events, such as
                                           the  retirement  of one or more other
                                           classes  of   Certificates   of  such
                                           series; (v) provide for distributions
                                           of principal to be made, from time to
                                           time or for designated  periods, at a
                                           rate  that is  faster  (and,  in some
                                           cases,   substantially   faster)   or
                                           slower    (and,    in   some   cases,
                                           substantially  slower)  than the rate
                                           at    which    payments    or   other
                                           collections of principal are received
                                           on the Mortgage Assets in the related
                                           Trust  Fund;   or  (vi)  provide  for
                                           distributions   of  principal  to  be
                                           made,  subject  to  available  funds,
                                           based   on  a   specified   principal
                                           payment     schedule     or     other
                                           methodology.

                                        Each class of  Certificates,  other than
                                           certain classes of Stripped  Interest
                                           Certificates    and   certain   REMIC
                                           Residual   Certificates  (as  defined
                                           below),  will have a stated principal
                                           amount (a "Certificate Balance"); and
                                           each  class  of  Certificates,  other
                                           than  certain   classes  of  Stripped
                                           Principal  Certificates  and  certain
                                           REMIC  Residual  Certificates,   will
                                           accrue  interest  on its  Certificate
                                           Balance  or,  in the case of  certain
                                           classes    of    Stripped    Interest
                                           Certificates,  on a  notional  amount
                                           ("Notional   Amount"),   based  on  a
                                           fixed,    variable   or    adjustable
                                           interest   rate   (a    "Pass-Through
                                           Rate").    The   related   Prospectus
                                           Supplement     will    specify    the
                                           Certificate Balance,  Notional Amount
                                           and Pass-Through  Rate for each class
                                           of    Offered    Certificates,     as
                                           applicable,  or,  in  the  case  of a
                                           variable or  adjustable  Pass-Through
                                           Rate, the method for  determining the
                                           Pass-Through Rate.

                                        The Certificates will not be  guaranteed
                                           or insured by the Depositor or any of
                                           its affiliates,  by any  governmental
                                           agency or  instrumentality  or by any
                                           other   person,    unless   otherwise
                                           provided  in the  related  Prospectus
                                           Supplement.         See         "Risk
                                           Factors--Limited      Assets"     and
                                           "Description  of  the  Certificates."
Distributions of Interest on the
  Certificates .....................    Interest  on  each   class  of   Offered
                                           Certificates   (other  than   certain
                                           classes   of    Stripped    Principal
                                           Certificates  and  Stripped  Interest
                                           Certificates  and
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                                       11

--------------------------------------------------------------------------------

                                           certain REMIC Residual  Certificates)
                                           of each  series  will accrue  at  the
                                           applicable  Pass-Through  Rate on the
                                           Certificate  Balance  or, in the case
                                           of  certain   classes   of   Stripped
                                           Interest  Certificates,  the Notional
                                           Amount thereof  outstanding from time
                                           to time  and will be  distributed  to
                                           Certificateholders as provided in the
                                           related  Prospectus  Supplement (each
                                           of  the  specified   dates  on  which
                                           distributions   are  to  be  made,  a
                                           "Distribution  Date").  Distributions
                                           of  interest  with  respect to one or
                                           more    classes    of    Certificates
                                           (collectively,               "Accrual
                                           Certificates") may not commence until
                                           the  occurrence  of  certain  events,
                                           such as the retirement of one or more
                                           other  classes of  Certificates,  and
                                           interest  accrued  with  respect to a
                                           class of Accrual  Certificates  prior
                                           to the  occurrence  of such an  event
                                           will   either   be   added   to   the
                                           Certificate    Balance   thereof   or
                                           otherwise deferred.  Distributions of
                                           interest  with respect to one or more
                                           classes   of   Certificates   may  be
                                           reduced  to  the  extent  of  certain
                                           delinquencies,   losses   and   other
                                           contingencies described herein and in
                                           the  related  Prospectus  Supplement.
                                           See    "Risk    Factors--Prepayments;
                                           Average    Life   of    Certificates;
                                           Yields,"    "Yield    and    Maturity
                                           Considerations,"  and "Description of
                                           the   Certificates--Distributions  of
                                           Interest on  the  Certificates."

Distributions of Certificate
   Principal .......................    Each class of the  Certificates  of each
                                           series (other than certain classes of
                                           Stripped Interest Certificates and/or
                                           REMIC  Residual   Certificates)  will
                                           have a Certificate  Balance which, as
                                           of  any  date,   will  represent  the
                                           maximum   amount   that  the  holders
                                           thereof are then  entitled to receive
                                           in respect of  principal  from future
                                           cash flow on the  Mortgage  Assets in
                                           the  related   Trust   Fund.   Unless
                                           otherwise  specified  in the  related
                                           Prospectus  Supplement,  the  initial
                                           aggregate  Certificate Balance of all
                                           classes  of a series of  Certificates
                                           will  not  exceed   the   outstanding
                                           principal   balance  of  the  related
                                           Mortgage  Assets  as  of a  specified
                                           date  (the  "Cut-off  Date"),   after
                                           application of scheduled payments due
                                           on or before  such  date,  whether or
                                           not  received.  As and to the  extent
                                           described  in the related  Prospectus
                                           Supplement,      distributions     of
                                           principal with respect to each series
                                           of Certificates  will be made on each
                                           Distribution  Date to the  holders of
                                           the class or classes of  Certificates
                                           of such series entitled thereto until
                                           the  Certificate   Balances  of  such
                                           Certificates  have  been  reduced  to
                                           zero. Distributions of principal with
                                           respect  to one or  more  classes  of
                                           Certificates  (i)  may be  made  at a
                                           rate  that is  faster  (and,  in some
                                           cases, substantially faster) than the
                                           rate  at  which   payments  or  other
                                           collections of principal are received
                                           on the Mortgage Assets in the related
                                           Trust  Fund;  (ii)  may not  commence
                                           until  the   occurrence   of  certain
                                           events, such as the retirement of one
                                           or more other classes of Certificates
                                           of the same series, or may be made at
                                           a rate that is slower  (and,  in some
                                           cases, substantially slower) than the
                                           rate  at  which   payments  or  other
                                           collections of principal are received
                                           on the Mortgage Assets in the related
                                           Trust   Fund;   (iii)  may  be  made,
                                           subject to available funds,  based on
                                           a   specified    principal    payment
                                           schedule    (any   such   class,    a
                                           "Controlled Amortization Class"); and
                                           (iv)   may  be   contingent   on  the
                                           specified  principal payment schedule
                                           for a Controlled  Amortization  Class
                                           of the  same  series  and the rate at
                                           which payments and other  collections
                                           of principal  on the Mortgage  Assets
                                           in  the   related   Trust   Fund  are
                                           received    (any   such   class,    a
                                           "Companion Class").  Unless otherwise
                                           specified  in the related  Prospectus
                                           Supplement, dis-

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                                           tributions of  principal of any class
                                           of Certificates will be made on a pro
                                           rata   basis   among   all   of   the
                                           Certificates   of  such  class.   See
                                           "Description          of          the
                                           Certificates--Distributions        of
                                           Certificate Principal."

Advances ...........................    If and to  the  extent  provided  in the
                                           related  Prospectus  Supplement,  the
                                           Master    Servicer    and/or    other
                                           specified person will be obligated to
                                           make,  or have the  option of making,
                                           certain   advances  with  respect  to
                                           delinquent   scheduled   payments  of
                                           principal   and/or  interest  on  the
                                           Mortgage  Loans in the related  Trust
                                           Fund.  Any such  advances  made  with
                                           respect to a particular Mortgage Loan
                                           will be reimbursable  from subsequent
                                           recoveries   in   respect   of   such
                                           Mortgage  Loan and  otherwise  to the
                                           extent  described  herein  and in the
                                           related Prospectus Supplement. If and
                                           to  the   extent   provided   in  the
                                           Prospectus Supplement for a series of
                                           Certificates,  the Master Servicer or
                                           other   specified   person   will  be
                                           entitled  to receive  interest on its
                                           advances for the period that they are
                                           outstanding,  payable from amounts in
                                           the   related    Trust   Fund.    See
                                           "Description          of          the
                                           Certificates--Advances  in Respect of
                                           Delinquencies."   If  a  Trust   Fund
                                           includes    MBS,    any    comparable
                                           advancing  obligation  of a party  to
                                           the related Pooling Agreement,  or of
                                           a party to the related MBS Agreement,
                                           will  be  described  in  the  related
                                           Prospectus Supplement.

Termination ........................    If so    specified    in   the   related
                                           Prospectus  Supplement,  a series  of
                                           Certificates   may  be   subject   to
                                           optional  early  termination by means
                                           of the  repurchase  of  the  Mortgage
                                           Assets in the  related  Trust Fund by
                                           the   party  or   parties   specified
                                           therein,  under the circumstances and
                                           in the manner set forth  therein.  If
                                           so provided in the related Prospectus
                                           Supplement, upon the reduction of the
                                           Certificate  Balance  of a  specified
                                           class or classes of Certificates by a
                                           specified  percentage  or  amount,  a
                                           party   specified   therein   may  be
                                           authorized  or  required  to  solicit
                                           bids for the  purchase  of all of the
                                           Mortgage Assets of the Trust Fund, or
                                           of  a  sufficient   portion  of  such
                                           Mortgage  Assets to retire such class
                                           or classes,  under the  circumstances
                                           and in the manner set forth  therein.
                                           See      "Description      of     the
                                           Certificates--Termination."

Registration of Book-Entry
   Certificates ....................    If so provided in the related Prospectus
                                           Supplement,  one or more  classes  of
                                           the  Offered   Certificates   of  any
                                           series will be offered in  book-entry
                                           format   (collectively,   "Book-Entry
                                           Certificates") through the facilities
                                           of  The   Depository   Trust  Company
                                           ("DTC").  Each  class  of  Book-Entry
                                           Certificates    will   be   initially
                                           represented    by   one    or    more
                                           Certificates  registered  in the name
                                           of  a  nominee  of  DTC.   No  person
                                           acquiring  an  interest in a class of
                                           Book-Entry       Certificates      (a
                                           "Certificate Owner") will be entitled
                                           to  receive  a  Certificate  of  such
                                           class in fully registered, definitive
                                           form  (a  "Definitive  Certificate"),
                                           except      under     the     limited
                                           circumstances  described herein.  See
                                           "Risk             Factors--Book-Entry
                                           Registration" and "Description of the
                                           Certificates--Book-Entry Registration
                                           and Definitive Certificates."

Risk Factors .......................    There are material risks associated with
                                           an  investment in  Certificates.  See
                                           "Risk  Factors"  herein.   Additional
                                           risks   pertaining  to  a  particular
                                           series   of   Certificates   may   be
                                           disclosed    in    the     applicable
                                           Prospectus Supplement.

Tax Status of the Certificates .....    The Certificates  of  each  series  will
                                           constitute     either    (i) "regular
                                           interests"       ("REMIC      Regular
                                           Certificates")      and     "residual
                                           interests"      ("REMIC      Residual
                                           Certificates")  in a Trust Fund, or a
                                           designated  portion

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                                       13
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                                           thereof,  treated  as  a REMIC  under
                                           Sections  860A  through  860G  of the
                                           Internal  Revenue  Code of 1986  (the
                                           "Code"),  or (ii) interests ("Grantor
                                           Trust  Certificates") in a Trust Fund
                                           treated  as  a  grantor  trust  under
                                           applicable provisions of the Code. If
                                           so    indicated    in   the   related
                                           Prospectus  Supplement,  an  election
                                           alternatively  may be made  to  treat
                                           the Trust Fund as a  financial  asset
                                           securitization    investment    trust
                                           ("FASIT").

     A. REMIC ......................    REMIC  Regular  Certificates   generally
                                           will be treated  as debt  obligations
                                           of the  applicable  REMIC for federal
                                           income tax purposes.  In general,  to
                                           the  extent  the assets and income of
                                           the REMIC are  treated as  qualifying
                                           assets and income under the following
                                           sections of the Code,  REMIC  Regular
                                           Certificates  owned by a real  estate
                                           investment  trust  will be treated as
                                           "real estate  assets" for purposes of
                                           Section  856(c)(4)(A) of the Code and
                                           interest  income  therefrom  will  be
                                           treated as "interest  on  obligations
                                           secured   by    mortgages   on   real
                                           property"  for  purposes  of  Section
                                           856(c)(3)(B)    of   the   Code.   In
                                           addition,  REMIC Regular Certificates
                                           will be "qualified  mortgages" within
                                           the meaning of Section  860G(a)(3) of
                                           the Code. Moreover, if 95% or more of
                                           the  assets  and  the  income  of the
                                           REMIC   qualify   for   any   of  the
                                           foregoing   treatments,   the   REMIC
                                           Regular Certificates will qualify for
                                           the  foregoing  treatments  in  their
                                           entirety.   However,   REMIC  Regular
                                           Certificates   owned   by  a   thrift
                                           institution  will  constitute  assets
                                           described  in Section  7701(a)(19)(C)
                                           of the Code only if so  specified  in
                                           the  related  Prospectus  Supplement.
                                           Holders of REMIC Regular Certificates
                                           must  report   income  with   respect
                                           thereto   on  the   accrual   method,
                                           regardless  of  their  method  of tax
                                           accounting generally.  Holders of any
                                           class of REMIC  Regular  Certificates
                                           issued with original  issue  discount
                                           generally will be required to include
                                           the original issue discount in income
                                           as  it   accrues,   which   will   be
                                           determined     using    an    initial
                                           prepayment assumption and taking into
                                           account,  from  time to time,  actual
                                           prepayments   occurring   at  a  rate
                                           different    than   the    prepayment
                                           assumption.   See  "Material  Federal
                                           Income                            Tax
                                           Consequences--REMICs--Taxation     of
                                           Owners      of     REMIC      Regular
                                           Certificates."

                                        REMIC  Residual  Certificates  generally
                                           will be  treated as  representing  an
                                           interest  in  qualifying  assets  and
                                           income to the same  extent  described
                                           above  for  institutions  subject  to
                                           Sections       856(c)(4)(A)       and
                                           856(c)(3)(B) of the Code, but not for
                                           purposes of Section 7701(a)(19)(C) of
                                           the Code unless  otherwise  stated in
                                           the related Prospectus Supplement.  A
                                           portion (or, in certain  cases,  all)
                                           of the  income  from  REMIC  Residual
                                           Certificates (i) may not be offset by
                                           any losses from other  activities  of
                                           the  holder  of such  REMIC  Residual
                                           Certificates,  (ii) may be treated as
                                           unrelated business taxable income for
                                           holders     of     REMIC     Residual
                                           Certificates  that are subject to tax
                                           on unrelated  business taxable income
                                           (as  defined  in  Section  511 of the
                                           Code),  and (iii) may be  subject  to
                                           foreign    withholding   rules.   See
                                           "Material    Federal    Income    Tax
                                           Consequences--REMICs--Taxation     of
                                           Owners     of     REMIC      Residual
                                           Certificates."

     B. Grantor Trust ...............   If so provided in the related Prospectus
                                           Supplement,       Grantor       Trust
                                           Certificates     may    be     either
                                           Certificates  that have a Certificate
                                           Balance  and a  Pass-Through  Rate or
                                           that    are    Stripped     Principal
                                           Certificates (collectively,  "Grantor
                                           Trust       Fractional       Interest
                                           Certificates"),  or may  be  Stripped
                                           Interest Certificates.

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                                       14

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                                        Owners  of  Grantor   Trust   Fractional
                                           Interest Certificates will be treated
                                           for  federal  income tax  purposes as
                                           owners  of  an  undivided   pro  rata
                                           interest in the assets of the related
                                           Trust  Fund,  and  generally  will be
                                           required  to  report  their  pro rata
                                           share  of  the  entire  gross  income
                                           (including    amounts   incurred   as
                                           servicing or other fees and expenses)
                                           from the Mortgage  Assets and will be
                                           entitled,    subject    to    certain
                                           limitations, to deduct their pro rata
                                           shares of any servicing or other fees
                                           and  expenses   incurred  during  the
                                           year.   Holders  of   Grantor   Trust
                                           Fractional   Interest    Certificates
                                           generally  will be  treated as owning
                                           an interest in qualifying  assets and
                                           income under  Sections  856(c)(4)(A),
                                           856(c)(3)(B)  and  860G(a)(3)  of the
                                           Code,  but will not be so treated for
                                           purposes of Section 7701(a)(19)(C) of
                                           the Code unless  otherwise  stated in
                                           the related Prospectus Supplement.

                                        It is unclear whether Stripped  Interest
                                           Certificates   will  be   treated  as
                                           representing an ownership interest in
                                           qualifying  assets and  income  under
                                           Sections       856(c)(4)(A)       and
                                           856(c)(3)(B)  of the  Code,  although
                                           the policy considerations  underlying
                                           those  Sections   suggest  that  such
                                           treatment    should   be   available.
                                           However,  such  Certificates will not
                                           be   treated   as   representing   an
                                           ownership    interest    in    assets
                                           described  in Section  7701(a)(19)(C)
                                           of the Code unless  otherwise  stated
                                           in the related Prospectus Supplement.
                                           The  taxation  of holders of Stripped
                                           Interest Certificates is uncertain in
                                           various   respects,    including   in
                                           particular  the method  such  holders
                                           should use to recover their  purchase
                                           price and to report their income with
                                           respect  to  such  Stripped  Interest
                                           Certificates.  See "Material  Federal
                                           Income   Tax    Consequences--Grantor
                                           TrustFunds."

                                        Investors are  advised to consult  their
                                           tax advisors and to review  "Material
                                           Federal   Income  Tax   Consequences"
                                           herein and in the related  Prospectus
                                           Supplement.

ERISA Considerations ...............    Fiduciaries  of employee  benefit  plans
                                           and certain  other  retirement  plans
                                           and      arrangements,      including
                                           individual    retirement    accounts,
                                           annuities,     Keogh    plans,    and
                                           collective   investment   funds   and
                                           separate   accounts   in  which  such
                                           plans,    accounts,    annuities   or
                                           arrangements  are invested,  that are
                                           subject  to the  Employee  Retirement
                                           Income   Security  Act  of  1974,  as
                                           amended ("ERISA"), or Section 4975 of
                                           the  Code,  should  carefully  review
                                           with their legal advisors whether the
                                           purchase   or   holding   of  Offered
                                           Certificates  could  give  rise  to a
                                           transaction  that is prohibited or is
                                           not  otherwise   permissible   either
                                           under  ERISA or  Section  4975 of the
                                           Code.   See  "ERISA   Considerations"
                                           herein and in the related  Prospectus
                                           Supplement.

Legal Investment ...................    The Offered Certificates  of any  series
                                           will  constitute   "mortgage  related
                                           securities"   for   purposes  of  the
                                           Secondary Mortgage Market Enhancement
                                           Act of 1984 only if so  specified  in
                                           the  related  Prospectus  Supplement.
                                           Investors whose investment  authority
                                           is  subject  to  legal   restrictions
                                           should   consult   their   own  legal
                                           advisors to determine  whether and to
                                           what extent the Offered  Certificates
                                           constitute   legal   investments  for
                                           them. See "Legal  Investment"  herein
                                           and   in   the   related   Prospectus
                                           Supplement.

Rating .............................    At their  respective  dates of issuance,
                                           each  class of  Offered  Certificates
                                           will  be   rated   not   lower   than
                                           investment   grade  by  one  or  more
                                           nationally   recognized   statistical
                                           rating   agencies  (each,  a  "Rating
                                           Agency").  See "Rating" herein and in
                                           the related Prospectus Supplement.

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                                       15

                                  RISK FACTORS

     In considering an investment in the Offered Certificates of any series, investors should consider, among other things, the following factors and any other factors set forth under the heading "Risk Factors" in the related Prospectus Supplement. Additional risk factors are set forth elsewhere in the Prospectus under separate headings, and will be set forth in the related Prospectus Supplement under separate headings, in connection with discussions regarding particular aspects of Trust Fund Assets or the Certificates. In general, to the extent that the factors discussed below pertain to or are influenced by the characteristics or behavior of Mortgage Loans included in a particular Trust Fund, they would similarly pertain to and be influenced by the characteristics or behavior of the mortgage loans underlying any MBS included in such Trust Fund.

LIMITED LIQUIDITY FOR OFFERED CERTIFICATES

     Merrill Lynch, Pierce, Fenner & Smith Incorporated, itself or through one or more of its affiliates, currently expects to make a secondary market in the Offered Certificates of each series, but has no obligation to do so. However, there can be no assurance that a secondary market for the Offered Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue for as long as such Certificates remain outstanding. Furthermore, because, among other things, the timing of receipt of payments with respect to a pool of multifamily or commercial mortgage loans may be substantially more difficult to predict than that of a pool of single family mortgage loans, any such secondary market that does develop may provide less liquidity to investors than any comparable market for securities that evidence interests in single-family mortgage loans.

     The primary source of continuing information regarding the Offered Certificates of any series, including information regarding the status of the related Mortgage Assets and any Credit Support for such Certificates, will be the periodic reports to Certificateholders delivered pursuant to the related Pooling Agreement as described herein under the heading "Description of the Certificates--Reports to Certificateholders." There can be no assurance that any additional continuing information regarding the Offered Certificates of any series will be available through any other source, and the limited nature of such information may adversely affect the liquidity thereof, even if a secondary market for such Certificates does develop.

     Except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights, and the Offered Certificates of each series are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates--Termination."

LIMITED ASSETS TO SUPPORT PAYMENT ON CERTIFICATES

     Unless otherwise specified in the related Prospectus Supplement, neither the Offered Certificates of any series nor the Mortgage Assets in the related Trust Fund will be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person; and no Offered Certificate of any series will represent a claim against or security interest in the Trust Funds for any other series. Accordingly, if the related Trust Fund has insufficient assets to make payments on such Certificates, no other assets will be available for payment of the deficiency. See "Description of the Trust Funds." Additionally, certain amounts on deposit from time to time remaining in certain funds or accounts constituting part of a Trust Fund, including the Certificate Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions that will be described in the related Prospectus Supplement, for purposes other than the payment of principal of or interest on the related series of Certificates. If so provided in the Prospectus Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

PREPAYMENTS ON MORTGAGE LOANS; EFFECTS ON AVERAGE LIFE OF CERTIFICATES; EFFECTS ON YIELDS ON CERTIFICATES

     For a number of reasons, including the difficulty of predicting the rate of prepayments on the Mortgage Loans in a particular Trust Fund, the amount and timing of distributions of principal and/or interest on the Offered Certificates of the related series may be highly unpredictable. Prepayments on the Mortgage Loans in any Trust Fund will result in a faster rate of principal payments on one or more classes of the related Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans may affect the average life of each class of such Certificates, including a class of Offered Certificates. The rate of principal payments on pools of mortgage loans varies among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. For example, if prevailing interest rates fall significantly below the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by those Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, principal prepayments thereon are likely to be lower than if prevailing interest rates remain at or below the rates borne by those Mortgage Loans. There can be no assurance as to the rate of prepayments on the Mortgage Loans in any Trust Fund or that such rate will conform to any model described herein or in any Prospectus Supplement. As a result, depending on the anticipated rate of prepayment for the Mortgage Loans in any Trust Fund, the retirement of any class of Certificates of the related series could occur significantly earlier or later thanexpected.

     The extent to which prepayments on the Mortgage Loans in any Trust Fund ultimately affect the average life of any class of Certificates of the related series will depend on the terms of such Certificates. A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to (i) a pro rata share of the prepayments (including prepayments occasioned by defaults) on the Mortgage Loans in the related Trust Fund that are distributable on such date, (ii) a disproportionately large share (which, in some cases, may be all) of such prepayments, or (iii) a disproportionately small share (which, in some cases, may be none) of such prepayments. A class of Certificates that entitles the holders thereof to a disproportionately large share of prepayments enhances the risk of early retirement of such class ("call risk") if the rate of prepayment is faster than anticipated. A class of Certificates that entitles the holders thereof to a disproportionately small share of prepayments enhances the risk of an extended average life of such class ("extension risk") if the rate of prepayment is slower than anticipated. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificateholders of any series to receive payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

     A series of Certificates may include one or more Controlled Amortization Classes that will be entitled to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of Certificates, it can be reduced substantially in the case of a Controlled Amortization Class so long as the actual rate of prepayments on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. However, the reduction of prepayment risk afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more specifically described in the related Prospectus Supplement, a Companion Class will entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast and to a disproportionately small share of those prepayments when the rate of prepayment is relatively slow. A Companion Class thus absorbs some (but not all) of the "call risk" and/or "extension risk" that would otherwise affect the related Controlled Amortization Class if all payments of principal of the Mortgage Loans were allocated on a pro rata basis.

     A series of Certificates may also include one or more classes of Offered Certificates offered at a premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the Mortgage Loans in the related Trust Fund. Where the amount of interest payable with respect to a class is disproportionately large, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might fail to recoup its original investment under some prepayment scenarios. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. See "Yield and Maturity Considerations" herein and, if applicable, in the related Prospectus Supplement.

OPTIONAL EARLY TERMINATION

     If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination by means of the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party specified therein may be authorized or required to solicit bids for the purchase of all of the Mortgage Assets of the Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. In the event of a partial or complete termination of a Trust Fund, there can be no assurance that the proceeds from a sale of the Mortgage Assets will be sufficient to distribute the outstanding Certificate Balance plus accrued interest and any undistributed shortfalls in interest accrued on the Certificates subject to the termination. Accordingly the holders of such Certificates may incur a loss. See "Description of the Certificates --Termination." In the event that partial or complete early termination of a series of Certificates is authorized and does occur in this manner, the holders of the series of Certificates or one or more classes of a series of Certificates that are terminated early may experience repayment of their investment outside their control at an unpredictable and inopportune time. Moreover, such early termination could have an adverse impact on the overall yield received by such holder, depending upon the amount of the series of Certificates or class or classes of such series that is outstanding at the time of early termination, among other factors.

LIMITED NATURE OF RATINGS ON CERTIFICATES

     Any rating assigned by a Rating Agency to a class of Offered Certificates will reflect only its assessment of the likelihood that holders of Certificates of such class will receive payments to which such Certificateholders are entitled under the related Pooling Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the related Trust Fund. Neither will such rating address the possibility that prepayments on the related Mortgage Loans at a higher or lower rate than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor that purchases an Offered Certificate at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

     The amount, type and nature of Credit Support, if any, provided with respect to a series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of the Certificates of such series. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. However, there can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. In other cases, such criteria may be based upon determinations of the values of the Mortgaged Properties that provide security for the Mortgage Loans. However, no assurance can be given that those values will not decline in the future. See "Description of Credit Support" and "Rating."

EFFECTS OF PRE-FUNDING AND ACQUISITION OF ADDITIONAL MORTGAGE ASSETS

     Any amounts on deposit in a Pre-Funding Account as described in the Prospectus Supplement for a series of Certificates that is not used to acquire additional Mortgage Assets by the end of the Pre-Funding Period, may be distributed to holders of Certificates as a prepayment of principal as set forth in the related Prospectus Supplement. Such a prepayment of principal to the holders of Certificates may materially and adversely effect the yield on the Certificates. See "Yield and Maturity Considerations" herein and, if applicable, in the related Prospectus Supplement.

     Any additional Mortgage Assets acquired by a Trust Fund during the Pre-Funding Period, as described in the related Prospectus Supplement, may possess substantially different characteristics than the Mortgage Assets in the

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

Trust Fund on the Closing Date. Therefore the aggregate characteristics of a Trust Fund following the Pre-Funding Period may be substantially different than the characteristics of a Trust Fund on the Closing Date.

RISKS TO LENDERS ASSOCIATED WITH CERTAIN MORTGAGE LOANS AND INCOME PRODUCING PROPERTIES

     Mortgage loans made on the security of multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with loans made on the security of single-family property. See "Description of the Trust Funds--Mortgage Loans." The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower; thus, the value of an income-producing property is directly related to the net operating income derived from such property. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired. A number of the Mortgage Loans may be secured by liens on owner-occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any
Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; acts of God; and other factors beyond the control of a Master Servicer.

     It is anticipated that some or all of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to those Mortgage Loans, recourse in the event of borrower default will be limited to the specific real property and other assets, if any, that were pledged to secure the Mortgage Loan. However, even with respect to those Mortgage Loans that provide for recourse against the borrower and its assets generally, there can be no assurance that enforcement of such recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery in respect of a defaulted Mortgage Loan in excess of the liquidation value of the related Mortgaged Property.

     Further, the concentration of default, foreclosure and loss risks in individual Mortgage Loans in a particular Trust Fund will generally be greater than for pools of single-family loans because Mortgage Loans in a Trust Fund will generally consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance.

     Risks Associated with Mortgage Loans Secured by Multifamily Properties. It is expected that Mortgage Loans secured by multi-family properties will constitute a material consentration of the Mortgage Loans in a Trust Fund. Adverse economic conditions, either local, regional or national, may limit the amount of rent that can be charged for rental units, and may result in a reduction in timely rent payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings, developments at local colleges and universities and national, regional and local politics, including, in the case of multifamily rental properties, current or future rent stabilization and rent control laws and agreements. In addition, the level of mortgage interest rates may encourage tenants in multifamily rental properties to purchase housing. Furthermore, tax credit and city, state and federal housing subsidy or similar programs may impose rent limitations and may adversely affect the ability of the applicable borrowers to increase rents to maintain such Mortgaged Properties in proper condition during periods of rapid inflation or declining market value of such Mortgaged Properties. In addition, such programs may impose income restrictions on tenants, which may reduce the number of eligible tenants in such Mortgaged Properties and result in a reduction in occupancy rates applicable thereto. Furthermore, some eligible tenants may not find any differences in rents between such subsidized or supported properties and other multifamily rental properties in the same area to be a sufficient economic incentive to reside at a subsidized or supported property, which may have fewer amenities or otherwise be less attractive as a residence. All of these conditions and events may increase the possibility that a borrower may be unable to meet its obligations under its Mortgage Loan.

     Multifamily projects are part of a market that, in general, is characterized by low barriers to entry. Thus, a particular apartment market with historically low vacancies could experience substantial new construction, and a resultant oversupply of units, in a relatively short period of time. Because multifamily apartment units are typically leased on a short-term basis, the tenants who reside in a particular project within such a market may easily move to alternative projects with more desirable amenities or locations.

     Risks Associated with Mortgage Loans Secured by Retail Properties. Mortgage Loans secured by retail properties may constitute a material consentration of the Mortgage Loans in a Trust Fund. Significant factors determining the value of retail properties are the quality of the tenants as well as fundamental aspects of real estate such as location and market demographics. The correlation between the success of tenant businesses and property value is more direct with respect to retail properties than other types of commercial property because a significant component of the total rent paid by retail tenants is often tied to a percentage of gross sales. Significant tenants at a retail property play an important part in generating customer traffic and making a retail property a desirable location for other tenants at such property. Accordingly, retail properties may be adversely affected if a significant tenant ceases operations at such locations (which may occur on account of a voluntary decision not to renew a lease, bankruptcy or insolvency of such tenant, such tenant's general cessation of business activities or for other reasons). In addition, certain tenants at retail properties may be entitled to terminate their leases or pay reduced rent if an anchor tenant ceases operations at such property. In such cases, there can be no assurance that any such anchor tenants will continue to occupy space in the related shopping centers.

     Shopping centers, in general, are affected by the health of the retail industry, which is currently undergoing a consolidation and is experiencing changes due to the growing market share of "off-price" retailing, and a particular shopping center may be adversely affected by the bankruptcy or decline in drawing power of an anchor tenant, the risk that an anchor tenant may vacate notwithstanding such tenant's continuing obligation to pay rent, a shift in consumer demand due to demographic changes (for example, population decreases or changes in average age or income) and/or changes in consumer preference (for example, to discount retailers).

     Unlike other  income  producing  properties,  retail  properties  also face competition from sources outside a given real estate market. Catalogue retailers, home shopping networks, the Internet, telemarketing and outlet centers all compete with more traditional retail properties for consumer dollars. Continued growth of these alternative retail outlets (which are often characterized by lower operating costs) could adversely affect the rents collectible at the retail properties which secure Mortgage Loans in a Trust Fund.

     Risks Associated with Mortgage Loans Secured by Hospitality Properties. Mortgage Loans secured by hospitality properties may constitute a material consentration of the Mortgage Loans in a Trust Fund. Various factors, including location, quality and franchise affiliation (or lack thereof), affect the economic viability of a hotel. Adverse economic conditions, either local, regional or national, may limit the amount that a consumer is willing to pay for a room and may result in a reduction in occupancy levels. The construction of competing hotels or motels can have similar effects. Because hotel rooms generally are rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than do other commercial properties. Furthermore, the financial strength and capabilities of the owner and operator of a hotel may have a substantial impact on such hotel's quality of service and economic performance. Additionally, the hotel and lodging industry is generally seasonal in nature and this seasonality can be expected to cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses.

     In addition, the successful operation of a hospitality property with a franchise affiliation may depend in part upon the strength of the franchisor, the public perception of the franchise service mark and the continued existence of any franchise license agreement. The transferability of a franchise license agreement may be restricted, and a lender or other person that acquires title to a hotel property as a result of foreclosure may be unable to succeed to the borrower's rights under the franchise license agreement. Moreover, the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements and may not be transferable.

     Risks Associated with Mortgage Loans Secured by Office Buildings. Mortgage Loans secured by office buildings may constitute a material consentration of the Mortgage Loans in a Trust Fund. Significant factors determining the value of office properties are the quality of the tenants in the building, the physical attributes of the building in relation to competing buildings and the strength and stability of the market area as a desirable business location. Office properties may be adversely affected by an economic decline in the business operated by the tenants.

The risk of such an adverse effect is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Office properties are also subject to competition with other office properties in the same market. Competition is affected by a property's age, condition, design (e.g., floor sizes and layout), access to transportation and ability or inability to offer certain amenities to its tenants, including sophisticated building systems (such as fiberoptic cables, satellite communications or other base building technological features).

     The success of an office property also depends on the local economy. A company's decision to locate office headquarters in a given area, for example, may be affected by such factors as labor cost and quality, tax environment and quality of life issues such as schools and cultural amenities. A central business district may have an economy which is markedly different from that of a suburb. The local economy and the financial condition of the owner will impact on an office property's ability to attract stable tenants on a consistent basis. In addition, the cost of refitting office space for a new tenant is often more costly than for other property types.

     Risks Associated with Mortgage Loans Secured by Industrial & Mixed-Use Facilities. Mortgage Loans secured by industrial and mixed-use facilities may constitute a material consentration of the Mortgage Loans in a Trust Fund. Significant factors determining the value of industrial properties are the quality of tenants, building design and adaptability and the location of the property. Concerns about the quality of tenants, particularly major tenants, are similar in both office properties and industrial properties, although industrial properties are more frequently dependent on a single tenant. In addition, properties used for many industrial purposes are more prone to environmental concerns than other property types.

     Aspects of building site design and adaptability affect the value of an industrial property. Site characteristics which are valuable to an industrial property include clear heights, column spacing, zoning restrictions, number of bays and bay depths, divisibility, truck turning radius and overall functionality and accessibility. Location is also important because an industrial property requires the availability of labor sources, proximity to supply sources and customers and accessibility to rail lines, major roadways and other distribution channels.

     Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment (for example, a decline in defense spending), and a particular industrial property that suited the needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties.]

     Risks Associated with Mortgage Loans Secured by Residential Healthcare Facilities. Mortgage Loans secured by residential healthcare facilities may constitute a material consentration of the Mortgage Loans in a Trust Fund. Mortgage Loans secured by liens on residential health care facilities pose additional risks not associated with loans secured by liens on other types of income-producing properties. Providers of long-term nursing care, assisted living and other medical services are subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and, to the extent dependent on patients whose fees are reimbursed by private insurers, to the reimbursement policies of such insurers. The failure of any of such borrowers to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Mortgaged Property (in which case no revenues would be received from such property or portion thereof requiring licensing) or, if applicable, bar it from participation in government reimbursement programs. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee or any other purchaser at a foreclosure sale would be entitled to the rights under such licenses and such party may have to apply in its own right for such a license. There can be no assurance that a new license could be obtained or that the related Mortgaged Property would be adaptable to other uses. To the extent any nursing home receives a significant portion of its revenues from government reimbursement programs, primarily Medicaid and Medicare, such revenue may be subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there are currently under consideration various proposals in the United States Congress that could materially change or curtail those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If not, net operating income of the Mortgaged Properties that receive substantial revenues from those sources, and consequently the ability of the related borrowers to meet their Mortgage Loan obligations, could be adversely affected. Under applicable federal and state laws and regulations, including those that govern Medicare and Medicaid programs, only the provider who actually furnished the related medical goods and services may sue for or enforce its rights to reimbursement. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the respective properties prior to such foreclosure.

     Risk Associated with Mortgage Loans Secured by Health Care-Related Properties. The Mortgaged Properties may include Senior Housing, Assisted Living Facilities, Skilled Nursing Facilities and Acute Care Facilities (any of the foregoing, "Health Care-Related Facilities"). "Senior Housing" generally consist of facilities with respect to which the residents are ambulatory, handle their own affairs and typically are couples whose children have left the home and at which the accommodations are usually apartment style. "Assisted Living Facilities" are typically single or double room occupancy, dormitory-style housing facilities which provide food service, cleaning and some personal care and with respect to which the tenants are able to medicate themselves but may require assistance with certain daily routines. "Skilled Nursing Facilities" provide services to post trauma and frail residents with limited mobility who require extensive medical treatment. "Acute Care Facilities" generally consist of hospital and other facilities providing short-term, acute medical care services.

     Certain types of Health Care-Related Properties, particularly Acute Care Facilities, Skilled Nursing Facilities and some Assisted Living Facilities, typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there exist various proposals for national health care reform that could further limit those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If such payments are insufficient, net operating income of those Health Care-Related Facilities that receive revenues from those sources, and consequently the ability of the related borrowers to meet their obligations under any Mortgage Loans secured thereby, could be adversely affected.

     Moreover, Health Care-Related Facilities are generally subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services. In addition, facilities where such care or other medical services are provided are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary to continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. Providers of assisted living services are also subject to state licensing requirements in certain states. The failure of an operator to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Health Care-Related Facility or, if applicable, bar it from participation in government reimbursement programs. Furthermore, under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of any Health Care-Related Facility securing a defaulted Mortgage Loan (a "Health Care-Related Mortgaged Property") would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at such property prior to such foreclosure. Any of the aforementioned events may adversely affect the ability of the related borrowers to meet their Mortgage Loan obligations.

     Government regulation applying specifically to Acute Care Facilities, Skilled Nursing Facilities and certain types of Assisted Living Facilities includes health planning legislation, enacted by most states, intended, at least in part, to regulate the supply of nursing beds. The most common method of control is the requirement that a state authority first make a determination of need, evidenced by its issuance of a Certificate of Need ("CON"), before a long-term care provider can establish a new facility, add beds to an existing facility or, in some states, take certain other actions (for example, acquire major medical equipment, make major capital expenditures, add services, refinance long-term debt, or transfer ownership of a facility). States also regulate nursing bed supply in other ways. For example, some states have imposed moratoria on the licensing of new beds, or on the certification of new

Medicaid beds, or have discouraged the construction of new nursing facilities by limiting Medicaid reimbursements allocable to the cost of new construction and equipment. In general, a CON is site specific and operator specific; it cannot be transferred from one site to another, or to another operator, without the approval of the appropriate state agency. Accordingly, if a Mortgage Loan secured by a lien on such a Health Care-Related Mortgaged Property were foreclosed upon, the purchaser at foreclosure might be required to obtain a new CON or an appropriate exemption. In addition, compliance by a purchaser with applicable regulations may in any case require the engagement of a new operator and the issuance of a new operating license. Upon a foreclosure, a state regulatory agency may be willing to expedite any necessary review and approval process to avoid interruption of care to a facility's residents, but there can be no assurance that any will do so or that any necessary licenses or approvals will be issued.

     Further government regulation applicable to Health Care-Related Facilities is found in the form of federal and state "fraud and abuse" laws that generally prohibit payment or fee-splitting arrangements between health care providers that are designed to induce or encourage the referral of patients to, or the recommendation of, a particular provider for medical products or services.
Violation of these restrictions can result in license revocation, civil and criminal penalties, and exclusion from participation in Medicare or Medicaid programs. The state law restrictions in this area vary considerably from state to state. Moreover, the federal anti-kickback law includes broad language that potentially could be applied to a wide range of referral arrangements, and regulations designed to create "safe harbors" under the law provide only limited guidance. Accordingly, there can be no assurance that such laws will be interpreted in a manner consistent with the practices of the owners or operators of the Health Care-Related Mortgaged Properties that are subject to such laws.

     The operators of Health Care-Related Facilities are likely to compete on a loca1 and regional basis with others that operate similar facilities, some of which competitors may be better capitalized, may offer services not offered by such operators, or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a Health Care-Related Facility will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and, where applicable, the quality of care and the cost of that care. The inability of a Health Care-Related Mortgaged Property to flourish in a competitive market may increase the likelihood of foreclosure on the related Mortgage Loan, possibly affecting the yield on one or more classes of the related series of Offered Certificates.

     Risks Associated with Mortgage Loans Secured by Warehouse and Storage Facilities. Mortgage Loans secured by warehouse and self storage facilities may constitute a material consentration of the Mortgage Loans in a Trust Fund. Self storage facilities are part of a market that contains low barriers to entry. Increased competition among self storage facilities may reduce income available to repay Mortgage Loans secured by self storage facility. Furthermore, due to the privacy considerations applicable to self storage facilities, may increase environmental risks. See "Risk Factors--Environmental Law Considerations" herein.

MANAGEMENT RISKS

     Each Mortgaged Property is managed by a property manager (which generally is an affiliate of the borrower) or by the borrower itself. The successful operation of a real estate project is largely dependent on the performance and viability of the management of such project. The property manager is responsible for responding to changes in the local market, planning and implementing the rental structure, including establishing levels of rent payments and advising the borrowers so that maintenance and capital improvements can be carried out in a timely fashion. There is no assurance regarding the performance of any operators, leasing agents and/or managers or persons who may become operators and/or managers upon the expiration or termination of management agreements or following any default or foreclosure under a Mortgage Loan. In addition, generally the property managers are operating companies and unlike limited purpose entities, may not be restricted from incurring debt and other liabilities in the ordinary course of business or otherwise. There can be no assurance that the property managers will at all times be in a financial condition to continue to fulfill their management responsibilities under the related management agreements throughout the terms thereof.

BALLOON PAYMENTS ON MORTGAGE LOANS; HEIGHTENED RISK OF BORROWER DEFAULT

     Certain of the Mortgage Loans included in a Trust Fund may not be fully amortizing (or may not amortize at all) over their terms to maturity and, thus, will require substantial principal payments (that is, balloon payments) at their stated maturity. Mortgage Loans of this type involve a greater degree of risk than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to fully refinance the loan or to sell the related Mortgaged Property at a price sufficient to permit the borrower to make the balloon payment. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the value of the related Mortgaged Property, the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition and operating history of the borrower and therelated Mortgaged Property, tax laws, rent control laws (with respect to certain residential properties), Medicaidand Medicare reimbursement rates (with respect to hospitals and nursing homes), prevailing general economic conditions and the availability of credit for loans secured by commercial or multifamily, as the case may be, real properties generally.

     If and to the extent specified in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, the Master Servicer or a Special Servicer will be permitted (within prescribed limits) to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent. While a Master Servicer generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that any such extension or modification will in fact increase the present value of receipts from or proceeds of the affected Mortgage Loans. See "Yield and Maturity Considerations--Other Factors Affecting Yield, Weighted Average Life and Maturity --Balloon Payments; Extensions of Maturity."

LEASES AND RENTS SERVING AS SECURITY FOR MORTGAGE LOANS POSE SPECIAL RISKS

     The Mortgage Loans included in any Trust Fund typically will be secured by an assignment of leases and rents pursuant to which the borrower assigns to the lender its right, title and interest as landlord under the leases of the related Mortgaged Property, and the income derived therefrom, as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect rents. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans--Leases and Rents."

DELINQUENT MORTGAGE LOANS

     If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are delinquent as of the date they are deposited in the Trust Fund. A Mortgage Loan will be considered "delinquent" if it is thirty (30) days or more past its most recently contractual scheduled payment date in payment of all amounts due according to its terms. In any event, at the time of its creation, the Trust Fund will not include delinquent loans which by principal amount are more than 20% of the aggregate principal amount of all Mortgage Loans in the Trust Fund. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans will be performed by a Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on the Mortgage Loans in theTrust Fund and the yield on the Offered Certificates of such series. See "Description of the Trust Funds--Mortgage Loans-General."

ENVIRONMENTAL LIABILITY MAY AFFECT LIEN ON MORTGAGED PROPERTY AND EXPOSE LENDER TO COSTS

     Under certain laws, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over an existing mortgage lien on such property.In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), a lender may be liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by the borrower. A lender also risks such liability on foreclosure of the mortgage. See "Certain Legal Aspects of Mortgage Loans--Environmental Considerations." If a Trust Fund
includes Mortgage Loans and the related Prospectus Supplement does not otherwise specify, the related Pooling Agreement will contain provisions generally to the effect that the Master Servicer, acting on behalf of the Trust Fund, may not acquire title to a Mortgaged Property or assume control of its operation unless the Master Servicer, based upon a report prepared by a person who regularly conducts environmental site assessments, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans." These provisions are designed to reduce substantially the risk of liability for costs associated with remediation of of hazardous substances, but there can be no assurance in a given case that those risks can be eliminated entirely.

CREDIT SUPPORT LIMITATIONS--MAY NOT COVER ALL RISKS OR FULL PAYMENT ON CERTIFICATES

     The Prospectus Supplement for the Offered Certificates of each series will describe any Credit Support provided with respect thereto. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks; for example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

     A series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Certificates of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the lower priority classes of Certificates of such series has been fully repaid. As a result, the impact of losses and shortfalls experienced with respect to the Mortgage Assets may fall primarily upon those classes of Certificates having a lower priority of payment. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series.

     The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies and losses on the underlying Mortgage Assets and other factors. There can be, however, no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "--Limited Nature of Ratings," "Description of the Certificates" and "Description of Credit Support."

CERTAIN FEDERAL TAX CONSIDERATIONS REGARDING REMIC RESIDUAL CERTIFICATES

     Holders of REMIC Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described under "Material Federal Income Tax Consequences--REMICs." Accordingly, under certain circumstances, holders of Offered Certificates that constitute REMIC Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. The requirement that holders of REMIC Residual Certificates report their pro rata share of the taxable income and net loss of the REMIC will continue until the Certificate Balances of all classes of Certificates of the related series have been reduced to zero, even though holders of REMIC Residual Certificates have received full payment of their stated interest and principal. A portion (or, in certain circumstances, all) of such Certificateholder's share of the REMIC taxable income may be treated as "excess inclusion" income to such holder, which (i) generally will not be subject to offset by losses from other activities, (ii) for a tax-exempt holder, will be treated as unrelated business taxable income and (iii) for a foreign holder, will not qualify for exemption from withholding tax. Individual holders of REMIC Residual Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, REMIC Residual Certificates are subject to certain restrictions on transfer. Because of the special tax treatment of REMIC Residual Certificates, the taxable income arising in a given year on a REMIC Residual Certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield.
Therefore, the after-tax yield on a REMIC Residual Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics.

ERISA CONSIDERATIONS--COVERED INVESTORS MAY EXPERIENCE LIABILITY

     Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations that govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Certificates of any series. See "ERISA Considerations."

BOOK-ENTRY REGISTRATION OF CERTIFICATES AFFECTS OWNERSHIP OF CERTIFICATES AND RECEIPT OF PAYMENT

     If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any series will be issued as Book-Entry Certificates. Each class of Book-Entry Certificates will be initially represented by one or more Certificates registered in the name of a nominee for DTC. As a result, unless and until corresponding Definitive Certificates are issued, the Certificate Owners with respect to any class of Book-Entry
Certificates will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations ("Participants"). In addition, the access of Certificate Owners to information regarding the Book-Entry Certificates in which they hold interests may be limited. The means by which notices and other communications are conveyed by DTC to its
Participants, and directly and indirectly through such Participants to Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Furthermore, as described herein, Certificate Owners may experience delays in the receipt of payments on the Book-Entry Certificates, and the ability of any Certificate Owner to pledge or otherwise take actions with respect to its interest in the Book-Entry Certificates may be limited due to the lack of a physical certificate evidencing such interest. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates."

                         DESCRIPTION OF THE TRUST FUNDS

GENERAL

     The primary assets of each Trust Fund will consist of (i) multifamily and/or commercial mortgage loans (the "Mortgage Loans"), (ii) mortgage participations, pass-through certificates or other mortgage-backed securities such as mortgage-backed securities that are similar to a series of Certificates ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans or (iii) a combination of Mortgage Loans and MBS (collectively, "Mortgage Assets"). Each Trust Fund will be established by Merrill Lynch Mortgage Investors, Inc. (the "Depositor"). Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS and may be an affiliate of the Depositor. The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates or, unless otherwise provided in the related Prospectus Supplement, by any governmental agency or instrumentality or by any other person. The discussion below under the heading "--Mortgage Loans," unless otherwise noted, applies equally to mortgage loans underlying any MBS included in a particular Trust Fund.

MORTGAGE LOANS

     General. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or similar security instruments (the "Mortgages") that create liens on properties (the "Mortgaged Properties") consisting of (i) residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures ("Multifamily Properties") or (ii) office buildings, retail stores, hotels or motels, nursing homes, hospitals or other heath-care facilities, mobile home parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial plants, mixed use or other types of income-producing properties or unimproved land ("Commercial Prperties"). The Multifamily Properties may include mixed commercial and residential structures and may include apartment buildings owned by private cooperative housing corporations ("Cooperatives"). If so specified in the related Prospectus Supplement, each Mortgage will create a first priority mortgage lien on a Mortgaged Property. A Mortgage may create a lien on a borrower's leasehold estate in a property; however, if so specified in the related Prospectus Supplement, the term of any such leasehold will exceed the term of the Mortgage Note by at least two years. Each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor.

     If so specified in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans made on the security of real estate projects under construction. In that case, the related Prospectus Supplement will describe the procedures and timing for making disbursements from construction reserve funds as portions of the related real estate project are completed. In addition, the Mortgage Assets for a particular series of Certificates may include Mortgage Loans that are delinquent or non-performing as of the date such Certificates are issued. In that case, the related Prospectus Supplement will set forth, as to each such Mortgage Loan, available information as to the period of such delinquency or non-performance, any forbearance arrangement then in effect, the condition of the related Mortgaged Property and the ability of the Mortgaged Property to generate income to service the mortgage debt.

     Default and Loss Considerations with Respect to the Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon the successful operation of such property (that is, its ability to generate income). Moreover, some or all of the Mortgage Loans included in a particular Trust Fund may be non-recourse loans, which means that, absent special facts, recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure repayment of the Mortgage Loan.

     Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. As more fully set forth in the related Prospectus Supplement, the "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of (i) the Net Operating Income of the related Mortgaged Property for a twelve-month period to (ii) the annualized scheduled payments on the Mortgage Loan and on any other loan that is secured by a lien on the Mortgaged Property prior to the lien of the related Mortgage. As more fully set forth in the related Prospectus Supplement, "Net Operating Income" means, for any given period, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on loans (including the related Mortgage Loan) secured by liens on the Mortgaged Property. The Net Operating Income of a Mortgaged Property will fluctuate over time and may or may not be sufficient to cover debt service on the related Mortgage Loan at any given time. As the primary source of the operating revenues of a non-owner occupied income-producing property, rental income (and maintenance payments from tenant-stockholders of a Cooperative) may be affected by the condition of the applicable real estate market and/or area economy. In addition, properties typically leased, occupied or used on a short-term basis, such as certain health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial Properties may be owner-occupied or leased to a single tenant. Thus, the Net Operating Income of such a Mortgaged Property may depend substantially on the financial condition of the borrower or the single tenant, and Mortgage Loans secured by liens on such properties may pose greater risks than loans secured by liens on Multifamily Properties or on multi-tenant Commercial Properties.

     Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the risk of default on a Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses ("Net Leases"). However, the existence of such "net of expense" provisions will result in stable Net Operating Income to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

     Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated following a default. As more fully set forth in the related Prospectus Supplement, the "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of (i) the then outstanding principal balance of the Mortgage Loan and the outstanding principal balance of any loan secured by a lien on the related Mortgaged Property prior to the lien of the related Mortgage, to (ii) the Value of such Mortgaged Property. The "Value" of a Mortgaged Property, is generally its fair market value determined in an appraisal obtained by the originator at the origination of such loan. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a Mortgaged Property, and thus the greater the cushion provided to the lender against loss on liquidation following a default.

     Loan-to-Value Ratios will not necessarily constitute an accurate measure of the risk of liquidation loss in a pool of Mortgage Loans. For example, the value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon changes in economic conditions and the real estate market. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of default and loss risks, is even more difficult.

     While the Depositor believes that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans there is no assurance that all of such factors will in fact have been prudently considered by the Originators of the Mortgage Loans, or that, for a particular Mortgage Loan, they are complete or relevant. See "Risk Factors--Risks Associated with Certain Mortgage Loans and Income Producing Properties" and "--Balloon Payments; Borrower Default."

     Payment Provisions of the Mortgage Loans. If so specified in the related Prospectus Supplement, all of the Mortgage Loans will have had original terms to maturity of not more than 40 years and will provide for scheduled payments of principal, interest or both, to be made on specified dates ("Due Dates") that occur monthly, quarterly or semi-annually. A Mortgage Loan (i) may provide for accrual of interest thereon at an interest rate(a "Mortgage Rate") that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate,(ii) may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative amortization, (iii) may be fully amortizing over its term to maturity, or may provide for little or no amortization over its term and thus require a balloon payment on its stated maturity date, and (iv) may contain a prohibition on prepayment (the period of such prohibition, a "Lock-out Period" and its date of expiration, a "Lock-out Expiration Date") or require payment of a premium or a yield maintenance penalty (a "Prepayment Premium") in connection with a prepayment, in each case as described in the related Prospectus Supplement. A Mortgage Loan may also contain a provision that entitles the lender to a share of profits realized from the operation or disposition of the Mortgaged Property (an "Equity Participation"), as described in the related Prospectus Supplement. If holders of any class or classes of Offered Certificates of a series will be entitled to all or a portion of an Equity Participation, the related Prospectus Supplement will describe the Equity Participation and the method or methods by which distributions in respect thereof will be made to such holders.

     Mortgage Loan Information in Prospectus Supplements. Each Prospectus Supplement will contain certain information pertaining to the Mortgage Loans which will generally be current as of a date specified in the related Prospectus Supplement and which, to the extent then applicable and specifically known to the Depositor, will include the following: (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans, (ii) the type or types of property that provide security for repayment of the Mortgage Loans, (iii) the original and remaining terms to maturity of the Mortgage Loans, and the seasoning of the Mortgage Loans, (iv) the earliest and latest origination date and maturity date and weighted average original and remaining terms to maturity of the Mortgage Loans,
(v) the original Loan-to-Value Ratios of the Mortgage Loans,(vi) the Mortgage Rates or range of Mortgage Rates and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) the geographic distribution of the Mortgaged Properties on a state-by-state basis, (viii) information with respect to the prepayment provisions, if any, of the Mortgage Loans, (ix) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the index or indices upon which such adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on Mortgage Rate adjustments at the time of any adjustment and over the life of the ARM Loan, (x) Debt Service Coverage Ratios either at origination or as of a more recent date (or both) and (xi) information regarding the payment characteristics of the Mortgage Loans, including without limitation balloon payment and other amortization provisions. In appropriate cases, the related Prospectus Supplement will also contain certain information available to the Depositor that pertains to the provisions of leases and the nature of tenants of the Mortgaged Properties. If the Depositor is unable to tabulate the specific information described above at the time Offered Certificates of a series are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of those Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days following such issuance.

MBS

     MBS may include (i) private (that is, not guaranteed or insured by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities such as mortgage-backed securities that are similar to a series of Certificates or (ii) certificates insured or guaranteed by FHLMC, FNMA, GNMA or FAMC, provided that each MBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the Mortgage Loans contained herein.

     Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (an "MBS Agreement"). The issuer (the "MBS Issuer") of the MBS and/or the servicer (the "MBS Servicer") of the underlying mortgage loans will have entered into the MBS Agreement, generally with a trustee (the "MBS Trustee") or, in the alternative, with the original purchaser or purchasers of the MBS.

     The MBS may have been issued in one or more classes with characteristics similar to the classes of Certificates described herein. Distributions in respect of the MBS will be made by the MBS Servicer or the MBS Trustee on the dates specified in the related Prospectus Supplement. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Reserve funds, subordination or other credit support similar to that described for the Certificates under "Description of Credit Support" may have been provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any Rating Agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

     The Prospectus Supplement for a series of Certificates that evidence interests in MBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the MBS, if applicable, (iii) the pass-through or bond rate of the MBS or the formula for determining such rates, (iv) the payment characteristics of the MBS, (v) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable,
(vi) a description of the credit support, if any, (vii) the circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased prior to their maturity, (viii) the terms on which mortgage loans may be substituted for those originally underlying the MBS, (ix) the servicing fees payable under the MBS Agreement, (x) to the extent available to the Depositor, the type of information in respect of the underlying mortgage loans described under "--Mortgage Loans--Mortgage Loan Information in Prospectus Supplements" and (xi) the characteristics of any cash flow agreements that relate to the MBS.

     To the extent required under the securities laws, MBS included among the assets of a Trust Fund will (i) either have been registered under the Securities Act of 1933, as amended, or be eligible for resale under Rule 144(k) thereunder and (ii) have been acquired in a bona fide secondary market transaction and not from the issuer or an affiliate.

CERTIFICATE ACCOUNTS

     Each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus

Supplement will, to the extent described herein and in such Prospectus Supplement, deposit all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related Prospectus Supplement.

CREDIT SUPPORT

     If so  provided  in the  related  Prospectus  Supplement,  partial  or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates in the related series in the form of subordination of one or more other classes of Certificates in such series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee or reserve fund, or by a combination thereof (any such coverage with respect to the Certificates of any series, "Credit Support"). The amount and types of Credit Support, the identity of the entity providing it (if applicable) and related information with respect to each type of Credit Support, if any, will be set forth in the Prospectus Supplement for the Offered Certificates of each series. See "Risk Factors--Credit Support Limitations" and "Description of Credit Support."

CASH FLOW AGREEMENTS

     If so provided in the related Prospectus Supplement, the Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust Fund may also include interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements designed to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), and the identity of the Cash Flow Agreement obligor, will be described in the related Prospectus Supplement.

PRE-FUNDING

     If so provided in the related Prospectus Supplement, a Trust Fund may include amounts on deposit in a separate account (the "Pre-Funding Account") which amounts will not exceed 25% of the pool balance of the Trust Fund as of the Cut-off Date. Amounts on deposit in the Pre-Funding Account may be used by the Trust Fund to acquire additional Mortgage Assets, which additional Mortgage Assets will be selected using criteria that is substantially similar to the criteria used to select the Mortgage Assets included in the Trust Fund on the Closing Date. The Trust Fund may acquire such additional Mortgage Assets for a period of time of not more than 120 days after the Closing Date (the "Pre-Funding Period") as specified in the related Prospectus Supplement. Amounts on deposit in the Pre-Funding Account after the end of the Pre-Funding Period, will be distributed to Certificateholders or such other person as set forth in the related Prospectus Supplement. If so provided in the related Prospectus Supplement, the Trust Fund may include amounts on deposit in a separate account (the "Capitalized Interest Account"). Amounts on deposit in the Capitalized Interest Account may be used to supplement investment earnings, if any, of amounts on deposit in the Pre-Funding Account, supplement interest collections of the Trust Fund, or such other purpose as specified in the related Prospectus Supplement. As set forth in a related Prospectus Supplement, amounts on deposit in the Capitalized Interest Account and Pre-Funding Account will be held in cash or invested in short-term investment grade obligations. Any amounts on deposit in the Capitalized Interest Account will be released after the end of the Pre-Funding Period as specified in the related Prospectus Supplement. See "Risk Factors--Effects of Pre-Funding and Acquisition of Additional Mortgage Assets."



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


                       YIELD AND MATURITY CONSIDERATIONS

GENERAL

     The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate and the amount and timing of distributions on the Certificate. See "Risk Factors--Prepayments; Average Life of Certificates; Yields." The following discussion contemplates a Trust Fund that consists solely of Mortgage Loans. While the characteristics and behavior of mortgage loans underlying MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a Class of Certificates as will the characteristics and behavior of comparable Mortgage Loans, the effect may differ due to the payment characteristics of the MBS. If a Trust Fund includes MBS, the related Prospectus Supplement will discuss the effect that the MBS payment characteristics may have on the yield to maturity and weighted average lives of the Offered Certificates offered thereby.

PASS-THROUGH RATE

     The Certificates of any class within a series may have a fixed, variable or adjustable Pass-Through Rate, which may or may not be based upon the interest rates borne by the Mortgage Loans in the related Trust Fund. The Prospectus Supplement with respect to the Offered Certificates of any series will specify the Pass-Through Rate for each class of such Certificates or, in the case of a class of Offered Certificates with a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Loan on the Pass-Through Rate of one or more classes of Offered Certificates; and whether the distributions of interest on the Offered Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

PAYMENT DELAYS

     With respect to any series of Certificates, a period of time will elapse between the date upon which payments on the Mortgage Loans in the related Trust Fund are due and the Distribution Date on which such payments are passed through to Certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on such Mortgage Loans were distributed to Certificateholders on or near the date they were due.

CERTAIN SHORTFALLS IN COLLECTIONS OF INTEREST

     When a principal prepayment in full or in part is made on a Mortgage Loan, the borrower is generally charged interest only for the period from the Due Date of the preceding scheduled payment up to the date of such prepayment, instead of for the full accrual period, that is, the period from the Due Date of the preceding scheduled payment up to the Due Date for the next scheduled payment. However, interest accrued on any series of Certificates and distributable thereon on any Distribution Date will generally correspond to interest accrued on the principal balance of Mortgage Loans for their respective full accrual periods. Consequently, if a prepayment on any Mortgage Loan is distributable to Certificateholders on a particular Distribution Date, but such prepayment is not accompanied by interest thereon for the full accrual period, the interest charged to the borrower (net of servicing and administrative fees) may be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accrued and otherwise payable on the Certificates of the related series. If and to the extent that any such shortfall is allocated to a class of Offered Certificates, the yield thereon will be adversely affected. The Prospectus Supplement for a series of Certificates will describe the manner in which any such shortfalls will be allocated among the classes of such Certificates. If so specified in the related Prospectus Supplement, the Master Servicer will be required to apply some or all of its servicing compensation for the corresponding period to offset the amount of any such shortfalls. The related Prospectus Supplement will also describe any other amounts available to offset such shortfalls. See "Description of the Pooling Agreements--Servicing Compensation and Payment of Expenses."

YIELD AND PREPAYMENT CONSIDERATIONS

     A Certificate's yield to maturity will be affected by the rate of principal payments on the Mortgage Loans in the related Trust Fund and the allocation thereof to reduce the principal balance (or Notional Amount, if applicable) of such Certificate. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules thereof (which, in the case of ARM Loans, will change periodically to accommodate adjustments to their Mortgage Rates), the dates on which any balloon payments are due, and the rate of principal prepayments thereon (including for this purpose, prepayments resulting from liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Because the rate of principal prepayments on the Mortgage Loans in any Trust Fund will depend on future events and a variety of factors (as discussed more fully below), it is impossible to predict with assurance.

     The extent to which the yield to maturity of a class of Offered Certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans in the related Trust Fund are in turn distributed on such Certificates (or, in the case of a class of Stripped Interest Certificates, result in the reduction of the Notional Amount thereof). Further, an investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans in the related Trust Fund could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a prepayment of principal on the Mortgage Loans is distributed on an Offered Certificate purchased at a discount or premium (or, if applicable, is allocated in reduction of the Notional Amount thereof), the greater will be the effect on the investor's yield to maturity. As a result, the effect on such investor's yield of principal payments (to the extent distributable in reduction of the principal balance or Notional Amount of such investor's Offered Certificates) occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

     A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments (including prepayments occasioned by defaults) on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificateholders of any series to receive payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

     In general, the Notional Amount of a class of Stripped Interest Certificates will either (i) be based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal the Certificate Balances of one or more of the other classes of Certificates of the same series. Accordingly, the yield on such Stripped Interest Certificates will be directly related to the amortization of such Mortgage Assets or such classes of Certificates, as the case may be. Thus, if a class of Certificates of any series consists of Stripped Interest Certificates or Stripped Principal Certificates, a lower than anticipated rate of principal prepayments on the Mortgage Loans in the related Trust Fund will negatively affect the yield to investors in Stripped Principal Certificates, and a higher than anticipated rate of principal prepayments on such Mortgage Loans will negatively affect the yield to investors in Stripped Interest Certificates.

     The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of multifamily or commercial mortgage loans. However, the extent of prepayments of principal of the Mortgage Loans in any Trust Fund may be affected by a number of factors, including, without limitation, the availability of mortgage credit, the relative economic vitality of the area in which the Mortgaged Properties are located, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. In addition, the rate of principal payments on the Mortgage Loans in any Trust Fund may be affected by the existence of Lock-out Periods and requirements that principal prepayments be accompanied by Prepayment Premiums, and by the extent to which such provisions may be practicably enforced.

     The rate of prepayment on a pool of mortgage loans is also affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. In addition, as prevailing market interest rates decline, even borrowers with ARM Loans that have experienced a corresponding interest rate decline may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate or (ii) taking advantage of the initial "teaser rate" (a mortgage interest rate below what it would otherwise be if the applicable index and gross margin were applied) on another adjustable rate mortgage loan.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits. The Depositor will make no representation as to the particular factors that will affect the prepayment of the Mortgage Loans in any Trust Fund, as to the relative importance of such factors, as to the percentage of the principal balance of such Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on such Mortgage Loans.

WEIGHTED AVERAGE LIFE AND MATURITY

     The rate at which principal payments are received on the Mortgage Loans in any Trust Fund will affect the ultimate maturity and the weighted average life of one or more classes of the Certificates of such series. Weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar of the principal amount of such instrument is repaid to the investor.

     The weighted average life and maturity of a class of Certificates of any series will be influenced by the rate at which principal on the related Mortgage Loans, whether in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes voluntary prepayments, liquidations due to default and purchases of Mortgage Loans out of the related Trust Fund), is paid to such class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed variable rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family loans. Thus, it is unlikely that the prepayment experience of the Mortgage Loans included in any Trust Fund will conform to any particular level of CPR or SPA.

     The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such series and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the related Mortgage Loans are made at rates corresponding to various percentages of CPR or SPA, or at such other rates specified in such Prospectus Supplement. Such tables and assumptions will illustrate the sensitivity of the weighted average lives of the Certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the Certificates.

CONTROLLED AMORTIZATION CLASSES AND COMPANION CLASSES

     A series of Certificates may include one or more Controlled Amortization Classes that are designed to provide increased protection against prepayment risk by transferring that risk to one or more Companion Classes. If so specified in the related Prospectus Supplement, each Controlled Amortization Class will either be a Planned

Amortization Class (a "PAC") or a Targeted Amortization Class (a "TAC"). In general, distributions of principal on a PAC are made in accordance with a specified amortization schedule so long as prepayments on the underlying Mortgage Loans occur within a specified range of constant prepayment rates and, as described below, so long as one or more Companion Classes remain to absorb excess cash flows and make up for shortfalls. For example, if the rate of prepayments is significantly higher than expected, the excess prepayments may retire the Companion Classes much earlier than expected, thus leaving the PAC without further prepayment protection. A TAC is similar to a PAC, but a TAC structure generally does not draw on Companion Classes to make up cash flow shortfalls, and will generally not provide protection to the TAC against the risk that prepayments occur more slowly than expected.

     In general, the reduction of prepayment risk afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series (any of which may also be a class of Offered Certificates) which absorb a disproportionate share of the overall prepayment risk of a given structure. As more particularly described in the related Prospectus Supplement, the holders of a Companion Class will receive a disproportionately large share of prepayments when the rate of prepayment exceeds the rate assumed in structuring the Controlled Amortization Class, and (in the case of a Companion Class that supports a PAC) a disproportionately small share of prepayments (or no prepayments) when the rate of prepayment falls below that assumed rate. Thus, as and to the extent described in the related Prospectus Supplement, a Companion Class will absorb a disproportionate share of the risk that a relatively fast rate of prepayments will result in the early retirement of the investment, that is, "call risk," and, if applicable, the risk that a relatively slow rate of prepayments will extend the average life of the investment, that is, "extension risk" that would otherwise be allocated to the related Controlled Amortization Class. Accordingly, Companion Classes can exhibit significant average life variability.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

     Balloon Payments; Extensions of Maturity. Some or all of the Mortgage Loans included in a particular Trust Fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that Mortgage Loans that require balloon payments may default at maturity, or that the maturity of such a Mortgage Loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Master Servicer or a Special Servicer, to the extent and under the circumstances set forth herein and in the related Prospectus Supplement, may be authorized to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan may delay distributions of principal on a class of Offered Certificates and thereby extend the weighted average life of such Certificates and, if such Certificates were purchased at a discount, reduce the yield thereon.

     Negative Amortization. The weighted average life of a class of Certificates can be affected by Mortgage Loans that permit negative amortization. In general, such Mortgage Loans by their terms limit the amount by which scheduled payments may adjust in response to changes in Mortgage Rates and/or provide that scheduled payment amounts will adjust less frequently than the Mortgage Rates. Accordingly, during a period of rising interest rates, the scheduled payment on a Mortgage Loan that permits negative amortization may be less than the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate. In that case, the Mortgage Loan balance would amortize more slowly than necessary to repay it over such schedule and, if the amount of scheduled payment were less than the amount necessary to pay current interest at the applicable Mortgage Rate, the loan balance would negatively amortize to the extent of the amount of the interest shortfall. Conversely, during a period of declining interest rates, the scheduled payment on such a Mortgage Loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate. In that case, the excess would be applied to principal, thereby resulting in amortization at a rate faster than necessary to repay the Mortgage Loan balance over such schedule.

     A slower or negative rate of Mortgage Loan amortization would correspondingly be reflected in a slower or negative rate of amortization for one or more classes of Certificates of the related series. Accordingly, the weighted average lives of Mortgage Loans that permit negative amortization (and that of the classes of Certificates to which any such negative amortization would be allocated or which would bear the effects of a slower rate of amortization on such Mortgage Loans) may increase as a result of such feature. A faster rate of Mortgage Loan amortization will shorten the weighted average life of such Mortgage Loans and, correspondingly, the weighted average lives of those classes of Certificates then entitled to a portion of the principal payments on such Mortgage Loans. The related Prospectus Supplement will describe, if applicable, the manner in which negative amortization in respect of the Mortgage Loans in any Trust Fund is allocated among the respective classes of Certificates of the related series.

     Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the Mortgage Loans that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average lives of those Mortgage Loans and, accordingly, the weighted average lives of and yields on the Certificates of the related series. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average lives of and yields on the Certificates of the related series.

     Losses and Shortfalls on the Mortgage Assets. The yield to holders of the Offered Certificates of any series will directly depend on the extent to which such holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the Mortgage Loans in the related Trust Fund and the timing of such losses and shortfalls. In general, the earlier that any such loss or shortfall occurs, the greater will be the negative effect on yield for any class of Certificates that is required to bear the effects thereof.

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may result in reductions in the entitlements to interest and/or Certificate Balances of one or more such classes of Certificates, or may be effected simply by a prioritization of payments among such classes of Certificates. The yield to maturity on a class of Subordinate Certificates may be extremely sensitive to losses and shortfalls in collections on the Mortgage Loans in the related Trust Fund.

     Additional Certificate Amortization. In addition to entitling the holders thereof to a specified portion (which may range from none to all) of the principal payments received on the Mortgage Assets in the related Trust Fund, one or more classes of Certificates of any series, including one or more classes of Offered Certificates of such series, may provide for distributions of principal thereof from (i) amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates, (ii) Excess Funds or (iii) any other amounts described in the related Prospectus Supplement. As specifically set forth in the related Prospectus Supplement, "Excess Funds" will, in general, represent that portion of the amounts distributable in respect of the Certificates of any series on any Distribution Date that represent (i) interest received or advanced on the Mortgage Assets in the related Trust Fund that is in excess of the interest currently distributable on the Certificates of such series, as well as any interest accrued but not currently distributable on any Accrual Certificates of such series, or (ii) Prepayment Premiums, payments from Equity Participations or any other amounts received on the Mortgage Assets in the related Trust Fund that do not constitute interest thereon or principal thereof.

     The amortization of any class of Certificates out of the sources described in the preceding paragraph would shorten the weighted average life of such Certificates and, if such Certificates were purchased at a premium, reduce the yield thereon. The related Prospectus Supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of Certificates out of such sources would have any material effect on the rate at which such Certificates are amortized.



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

                                  THE DEPOSITOR

     Merrill Lynch Mortgage Investors, Inc., the Depositor, is a Delaware corporation organized on June 13, 1986 as a wholly-owned limited purpose finance subsidiary of Merrill Lynch Mortgage Capital Inc. (a wholly-owned indirect subsidiary of Merrill Lynch & Co.). The Depositor's principal business is to acquire, hold and/or sell or otherwise dispose of cash flow assets, usually in connection with the securitization of that asset. The Depositor maintains its principal office at World Financial Center, North Tower-Fifteenth Floor, 250 Vesey Street, New York, New York 10281-1315. Its telephone number is (212) 449-0336. The Depositor does not have, nor is it expected in the future to have, any significant assets.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the Certificates of any series will be applied by the Depositor to the purchase of Trust Assets or will be used by the Depositor for general corporate purposes. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates of each series will consist of one or more classes and will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Pooling Agreement. Each series of Certificates may consist of one or more classes of Certificates (including classes of Offered Certificates) that (i) provide for the accrual of interest thereon at a fixed, variable or adjustable rate; (ii) are senior (collectively, "Senior Certificates") or subordinate (collectively, "Subordinate Certificates") to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) are entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest (collectively, "Stripped Principal Certificates"); (iv) are entitled to distributions of
interest,  with  disproportionately   small,  nominal  or  no  distributions  of
principal (collectively, "Stripped Interest Certificates"); (v) provide for distributions of principal and/or interest thereon that commence only after the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; or (vii) provide for distributions of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology.

     Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped Interest Certificates or REMIC Residual Certificates, Notional Amounts or percentage interests, specified in the related Prospectus Supplement. As provided in the related Prospectus Supplement, one or more classes of Offered Certificates of any series may be issued in fully registered, definitive form (such Certificates, "Definitive Certificates") or may be offered in book-entry format (such Certificates, "Book-Entry Certificates") through the facilities of The Depository Trust Company ("DTC"). The Offered Certificates of each series (if issued as Definitive Certificates) may be transferred or exchanged, subject to any restrictions on transfer described in the related Prospectus Supplement, at the location specified in the related Prospectus Supplement, without the payment of any service charge, other than any tax or other governmental charge payable in connection therewith. Interests in a class of Book-Entry Certificates will be transferred on the book-entry records of DTC and its participating organizations. See "Risk Factors--Limited Liquidity," "--Limited Assets" and "--Book-Entry Registration."

DISTRIBUTIONS

     Distributions on the Certificates of each series will be made by or on behalf of the related Trustee or Master Servicer on each Distribution Date as specified in the related Prospectus Supplement from the Available Distribution Amount for such series and such Distribution Date. If so provided in the related Prospectus Supplement, the "Available Distribution Amount" for any series of Certificates and any Distribution Date will refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the Mortgage Assets and any other assets included in the related Trust Fund that are available for distribution to the Certificateholders of such series on such date. The particular components of the Available Distribution Amount for any series on each Distribution Date will be more specifically described in the related Prospectus Supplement.

     Except as otherwise specified in the related Prospectus Supplement, distributions on the Certificates of each series (other than the final distribution in retirement of any such Certificate) will be made to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month in which the applicable Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date (the "Determination Date") specified in the related Prospectus Supplement. All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has provided the Trustee or other person required to make such payments with wiring instructions (which may be provided in the form of a standing order applicable to all subsequent distributions) no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, such Certificateholder holds Certificates in the requisite amount or denomination specified therein), or by check mailed to the address of such Certificateholder as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of such Certificates at the location specified in the notice to Certificateholders of such final distribution.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of Certificates of each series (other than certain classes of Stripped Principal Certificates and certain REMIC Residual Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which may be fixed, variable or adjustable. The related Prospectus Supplement will specify the Pass-Through Rate or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate, for each class. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of the Certificates of any class (other than any class of Certificates that will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement ("Accrual Certificates"), and other than any class of Stripped Principal Certificates or REMIC Residual Certificates that is not entitled to any distributions of interest) will be made on each Distribution Date based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency  of the portion of the Available  Distribution  Amount  allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date. With respect to each class of Certificates (other than certain classes of Stripped Interest Certificates and REMIC Residual Certificates), "Accrued Certificate Interest" for each Distribution Date will be equal to interest at the applicable Pass-Through Rate accrued for a specified period (generally the period between Distribution Dates) on the outstanding Certificate Balance thereof immediately prior to such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, Accrued Certificate Interest for each Distribution Date on Stripped Interest Certificates will be similarly calculated except that it will accrue on a notional amount (a "Notional Amount") that is either (i) based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal to the Certificate Balances of one or more other classes of Certificates of the same series. Reference to a Notional Amount with respect to a class of Stripped Interest Certificates is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal. If so specified in the related Prospectus Supplement, the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) one or more classes of the Certificates of a series will be reduced to the extent that any Prepayment Interest Shortfalls, as described under "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest," exceed the amount of any sums (including, if and to the extent specified in the related Prospectus Supplement, the Master Servicer's servicing compensation) that are applied to offset such shortfalls. The particular manner in which such shortfalls will be allocated among some or all of the classes of Certificates of that series will be specified in the related Prospectus Supplement. The related

Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance
of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors--Prepayments; Average Life of Certificates; Yields" and "Yield and Maturity Considerations."

DISTRIBUTIONS OF CERTIFICATE PRINCIPAL

     Each class of  Certificates  of each series (other than certain  classes of
Stripped Interest Certificates of REMIC Residual Certificates) will have a "Certificate Balance" which, at any time, will equal the then maximum amount that the holders of Certificates of such class will be entitled to receive in respect of principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a class of Certificates will be reduced by distributions of principal made thereon from time to time and, if so provided in the related Prospectus Supplement, further by any losses incurred in respect of the related Mortgage Assets allocated thereto from time to time. In turn, the outstanding Certificate Balance of a class of Certificates may be increased as a result of any deferred interest on or in respect of the related Mortgage Assets that is allocated thereto from time to time, and will be increased, in the case of a class of Accrual Certificates prior to the Distribution Date on which distributions of interest thereon are required to commence, by the amount of any Accrued Certificate Interest in respect thereof (reduced as described above). Unless otherwise provided in the related Prospectus Supplement, the initial aggregate Certificate Balance of all classes of a series of Certificates will not be greater than the aggregate outstanding principal balance of the related Mortgage Assets as of the applicable Cut-off Date, after application of scheduled payments due on or before such date, whether or not received. As and to the extent described in the related Prospectus Supplement, distributions of principal with respect to a series of Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such series entitled thereto until the Certificate Balances of such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of Certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund, may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on such Mortgage Assets. In addition, distributions of principal with respect to one or more classes of Certificates (each such class, a "Controlled Amortization Class") may be made, subject to available funds, based on a specified principal payment schedule and, with respect to one or more classes of Certificates (each such class, a "Companion Class"), may be contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the Mortgage Assets in the related Trust Fund are received. Unless otherwise specified in the related Prospectus Supplement, distributions of principal of any class of Certificates will be made on a pro rata basis among all of the Certificates of such class.

DISTRIBUTIONS ON THE CERTIFICATES IN RESPECT OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY PARTICIPATIONS

     If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations received on or in connection with the Mortgage Assets in any Trust Fund will be distributed on each Distribution Date to the holders of the class of Certificates of the related series entitled thereto in accordance with the provisions described in such Prospectus Supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may result in reductions in the entitlements to interest and/or in the
Certificate Balances of one or more such classes of Certificates, or may be effected simply by a prioritization of payments among such classes of Certificates.

ADVANCES IN RESPECT OF DELINQUENCIES

     If and to the extent provided in the related Prospectus Supplement, the related Master Servicer and/or other specified person (including a provider of Credit Support) may be obligated to advance, or have the option of advancing, on or before each Distribution Date, from its or their own funds or from excess funds held in the related Certificate Account that are not part of the Available Distribution Amount for the related series of Certificates for such Distribution Date, an amount up to the aggregate of any payments of principal (other than any balloon payments) and interest that were due on or in respect of such Mortgage Loans during the related Due Period and were delinquent on the related Determination Date. Unless otherwise provided in the related Prospectus Supplement, a "Due Period" is the period between Distribution Dates, and scheduled payments on the Mortgage Loans in any Trust Fund that became due during a given Due Period will, to the extent received by the related Determination Date or advanced by the related Master Servicer or other specified person, be distributed on the Distribution Date next succeeding such Determination Date.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made from the advancing person's own funds will be reimbursable out of related recoveries on the Mortgage Loans (including amounts received under any instrument of Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and such other specific sources as may be identified in the related Prospectus Supplement, including in the case of a series that includes one or more classes of Subordinate Certificates, collections on other Mortgage Loans in the related Trust Fund that would otherwise be distributable to the holders of one or more classes of such Subordinate Certificates. No advance will be required to be made by the Master Servicer or by any other person if, in the good faith judgment of the Master Servicer or such other person, such advance would not be recoverable from Related Proceeds or another specifically identified source (any such advance, a "Nonrecoverable Advance"); and, if previously made by a Master Servicer or another person, a Nonrecoverable Advance will be reimbursable from any amounts in the related Certificate Account prior to any distributions being made to the related series of Certificateholders.

     If advances have been made from excess funds in a Certificate Account, the Master Servicer or other person that advanced such funds will be required to replace such funds in the Certificate Account on any future Distribution Date to the extent that funds then in the Certificate Account are insufficient to permit full distributions to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligation of a Master Servicer or other specified person to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

     If and to the extent so provided in the related Prospectus Supplement, any entity making advances will be entitled to receive interest thereon for the period that such advances are outstanding at the rate specified in such Prospectus Supplement, and such entity will be entitled to payment of such interest periodically from general collections on the Mortgage Loans in the related Trust Fund prior to any payment to Certificateholders or as otherwise provided in the related Pooling Agreement and described in such Prospectus Supplement.

     The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes MBS will describe any comparable advancing obligation of a party to the related Pooling Agreement or of a party to the related MBS Agreement.

REPORTS TO CERTIFICATEHOLDERS

     On each Distribution Date, together with the distribution to the holders of each class of the Offered Certificates of a series, a Master Servicer or Trustee, as provided in the related Prospectus Supplement, will forward to each such holder, a statement (a "Distribution Date Statement") that, unless otherwise provided in the related Prospectus Supplement, will set forth, among other things, in each case to the extent applicable:

         (i) the amount of such distribution to holders of Certificates of such class that was applied to reduce the Certificate Balance thereof;

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

          (ii) the amount of such distribution to holders of Certificates of such class that is allocable to Accrued Certificate Interest;

          (iii) the amount, if any, of such distribution to holders of Certificates of such class that is allocable to (A) Prepayment Premiums and
     (B) payments on account of Equity Participations;

          (iv) the amount of servicing compensation received by the related Master Servicer (and, if payable directly out of the related Trust Fund, by any Special Servicer and any Sub-Servicer) and such other customary information as such Master Servicer or the related Trustee, as the case may be, deems necessary or desirable, or that a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

          (v) the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

          (vi) the aggregate principal balance of the related Mortgage Loans on, or as of a specified date shortly prior to, such Distribution Date;

          (vii) the number and aggregate principal balance of any Mortgage Loans in respect of which (A) one scheduled payment is delinquent, (B) two scheduled payments are delinquent, (C) three or more scheduled payments are delinquent and (D) foreclosure proceedings have been commenced;

          (viii) with respect to each Mortgage Loan that is delinquent in respect of three or more scheduled payments, (A) the loan number thereof,
     (B) the unpaid balance thereof, (C) whether the delinquency is in respect of any balloon payment, (D) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof, (E) if applicable, the aggregate amount of any interest accrued and payable to the related Master Servicer, a Special Servicer and/or any other entity on related servicing expenses and related advances, (F) whether a notice of acceleration has been sent to the borrower and, if so, the date of such notice and (G) a brief description of the status of any foreclosure proceedings or negotiations with the borrower;

          (ix) with respect to any Mortgage Loan liquidated during the related Prepayment Period (that is, the specified period, generally equal in length to the time period between Distribution Dates, during which prepayments and other unscheduled collections on the Mortgage Loans in the related Trust Fund must be received in order to be distributed on a particular Distribution Date) in connection with a default thereon or by reason of being purchased out of the related Trust Fund, (A) the loan number thereof,
     (B) the manner in which it was liquidated, (C) the aggregate amount of Liquidation Proceeds received, (D) the portion of such Liquidation Proceeds payable or reimbursable to the related Master Servicer or a Special Servicer in respect of such Mortgage Loan and (E) the amount of any loss to Certificateholders;

          (x) with respect to each Mortgaged Property acquired through foreclosure, deed-in-lieu of foreclosure or otherwise (an "REO Property") and included in the related Trust Fund as of the end of the related Due
     Period or Prepayment Period, as applicable, (A) the loan number of the related Mortgage Loan, (B) the date of acquisition, (C) the principal balance of the related Mortgage Loan (calculated as if such Mortgage Loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the related Pooling Agreement), (D) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and (E) if applicable, the aggregate amount of interest accrued and payable to the related Master Servicer, a Special Servicer and/or any other entity on related servicing expenses and related advances;

          (xi) with respect to any REO Property sold during the related Prepayment Period, (A) the loan number of the related Mortgage Loan, (B) the aggregate amount of sales proceeds, (C) the portion of such sales proceeds payable or reimbursable to the related Master Servicer or a Special Servicer in respect of such REO Property or the related Mortgage Loan and (D) the amount of any loss to Certificateholders in respect of the related Mortgage Loan;

          (xii) the Certificate Balance or Notional Amount, as the case may be, of each class of Certificates (including any class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance due to the allocation of any losses in respect of the related Mortgage Loans and any increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate Interest has been added to such balance;

          (xiii) the aggregate amount of principal prepayments made on the Mortgage Loans during the related Prepayment Period;

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

          (xiv) the amount deposited in or withdrawn from any reserve fund on such Distribution Date, and the amount remaining on deposit in such reserve fund as of the close of business on such Distribution Date;

          (xv) the amount of any Accrued Certificate Interest due but not paid on such class of Offered Certificates at the close of business on such Distribution Date;

          (xvi) if such class of Offered Certificates has a variable Pass-Through Rate or an adjustable Pass-Through Rate, the Pass-Through Rate applicable thereto for such Distribution Date and, if determinable, for the next succeeding Distribution Date; and

          (xvii) if the related Trust Fund includes one or more instruments of Credit Support, such as a letter of credit, an insurance policy and/or a surety bond, the amount of coverage under each such instrument as of the close of business on such Distribution Date.

     In the case of information furnished pursuant to subclauses (i)-(iv) above, the amounts will be expressed as a dollar amount per minimum denomination of the relevant class of Offered Certificates or per a specified portion of such minimum denomination. The Prospectus Supplement for each series of Offered Certificates will describe any additional information to be included in reports to the holders of such Certificates.

     Within a reasonable period of time after the end of each calendar year, the related Master Servicer or Trustee, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an Offered Certificate a statement containing the information set forth in subclauses (i)-(iv) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. See, however, "Description of the Certificates--Book-Entry Registration and Definitive Certificates."

     If the Trust Fund for a series of Certificates includes MBS, the ability of the related Master Servicer or Trustee, as the case may be, to include in any Distribution Date Statement information regarding the mortgage loans underlying such MBS will depend on the reports received with respect to such MBS. In such cases, the related Prospectus Supplement will describe the loan-specific information to be included in the Distribution Date Statements that will be forwarded to the holders of the Offered Certificates of that series in connection with distributions made to them.

VOTING RIGHTS

     The voting rights evidenced by each series of Certificates (as to such series, the "Voting Rights") will be allocated among the respective classes of such series in the manner described in the related Prospectus Supplement.

     Certificateholders will generally have a right to vote only with respect to required consents to certain amendments to the related Pooling Agreement and as otherwise specified in the related Prospectus Supplement. See "Description of the Pooling Agreements--Amendment." The holders of specified amounts of Certificates of a particular series will have the collective right to remove the related Trustee and also to cause the removal of the related Master Servicer in the case of an Event of Default on the part of the Master Servicer. See "Description of the Pooling Agreements--Events of Default," "--Rights Upon Event of Default" and "--Resignation and Removal of the Trustee."

TERMINATION

     The obligations created by the Pooling Agreement for each series of Certificates will terminate upon the payment (or provision for payment) to Certificateholders of that series of all amounts held in the related Certificate Account, or otherwise by the related Master Servicer or Trustee or by a Special Servicer, and required to be paid to such Certificateholders pursuant to such Pooling Agreement following the earlier of (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and (ii) the purchase of all of the assets of the related Trust Fund by the party entitled to effect such termination, under the circumstances and in the manner that will be described in the related Prospectus Supplement. Written notice of termination of a Pooling Agreement will be given to each Certificateholder of the related series, and the final distribution will be made only upon presentation and surrender of the Certificates of such series at the location to be specified in the notice of termination.

     If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the assets in the related Trust Fund by a party that will be specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party identified therein will be authorized or required to solicit bids for the purchase of all the assets of the related Trust Fund, or of a sufficient portion of such assets to retire such class or classes, under the circumstances and in the manner set forth therein. In any event, unless otherwise disclosed in the applicable Prospectus Supplement, any such repurchase or purchase shall be at a price or prices that are generally based upon the unpaid principal balance of, plus accrued interest on, all Mortgage Loans (other than Mortgage Loans secured by REO Properties) then included in a Trust Fund and the fair market value of all REO Properties then included in the Trust Fund, which may or may not result in full payment of the aggregate Certificate Balance plus accrued interest and any undistributed shortfall in interest for the then outstanding Certificates. Any sale of Trust Fund assets will be without recourse to the Trust and/or Certificateholders, provided, however, that there can be no assurance that in all events a court would accept such a contractual stipulation.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any series will be offered in book-entry format through the facilities of The Depository Trust Company ("DTC"), and each such class will be represented by one or more global Certificates registered in the name of DTC or its nominee.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations
("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. "Direct Participants," which maintain accounts with DTC, include securities brokers and dealers (including Merrill Lynch, Pierce, Fenner & Smith Incorporated), banks, trust companies and clearing corporations and may include certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Commission.

     Purchases of Book-Entry Certificates under the DTC system must be made by or through Direct Participants, which will receive a credit for the Book-Entry Certificates on DTC's records. The ownership interest of each actual purchaser of a Book-Entry Certificate (a "Certificate Owner") will in turn be recorded on the records of Direct and Indirect Participants. Certificate Owners will not receive written confirmation from DTC of their purchases, but Certificate Owners are expected to receive written confirmations providing details of such transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which each Certificate Owner entered into the transaction. Transfers of ownership interest in the Book-Entry Certificates will be accomplished by entries made on the books of Participants acting on behalf of Certificate Owners. Certificate Owners will not receive certificates representing their ownership interests in the Book-Entry Certificates, except in the event that use of the book-entry system for the Book-Entry Certificates of any series is discontinued as described below.

     DTC will not know the identity of actual Certificate Owners of the Book-Entry Certificates; DTC's records reflect only the identity of the Direct Participants to whose accounts such Certificates are credited. The Participants will remain responsible for keeping account of their holdings on behalf of their customers. Notices and other communications conveyed by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Distributions on the Book-Entry Certificates will be made to DTC. DTC's practice is to credit "Direct Participants" accounts on the related Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by Participants to Certificate Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of each such Participant (and not of DTC, the Depositor or any Trustee or Master Servicer), subject to any statutory or regulatory requirements as may be in effect from time to time. Under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

     As may be provided in the related Prospectus Supplement, the only "Certificateholder" (as such term is used in the related Pooling Agreement) of a Book-Entry Certificate will be the nominee of DTC, and the Certificate Owners will not be recognized as Certificateholders under the Pooling Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the related Pooling Agreement only indirectly through the Participants who in turn will exercise their rights through DTC. The Depositor is informed that DTC will take action permitted to be taken by a Certificateholder under a Pooling Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Certificates are credited.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

     As may be specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued in fully registered, certificated form (as so issued, "Definitive Certificates") to Certificate Owners or their nominees, rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to such Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC with respect to such Certificates. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificate or certificates representing a class of Book-Entry Certificates, together with instructions for reregistration, the Trustee or other designated party will be required to issue to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the holders of such Definitive Certificates will be recognized as Certificateholders under the related Pooling Agreement.

                      DESCRIPTION OF THE POOLING AGREEMENTS

GENERAL

     The Certificates of each series will be issued pursuant to a pooling and servicing agreement or other agreement specified in the related Prospectus Supplement (in either case, a "Pooling Agreement"). In general, the parties to a Pooling Agreement will include the Depositor, the Trustee, the Master Servicer and, in some cases, a Special Servicer appointed as of the date of the Pooling Agreement. However, a Pooling Agreement that relates to a Trust Fund that consists solely of MBS may not include a Master Servicer or other servicer as a party. All parties to each Pooling Agreement under which Certificates of a series are issued will be identified in the related Prospectus Supplement.

     A form of a Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. However, the provisions of each Pooling Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. The following summaries describe certain provisions that may appear in a Pooling Agreement under which Certificates that evidence interests in Mortgage Loans will be issued. The Prospectus Supplement for a series of Certificates will describe any provision of the related Pooling Agreement that materially differs from the description thereof contained in this Prospectus and, if the related Trust Fund includes MBS, will summarize all of the material provisions of the related Pooling Agreement. The summaries herein do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling Agreement for each series of Certificates and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any series, the term "Certificate" refers to all of the Certificates of that series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Pooling Agreement (without exhibits) that relates to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to Merrill Lynch Mortgage Investors, Inc., World Financial Center, North Tower-Fifteenth Floor, 250 Vesey Street, New York, New York 10281-1315. Attention: Secretary.

ASSIGNMENT OF MORTGAGE LOANS; REPURCHASES

     As set forth in the related Prospectus Supplement, generally at the time of issuance of any series of Certificates, the Depositor will assign (or cause to be assigned) to the designated Trustee the Mortgage Loans to be included in the

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

related Trust Fund, together with, all principal and interest to be received on or with respect to such Mortgage Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date. The Trustee will, concurrently with such assignment, deliver the Certificates to or at the direction of the Depositor in exchange for the Mortgage Loans and the other assets to be included in the Trust Fund for such series. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling Agreement. Such schedule generally will include detailed information that pertains to each Mortgage Loan included in the related Trust Fund, which information will typically include the address of the related Mortgaged Property and type of such property; the Mortgage Rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information; the original and remaining term to maturity; the original amortization term; the original and outstanding principal balance; and the Loan-to-Value Ratio and Debt Service Coverage Ratio as of the date indicated.

     With respect to each Mortgage Loan to be included in a Trust Fund, the Depositor will deliver (or cause to be delivered) to the related Trustee (or to a custodian appointed by the Trustee) certain loan documents which, will include the original Mortgage Note endorsed, without recourse, to the order of the Trustee, the original Mortgage (or a certified copy thereof) with evidence of recording indicated thereon and an assignment of the Mortgage to the Trustee in recordable form. The related Pooling Agreement will require that the Depositor or other party thereto promptly cause each such assignment of Mortgage to be recorded in the appropriate public office for real property records.

     The related Trustee (or the custodian appointed by the Trustee) will be required to review the Mortgage Loan documents within a specified period of days after receipt thereof, and the Trustee (or the custodian) will hold such documents in trust for the benefit of the Certificateholders of the related series. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective, in either case such that interests of the Certificateholders are materially and adversely affected, the Trustee (or such custodian) will be required to notify the Master Servicer and the Depositor, and the Master Servicer will be required to notify the relevant Mortgage Asset Seller. In that case, and if the Mortgage Asset Seller cannot deliver the document or cure the defect within a specified number of days after receipt of such notice, then unless otherwise specified in the related Prospectus Supplement, the Mortgage Asset Seller will be obligated to replace the related Mortgage Loan or repurchase it from the Trustee at a price that will
be  specified  in  the  related  Prospectus   Supplement.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     The Depositor will, with respect to each Mortgage Loan in the related Trust Fund, make or assign certain representations and warranties, (the person making such representations and warranties, the "Warranting Party") covering, by way of example: (i) the accuracy of the information set forth for such Mortgage Loan on the schedule of Mortgage Loans appearing as an exhibit to the related Pooling Agreement; (ii) the enforceability of the related Mortgage Note and Mortgage and the existence of title insurance insuring the lien priority of the related Mortgage; (iii) the Warranting Party's title to the Mortgage Loan and the authority of the Warranting Party to sell the Mortgage Loan; and (iv) the payment status of the Mortgage Loan. Each Warranting Party will be identified in the related Prospectus Supplement.

     Each Pooling Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly any Warranting Party of any breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the interests of the related Certificateholders. If such Warranting Party cannot cure such breach within a specified period following the date on which it was notified of such breach, then, unless otherwise provided in the related Prospectus Supplement, it will be obligated to repurchase such Mortgage Loan from the Trustee within a specified period at a price that will be specified in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a series of Certificates, a Warranting Party, in lieu of repurchasing a Mortgage Loan as to which a breach has occurred, will have the option, exercisable upon certain conditions and/or within a specified period after initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. This repurchase or substitution obligation may constitute the sole remedy available to holders of Certificates of any series for a breach of representation and warranty by a Warranting Party. Moreover, neither the Depositor (unless it is the Warranting Party) nor the Master Servicer will be obligated to purchase or replace a Mortgage Loan if a Warranting Party defaults on its obligation to do so.

     The dates as of which representations and warranties have been made by a Warranting Party will be specified in the related Prospectus Supplement. In some cases, such representations and warranties will have been made as of a


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

date prior to the date upon which the related series of Certificates is issued, and thus may not address events that may occur following the date as of which they were made. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made in respect of such Mortgage Loan will not be accurate in all material respects as of such date of issuance.

CERTIFICATE ACCOUNT

     General. The Master Servicer and/or the Trustee will, as to each Trust Fund, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on the related Mortgage Loans (collectively, the "Certificate Account"), which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of Certificates of the related series. As described in the related Prospectus Supplement, a Certificate Account may be maintained either as an interest-bearing or a non-interest-bearing account, and the funds held therein may be held as cash or invested in United States government securities and other investment grade obligations specified in the related Pooling Agreement ("Permitted Investments"). Any interest or other income earned on funds in the Certificate Account will be paid to the related Master Servicer or Trustee as additional compensation. If permitted by such Rating Agency or Agencies and so specified in the related Prospectus Supplement, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related Master Servicer or serviced by it on behalf of others.

     Deposits. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, the related Master Servicer, Trustee or Special Servicer will be required to deposit or cause to be deposited in the Certificate Account for each Trust Fund within a certain period following receipt (in the case of collections and payments), the following payments and collections received, or advances made, by the Master Servicer, the Trustee or any Special Servicer subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date):

          (i)  all  payments  on  account  of  principal,   including  principal
     prepayments, on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans, including any default interest collected, in each case net of any portion thereof retained by the Master Servicer, any Special Servicer or Sub-Servicer as its servicing compensation or as compensation to the Trustee;

          (iii) all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a Mortgaged Property or the related Mortgage Loan (other than proceeds applied to the restoration of the property or released to the related borrower in accordance with the customary servicing practices of the Master Servicer (or, if applicable, a Special Servicer) and/or the terms and conditions of the related Mortgage (collectively, "Insurance Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, by foreclosure or otherwise ("Liquidation Proceeds"), together with the net operating income (less reasonable reserves for future expenses) derived from the operation of any Mortgaged Properties acquired by the Trust Fund through foreclosure or otherwise;

          (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates as described under "Description of Credit Support";

          (v)  any  advances  made  as  described  under   "Description  of  the
     Certificates--Advances in Respect of Delinquencies";

          (vi) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds--Cash Flow Agreements";

          (vii) all proceeds of the purchase of any Mortgage Loan, or property acquired in respect thereof, by the Depositor, any Mortgage Asset Seller or any other specified person as described under "--Assignment of Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases," all proceeds of the purchase of any defaulted Mortgage Loan as described under "--Realization Upon Defaulted Mortgage Loans," and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates--Termination" (all of the foregoing, also, "Liquidation Proceeds");

          (viii) any amounts paid by the Master Servicer to cover Prepayment Interest Shortfalls arising out of the prepayment of Mortgage Loans as described under "--Servicing Compensation and Payment of Expenses";

          (ix) to the extent that any such item does not constitute additional servicing compensation to the Master Servicer or a Special Servicer, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations on the Mortgage Loans;

          (x) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance Policies";

          (xi) any amount required to be deposited by the Master Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer or the Trustee, as the case may be, of funds held in the Certificate Account; and

          (xii) any other amounts required to be deposited in the Certificate Account as provided in the related Pooling Agreement and described in the related Prospectus Supplement.

     Withdrawals. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Trustee or Special Servicer may make withdrawals from the Certificate Account for each Trust Fund for any of the following purposes:

          (i)  to  make   distributions  to  the   Certificateholders   on  each
     Distribution Date;

          (ii) to reimburse the Master Servicer or any other specified person for unreimbursed amounts advanced by it as described under "Description of the Certificates--Advances in Respect of Delinquencies," such reimbursement to be made out of amounts received which were identified and applied by the Master Servicer as late collections of interest (net of related servicing fees) on and principal of the particular Mortgage Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans;

          (iii) to reimburse the Master Servicer or a Special Servicer for unpaid servicing fees earned by it and certain unreimbursed servicing expenses incurred by it with respect to Mortgage Loans in the Trust Fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties;

          (iv) to reimburse the Master Servicer or any other specified person for any advances described in clause (ii) above made by it and any servicing expenses referred to in clause (iii) above incurred by it which, in the good faith judgment of the Master Servicer or such other person, will not be recoverable from the amounts described in clauses (ii) and
     (iii), respectively, such reimbursement to be made from amounts collected on other Mortgage Loans in the related Trust Fund or, if and to the extent so provided by the related Pooling Agreement and described in the related Prospectus Supplement, only from that portion of amounts collected on such other Mortgage Loans that is otherwise distributable on one or more classes of Subordinate Certificates of the related series;

          (v) if and to the extent described in the related Prospectus Supplement, to pay the Master Servicer, a Special Servicer or another specified entity (including a provider of Credit Support) interest accrued on the advances described in clause (ii) above made by it and the servicing expenses described in clause (iii) above incurred by it while such remain outstanding and unreimbursed;

          (vi) to pay for  costs and  expenses  incurred  by the Trust  Fund for environmental site assessments performed with respect to Mortgaged Properties that constitute security for defaulted Mortgage Loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such Mortgaged Properties, as described under "--Realization Upon Defaulted Mortgage Loans";

          (vii) to reimburse the Master Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Master Servicer and the Depositor";

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

          (viii) if and to the extent described in the related Prospectus Supplement, to pay the fees of the Trustee;

          (ix) to reimburse the Trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Trustee";

          (x) to pay the Master Servicer or the Trustee, as additional compensation, interest and investment income earned in respect of amounts held in the Certificate Account;

          (xi) to pay (generally from related income) for costs incurred in connection with the operation, management and maintenance of any Mortgaged Property acquired by the Trust Fund by foreclosure or otherwise;

          (xii) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Material Federal Income Tax Consequences--REMICS--Prohibited Transactions Tax and Other Taxes";

          (xiii) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Mortgage Loan or a property acquired in respect thereof in connection with the liquidation of such Mortgage Loan or property;

          (xiv) to pay for the cost of  various  opinions  of  counsel  obtained
     pursuant   to  the   related   Pooling   Agreement   for  the   benefit  of
     Certificateholders;

          (xv) to make any other withdrawals permitted by the related Pooling Agreement and described in the related Prospectus Supplement; and

          (xvi) to clear and terminate the Certificate Account upon the termination of the Trust Fund.

COLLECTION AND OTHER SERVICING PROCEDURES

     The Master Servicer for any mortgage pool, directly or through Sub-Servicers, will be required to make reasonable efforts to collect all scheduled Mortgage Loan payments and will be required to follow such collection procedures as it would follow with respect to mortgage loans that are comparable to such Mortgage Loans and held for its own account, provided such procedures are consistent with (i) the terms of the related Pooling Agreement and any related instrument of Credit Support included in the related Trust Fund, (ii) applicable law and (iii) the servicing standard specified in the Pooling Agreement and in the related Prospectus Supplement (the "Servicing Standard").

     The Master Servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts for payment of taxes, insurance premiums and similar items, or otherwise monitoring the timely payment of those items; attempting to collect delinquent payments; supervising foreclosures; conducting property inspections on a periodic or other basis; managing Mortgaged Properties acquired through or in lieu of foreclosure (each, an "REO Property"); and maintaining servicing records relating to the Mortgage Loans. Generally, the Master Servicer will be responsible for filing and settling claims in respect of particular Mortgage Loans under any applicable instrument of Credit Support. See "Description of Credit Support."

MODIFICATIONS, WAIVERS AND AMENDMENTS OF MORTGAGE LOANS

     A Master Servicer may agree to modify, waive or amend any term of any Mortgage Loan serviced by it in a manner consistent with the Servicing Standard; provided that, the modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in the judgment of the Master Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon. A Master Servicer also may agree to any other modification, waiver or amendment if, in its judgment (i) a material default on the Mortgage Loan has occurred or a payment default is imminent and (ii) such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan on a present value basis than would liquidation.

SUB-SERVICERS

     A Master Servicer may delegate its servicing obligations in respect of the Mortgage Loans serviced by it to one or more third-party servicers (each, a "Sub-Servicer"), but the Master Servicer will remain liable for such obligations under the related Pooling Agreement unless otherwise provided in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") must provide that, if for any reason the Master Servicer is no longer acting in such capacity, the Trustee or any successor Master Servicer may assume the Master Servicer's rights and obligations under such Sub-Servicing Agreement.

     Generally, the Master Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to the related Pooling Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the Master Servicer for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under a Pooling Agreement. See "--Certificate Account" and "--Servicing Compensation and Payment of Expenses."

SPECIAL SERVICERS

     If and to the extent specified in the related Prospectus Supplement, a special servicer (the "Special Servicer") may be a party to the related Pooling Agreement or may be appointed by the Master Servicer or another specified party to perform certain specified duties (for example, the servicing of defaulted Mortgage Loans) in respect of the servicing of the related Mortgage Loans. The Master Servicer will be liable for the performance of a Special Servicer only if, and to the extent, set forth in such Prospectus Supplement.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

     A borrower's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make Mortgage Loan payments may also be unable to make timely payment of taxes and to otherwise maintain and insure the related Mortgaged Property. In general, the related Master Servicer will be required to monitor any Mortgage Loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the borrower if cure is likely, inspect the related Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Master Servicer is able to assess the success of any such corrective action or the need for additional initiatives.

     The time within which the Master Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the borrower, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. If a borrower files a bankruptcy petition, the Master Servicer may not be permitted to accelerate the maturity of the related Mortgage Loan or to foreclose on the Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of Mortgage Loans."

     A Pooling Agreement may grant to the Master Servicer, a Special Servicer, a provider of Credit Support and/or the holder or holders of certain classes of Certificates of the related series a right of first refusal to purchase from the Trust Fund, at a predetermined purchase price (which, if insufficient to fully fund the entitlements of Certificateholders to principal and interest thereon, will be specified in the related Prospectus Supplement), any Mortgage Loan as to which a specified number of scheduled payments are delinquent. In addition, unless otherwise specified in the related Prospectus Supplement, the Master Servicer may offer to sell any defaulted Mortgage Loan if and when the Master Servicer determines, consistent with the Servicing Standard, that such a sale would produce a greater recovery on a present value basis than would liquidation of the related Mortgaged Property. Generally, the related Pooling Agreement will require that the Master Servicer accept the highest cash bid received from any person (including itself, an affiliate of the Master Servicer or any Certificateholder) that constitutes a fair price for such defaulted Mortgage Loan. In the absence of any bid determined in accordance with the related Pooling Agreement to be fair, the Master Servicer will generally be required to proceed with respect to such defaulted Mortgage Loan as described below.

     If a default on a Mortgage Loan has occurred or, in the Master Servicer's judgment, is imminent, the Master Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related Mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related Mortgaged Property, by operation of law or otherwise, if such action is consistent with the Servicing Standard. The Master Servicer may not, however, acquire title to any Mortgaged Property or take any other action that would cause the Trustee, for the benefit of Certificateholders of the related series, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Master Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund), that:

          (i) either the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that taking such actions as are necessary to bring the Mortgaged Property into compliance therewith is reasonably likely to produce a greater recovery on a present value basis than not taking such actions; and

          (ii) either there are no circumstances or conditions present at the Mortgaged Property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could be required, taking such actions with respect to the Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis than not taking such actions. See "Certain Legal Aspects of Mortgage Loans--Environmental Considerations."

     If title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Master Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property within two years of acquisition, unless (i) the Internal Revenue Service grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund for more than two years after its acquisition will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing, the Master Servicer will generally be required to solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property. If the Trust Fund acquires title to any Mortgaged Property, the Master Servicer, on behalf of the Trust Fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Master Servicer of its obligation to manage such Mortgaged Property in a manner consistent with the Servicing Standard.

     If Liquidation Proceeds collected with respect to a defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon plus the aggregate amount of reimbursable expenses incurred by the Master Servicer with respect to such Mortgage Loan, the Trust Fund will realize a loss in the amount of such difference. The Master Servicer will be entitled to reimburse itself from the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation
Proceeds to Certificateholders, amounts that represent unpaid servicing compensation in respect of the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan.

     If any Mortgaged Property suffers damage that the proceeds, if any, of the related hazard insurance policy are insufficient to fully restore, the Master Servicer will not be required to expend its own funds to restore the damaged property unless (and to the extent not otherwise provided in the related Prospectus Supplement) it determines (i) that such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

HAZARD INSURANCE POLICIES

     Each Pooling Agreement may require the related Master Servicer to cause each Mortgage Loan borrower to maintain a hazard insurance policy that provides for such coverage as is required under the related Mortgage or, if the Mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related Mortgaged Property, such coverage as is consistent with the requirements of the Servicing Standard. Such coverage generally will be in an amount equal to the lesser of the principal balance owing on such Mortgage Loan and the replacement cost of the Mortgaged Property, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by the Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the Master Servicer's normal servicing procedures and/or to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the related Certificate Account. The Pooling Agreement may provide that the Master Servicer may satisfy its obligation to cause each borrower to maintain such a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on all of the Mortgage Loans in the related Trust Fund. If such blanket policy contains a deductible clause, the Master Servicer will be required, in the event of a casualty covered by such blanket policy, to deposit in the related Certificate Account all sums that would have been deposited therein but for such deductible clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of risks.

     The hazard insurance policies covering the Mortgaged Properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Certain of the Mortgage Loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the Mortgage Loan upon any sale or other transfer of the related Mortgaged Property made without the lender's consent. Certain of the Mortgage Loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the Mortgage Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. The Master Servicer will determine whether to exercise any right the Trustee may have under any such provision in a manner consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a Mortgaged
Property. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance."

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     Generally, a Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a portion of the interest payments on each Mortgage Loan in the related Trust Fund. Since that compensation is generally based on a percentage of the principal balance of each such Mortgage Loan outstanding from time to time, it will decrease in accordance with the amortization of the Mortgage Loans. The Prospectus Supplement with respect to a series of Certificates may provide that, as additional compensation, the Master Servicer may retain all or a portion of late payment charges, Prepayment Premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the Certificate Account. Any Sub-Servicer will receive a portion of the Master Servicer's compensation as its sub-servicing compensation.

     In addition to amounts payable to any Sub-Servicer, a Master Servicer may be required, to the extent provided in the related Prospectus Supplement, to pay from amounts that represent its servicing compensation certain expenses incurred in connection with the administration of the related Trust Fund, including, without limitation, payment of the fees and disbursements of independent accountants and payment of expenses incurred in connection with distributions and reports to Certificateholders. Certain other expenses, including certain expenses related to Mortgage Loan defaults and liquidations and, to the extent so provided in the related Prospectus Supplement, interest on such expenses at the rate specified therein, and the fees of the Trustee and any Special Servicer, may be required to be borne by the Trust Fund.

     If and to the extent provided in the related Prospectus Supplement, the Master Servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any period to Prepayment Interest Shortfalls. See "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest."

EVIDENCE AS TO COMPLIANCE

     Each Pooling Agreement may require that, on or before a specified date in each year, the Master Servicer cause a firm of independent public accountants to furnish a statement to the Trustee to the effect that, based on an examination by such firm conducted substantially in compliance with either the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, the servicing by or on behalf of the Master Servicer of mortgage loans under pooling and servicing agreements substantially similar to each other (which may include the related Pooling Agreement) was conducted through the preceding calendar year or other specified twelve-month period in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of such firm, either the Audit Program for Mortgages serviced for FHLMC or paragraph 4 of the Uniform Single Audit Program for Mortgage Bankers, as the case may be, requires it to report. Each Pooling Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of a statement signed by one or more officers of the Master Servicer to the effect that the Master Servicer has fulfilled its material obligations under the Pooling Agreement throughout the preceding calendar year or other specified twelve-month period.

     Copies of the annual accountants' statement and the statement of officers of a Master Servicer will be made available to Certificateholders without charge upon written request to the Master Servicer.

CERTAIN MATTERS REGARDING THE MASTER SERVICER AND THE DEPOSITOR

     The Master Servicer under a Pooling Agreement may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or the Depositor's affiliates. The related Pooling Agreement may permit the Master Servicer to resign from its obligations thereunder only upon a determination that such obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it at the date of the Pooling Agreement. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Pooling Agreement. The Master Servicer will also be required to maintain a fidelity bond and errors and omissions policy that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds, errors and omissions or negligence, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions.

     Each Pooling Agreement may further provide that none of the Master Servicer, the Depositor and any director, officer, employee or agent of either of them will be under any liability to the related Trust Fund or Certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling Agreement or for errors in judgment; provided, however, that none of the Master Servicer, the Depositor and any such person will be protected against any breach of a representation, warranty or covenant made in such Pooling Agreement, or against any expense or liability that such person is specifically required to bear pursuant to the terms of such Pooling Agreement, or against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of such obligations and duties. Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that the Master Servicer, the Depositor and any director, officer, employee or agent of either of them will be entitled to indemnification by the related Trust Fund against any loss, liability or expense incurred in connection with any legal action that relates to the Pooling Agreement or the related series of Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense (i) that such person is specifically required to bear pursuant to the terms of such agreement, or is incidental to the performance of obligations and duties thereunder and is not reimbursable pursuant to the Pooling Agreement; (ii) incurred in connection with any breach of a representation,


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

warranty or covenant made in the Pooling Agreement; (iii) incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties under the Pooling Agreement, or by reason of reckless disregard of such obligations or duties; or (iv) incurred in connection with any violation of any state or federal securities law. In addition, each Pooling Agreement will provide that neither the Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Pooling Agreement and that in its opinion may involve it in any expense or liability. However, each of the Master Servicer and the Depositor will be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling Agreement and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, will be expenses, costs and liabilities of the Certificateholders, and the Master Servicer or the Depositor, as the case may be, will be entitled to charge the related Certificate Account therefor.

     Subject, in certain cases, to the satisfaction of certain conditions that may be required in the Pooling Agreement, any person into which the Master Servicer or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Depositor is a party, or any person succeeding to the business of the Master Servicer or the Depositor, will be the successor of the Master Servicer or the Depositor, as the case may be, under the related Pooling Agreement.

EVENTS OF DEFAULT

     The "Events of Default for a series of Certificates" under the related Pooling Agreement generally will include (i) any failure by the Master Servicer to distribute or cause to be distributed to Certificateholders, or to remit to the Trustee for distribution to Certificateholders in a timely manner, any amount required to be so distributed or remitted, which failure continues unremedied for five days after written notice of such failure has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series); (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Pooling Agreement which continues unremedied for sixty days after written notice of such failure has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings in respect of or relating to the Master Servicer and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to add thereto or shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default under a Pooling Agreement remains unremedied, the Depositor or the Trustee will be authorized, and at the direction of Certificateholders entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, the Trustee will be required, to terminate all of the rights and obligations of the Master Servicer as master servicer under the Pooling Agreement, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Pooling Agreement (except that if the Master Servicer is required to make advances in respect of Mortgage Loan delinquencies, but the Trustee is prohibited by law from obligating itself to do so, or if the related Prospectus Supplement so specifies, the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. If the Trustee is unwilling or unable so to act, it may (or, at the written request of Certificateholders entitled to at least 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, it will be required
to) appoint, or petition a court of competent jurisdiction to appoint, a loan servicing institution that (unless otherwise provided in the related Prospectus Supplement) is acceptable to each Rating Agency that assigned ratings to the Offered Certificates of such series to act as successor to the Master Servicer under the Pooling Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity.

     No Certificateholder will have the right under any Pooling Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless Certificateholders

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

entitled to at least 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for the related series shall have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and shall have offered to the Trustee reasonable indemnity, and the Trustee for sixty days (or such other period specified in the related Prospectus Supplement) shall have neglected or refused to institute any such proceeding. The Trustee, however, will be under no obligation to exercise any of the trusts or powers vested in it by any Pooling Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates of the related series, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

AMENDMENT

     Each Pooling Agreement may be amended by the parties thereto, without the consent of any of the holders of the related Certificates, (i) to cure any ambiguity, (ii) to correct a defective provision therein or to correct, modify or supplement any provision therein that may be inconsistent with any other provision therein, (iii) to add any other provisions with respect to matters or questions arising under the Pooling Agreement that are not inconsistent with the provisions thereof, (iv) to comply with any requirements imposed by the Code or
(v) for any other purpose; provided that such amendment (other than an amendment for the purpose specified in clause (iv) above) may not (as evidenced by an opinion of counsel to such effect satisfactory to the Trustee) adversely affect in any material respect the interests of any such holder. Each Pooling Agreement may also be amended for any purpose by the parties, with the consent of Certificateholders entitled to at least 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for the related series allocated to the affected classes; provided, however, that, no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans that are required to be distributed in respect of any Certificate without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of any class of Certificates, in a manner other than as described in clause (i), without the consent of the holders of all Certificates of such class or (iii) modify the provisions of the Pooling Agreement described in this paragraph without the consent of the holders of all Certificates of the related series. However, unless otherwise specified in the related Pooling Agreement, the Trustee will be prohibited from consenting to any amendment of a Pooling
Agreement pursuant to which a REMIC election is to be or has been made unless the Trustee shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related Trust Fund or cause the related Trust Fund to fail to qualify as a REMIC at any time that the related Certificates are outstanding.

LIST OF CERTIFICATEHOLDERS

     Upon written request of any Certificateholder of record made for purposes of communicating with other holders of Certificates of the same series with respect to their rights under the related Pooling Agreement, the Trustee or other specified person will afford such Certificateholder access, during normal business hours, to the most recent list of Certificateholders of that series then maintained by such person.

THE TRUSTEE

     The Trustee under each Pooling Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company that serves as Trustee may have typical banking relationships with the Depositor and its affiliates and with any Master Servicer and its affiliates.

DUTIES OF THE TRUSTEE

     The Trustee for a series of Certificates will make no representation as to the validity or sufficiency of the related Pooling Agreement, the Certificates or any Mortgage Loan or related document and will not be accountable for the use or application by or on behalf of any Master Servicer of any funds paid to the Master Servicer or any Special Servicer in respect of the Certificates or the Mortgage Loans, or any funds deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the Master Servicer or any Special Servicer. If no Event of Default has occurred and is continuing, the Trustee will be required to perform only those duties specifically required under the related Pooling Agreement. However, upon receipt of any of the various certificates, reports or other


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

instruments required to be furnished to it pursuant to the Pooling Agreement, the Trustee will be required to examine such documents and to determine whether they conform to the requirements of the Pooling Agreement.

CERTAIN MATTERS REGARDING THE TRUSTEE

     The Trustee for a series of Certificates may be entitled to indemnification, from amounts held in the related Certificate Account, for any loss, liability or expense incurred by the Trustee in connection with the Trustee's acceptance or administration of its trusts under the related Pooling Agreement; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability imposed on the Trustee pursuant to the Pooling Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made therein. As and to the extent described in the related Prospectus Supplement, the fees and normal disbursements of any Trustee may be the expense of the related Master Servicer or other specified person or may be required to be borne by the related Trust Fund.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The Trustee for a series of Certificates will be permitted at any time to resign from its obligations and duties under the related Pooling Agreement by giving written notice thereof to the Depositor. Upon receiving such notice of resignation, the Master Servicer (or such other person as may be specified in the related Prospectus Supplement) will be required to use reasonable efforts to promptly appoint a successor trustee. If no successor trustee shall have accepted an appointment within a specified period after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction to appoint a successor trustee.

     Unless otherwise provided in the related Prospectus Supplement, if at any time the Trustee ceases to be eligible to continue as such under the related Pooling Agreement, or if at any time the Trustee becomes incapable of acting, or if certain events of (or proceedings in respect of) bankruptcy or insolvency occur with respect to the Trustee, the Depositor will be authorized to remove the Trustee and appoint a successor trustee. Unless otherwise provided in the related Prospectus Supplement, in addition, holders of the Certificates of any series entitled to at least 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series may at any time (with or without cause) remove the Trustee and appoint a successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     Credit Support may be provided with respect to one or more classes of the Certificates of any series, or with respect to the related Mortgage Assets. Credit Support may be in the form of a letter of credit, the subordination of one or more classes of Certificates, the use of a pool insurance policy or guarantee insurance, the establishment of one or more reserve funds or another method of Credit Support described in the related Prospectus Supplement, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may provide credit enhancement for more than one series of Certificates to the extent described therein.

     The Credit Support generally will not provide protection against all risks of loss and will not guarantee payment to Certificateholders of all amounts to which they are entitled under the related Pooling Agreement. If losses or shortfalls occur that exceed the amount covered by the Credit Support or that are not covered by the Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series before the former receive their intended share of such coverage.

     If Credit Support is provided with respect to one or more classes of Certificates of a series, or with respect to the related Mortgage Assets, the related Prospectus Supplement will include a description of (i) the nature and amount of


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coverage under such Credit  Support,  (ii) any conditions to payment  thereunder not otherwise described herein, (iii) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (iv) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, generally including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of the regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders "equity or policyholders" surplus, if applicable, as of a date that will be specified in the Prospectus Supplement. See "Risk Factors--Credit Support Limitations."

SUBORDINATE CERTIFICATES

     If so specified in the related Prospectus Supplement, one or more classes of Certificates of a series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions from the Certificate Account on any Distribution Date will be subordinated to the corresponding rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the amount of subordination provided by a class or classes of Subordinate Certificates in a series, the circumstances under which such subordination will be available and the manner in which the amount of subordination will be made available.

CROSS-SUPPORT PROVISIONS

     If the Mortgage Assets in any Trust Fund are divided into separate groups, each supporting a separate class or classes of Certificates of a series, Credit Support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

     If so provided in the Prospectus Supplement for a series of Certificates, Mortgage Loans included in the related Trust Fund will be covered for certain default risks by insurance policies or guarantees. To the extent material, a copy of each such instrument will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.

LETTER OF CREDIT

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. A copy of any such letter of credit will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.

CERTIFICATE INSURANCE AND SURETY BONDS

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. A copy of any such instrument will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.

RESERVE FUNDS

     If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered (to the extent of available funds) by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts specified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, the reserve fund for a series may also be funded over time by a specified amount of the collections received on the related Mortgage Assets.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, reserve funds may be established to provide protection only against certain types of losses and shortfalls. Following each Distribution Date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement.

     If so specified in the related Prospectus Supplement, amounts deposited in any reserve fund will be invested in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

CREDIT SUPPORT WITH RESPECT TO MBS

     If so provided in the Prospectus Supplement for a series of Certificates, any MBS included in the related Trust Fund and/or the related underlying mortgage loans may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify, as to each such form of Credit Support, the information indicated above with respect thereto, to the extent such information is material and available.

                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans (or mortgage loans underlying any MBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Funds--Mortgage Loans." For purposes of the following discussion, "Mortgage Loan" includes a mortgage loan underlying an MBS.

GENERAL

     Each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgage instruments." A mortgage instrument creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage instrument and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage instrument as to the existence of prior liens and, generally, the order of recordation of the mortgage instrument in the appropriate public recording office. However, the lien of a recorded mortgage instrument will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In a mortgage, the mortgagor grants a lien on the subject property in favor of the mortgagee. A deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property to the trustee, in trust, irrevocably until the debt is paid, and generally with a power of sale. A deed to secure debt typically has two parties. The borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party to a mortgage instrument because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower generally executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws and, in some deed of trust transactions, the directions of the beneficiary.

LEASES AND RENTS

     Mortgage instruments that encumber income-producing property often contain or are accompanied by an assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. Even if the lender's security interest in room rates is perfected under the UCC, it will generally be required to commence a foreclosure action or otherwise take possession of the property in order to collect the room rates following a default.

PERSONALTY

     In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection.

JUNIOR MORTGAGES; RIGHTS OF SENIOR LENDERS

     Some of the Mortgage Loans included in a Trust Fund may be secured by mortgage instruments that are subordinate to mortgage instruments held by other lenders. The rights of the Trust Fund (and therefore the Certificateholders), as holder of a junior mortgage instrument, are subordinate to those of the senior lender, including the prior rights of the senior lender to receive rents, hazard insurance and condemnation proceeds and to cause the Mortgaged Property to be sold upon borrower's default and thereby extinguish the Trust Fund's junior lien unless the Master Servicer or Special Servicer asserts its subordinate interest in a property in a foreclosure litigation or satisfies the defaulted senior loan. As discussed more fully below, in many states a junior lender may satisfy a defaulted senior loan in full, adding the amounts expended to the balance due on the junior loan. Absent a provision in the senior mortgage instrument or in a subordination or intercreditor agreement, no notice of default is required to be given to the junior lender.

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

     The form of the mortgage instrument used by many institutional lenders confers on the lender the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and (subject to any limits imposed by applicable state law) to apply such proceeds and awards to any indebtedness secured by the mortgage instrument in such order as the lender may determine. Thus, if improvements on a property are damaged or destroyed by fire or other casualty, or if the property is taken by condemnation, the holder of the senior mortgage instrument will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the senior indebtedness. Accordingly, only the proceeds in excess of the amount of senior indebtedness will be available to be applied to the indebtedness secured by a junior mortgage instrument.

     The form of mortgage instrument used by many institutional lenders typically contains a "future advance" clause, which provides, in general, that additional amounts advanced to or on behalf of the mortgagor or trustor by the mortgagee or beneficiary are to be secured by the mortgage instrument. While such a clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or an "optional" advance. If the lender is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as the amounts advanced at origination, notwithstanding that intervening junior liens may have been recorded between the date of recording of the senior mortgage instrument and the date of the future advance, and notwithstanding that the senior lender had actual knowledge of such intervening junior liens at the time of the advance. Where the senior lender is not obligated to advance the additional amounts and has actual knowledge of the intervening junior liens, the advance may be subordinate to such intervening junior liens. Priority of advances under a "future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a "credit limit" amount stated in the recorded mortgage.

     Another provision typically found in the form of mortgage instrument used by many institutional lenders permits the lender to itself perform certain obligations of the borrower (for example, the obligations to pay when due all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property that are senior to the lien of the mortgage instrument, to maintain hazard insurance on the property, and to maintain and repair the property) upon a failure of the borrower to do so, with all sums so expended by the lender becoming part of the indebtednesss secured by the mortgage instrument.

     The form of mortgage instrument used by many institutional lenders typically requires the borrower to obtain the consent of the lender in respect of actions affecting the mortgaged property, including the execution of certain new leases and the termination or modification of certain existing leases, the performance of certain alterations to buildings forming a part of the mortgaged property and the execution of managment and leasing agreements for the mortgaged property. Tenants will often refuse to execute leases unless the lender executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior lender may refuse to consent to matters approved by a junior lender, with the result that the value of the security for the junior mortgage instrument is diminished.

FORECLOSURE

     General. Foreclosure is a legal procedure that allows the lender to recover the borrower's mortgage debt by enforcing its rights and available legal remedies under the mortgage instrument. If the borrower defaults in payment or performance of its obligations under the note or mortgage instrument, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

     Foreclosure Procedures Vary From State to State. Two primary methods of foreclosing a mortgage instrument are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances. A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally


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

result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

     Non-Judicial Foreclosure/Power of Sale. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument (in particular, a deed to secure debt) if applicable law so permits. A power of sale under a deed of trust allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the deed of trust and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Limitations on the Rights of Mortgage Lenders. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a non-monetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage instrument providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

     Also, a third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the exact status of title to the property (due to, among other things, redemption rights that may exist) and because of the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings. Potential buyers may also be reluctant to purchase property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett
v. Washington National Insurance Company. The court in Durrett held that even a non-collusive, regularly conducted foreclosure sale was a fraudulent transfer under Section 67d of the former Bankruptcy Act (Section 548 of the Bankruptcy Code, Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. ss.ss. 101-1330 (the "Bankruptcy Code")) and, therefore, could be rescinded in favor of the bankrupt's estate, if (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition and (ii) the price paid for the foreclosed property did not represent "fair consideration" ("reasonably equivalent value" under the Bankruptcy Code). Although the reasoning and result of Durrett were rejected by the United States Supreme Court in May, 1994, the case could nonetheless be persuasive to a court applying a state fraudulent conveyance law with provisions similar to those construed in Durrett. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to the secured indebtedness and accrued and unpaid interest plus the expenses of foreclosure, in which event the borrower's debt will be extinguished. Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, the lender will become the owner of the property and have both the benefits and burdens of


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

ownership, including the obligation to pay debt service on any senior mortgage loans, to pay taxes, to obtain casualty insurance and to make such repairs as are necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from the exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law (non-statutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Anti-Deficiency Legislation. In general, it is expected that some or all of the Mortgage Loans in a particular Trust Fund may be nonrecourse loans, as to which recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure the Mortgage Loan. However, even if a Mortgage Loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

     Leasehold Considerations. Mortgage loans may be secured by a lien on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a


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lien on the fee estate of the borrower.  The most  significant of these risks is that if the borrower's leasehold were to be terminated (for example, as a result of a lease default or the bankruptcy of the ground lessor or the borrower/ground lessee), the leasehold mortgagee would be left without its security. This risk may be substantially lessened if the ground lease contains provisions protective of the leasehold mortgagee, such as a provision that requires the ground lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, a provision that permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, a provision that gives the leasehold mortgagee the right to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease or a provision that prohibits the ground lessee/borrower from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor/ground lessor. Certain mortgage loans, however, may be secured by liens on ground leases that do not contain these provisions.

BANKRUPTCY LAWS

     Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under certain circumstances. For example, the outstanding amount of the loan may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its rehabilitative plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     Federal bankruptcy law may also have the effect of interfering with or affecting the ability of the secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under Section 362 of the Bankruptcy Code, the lender will be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents. However, the Bankruptcy Code has recently been amended to provide that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case." Thus, unless a court orders otherwise, revenues from a mortgaged property generated after the date the bankruptcy petition is filed will constitute "cash collateral" under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the mortgaged properties and the cash collateral is "adequately protected" as such term is defined and interpreted under the Bankruptcy Code.

     If a borrower's ability to make payment on a mortgage loan is dependent on its receipt of rent payments under a lease of the related property, that ability may be impaired by the commencement of a bankruptcy proceeding relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (i) assume the lease and retain it or assign it to a third party or (ii) reject the lease. If the lease is assumed, the trustee or debtor-in-possession (or assignee, if applicable) must


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cure any  defaults  under the  lease,  compensate  the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease. The Bankruptcy Code also limits a lessor's damages for lease rejection to the rent reserved under the lease (without regard to acceleration) for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.

ENVIRONMENTAL CONSIDERATIONS

     General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military, disposal or certain commercial activity. Such environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In certain circumstances, a lender may decide to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

     Superlien Laws. Under certain laws, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to such a "superlien."

     CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. Excluded from CERCLA's definition of "owner" or "operator," however, is a lender that, "without participating in the management" of the facility, holds indicia of ownership primarily to protect his security interest in the facility. This so-called secured creditor exemption is intended to provide a lender protection from liability under CERCLA as an owner or operator of contaminated property. The secured creditor exemption, however, does not necessarily protect a lender from liability for cleanup of hazardous substances in every situation. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender are deemed to have participated in the management of such mortgaged property or the operations of the borrower. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan.

     In addition, lenders may face potential liability for remediation of releases or petroleum or hazardous substances from underground storage tanks under the federal Resource Conservation and Recovery Act ("RCRA"), if they are deemed to be the "owners" or "operators" of facilities in which they have a security interest or upon which they have foreclosed.

     The federal Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996 (the "Act") seeks to clarify the actions a lender may take without incurring liability as an "owner" or "operator" of contaminated property or underground petroleum storage tanks. The Act amends CERCLA and RCRA to provide guidance on actions that do or do not constitute "participation in management."

     Importantly, the Act does not, among other things: (1) completely eliminate potential liability to lenders under CERCLA or RCRA; (2) reduce credit risks associated with lending to borrowers having significant environmental liabilities or potential liabilities, (3) eliminate environmental risks associated with taking possession of contaminated property or underground storage tanks or assuming control of the operations thereof, or (4) affect liabilities or potential liabilities under state environmental laws.

     Certain State and Other Federal Laws. Many states have statutes similar to CERCLA and RCRA, and not all of those statutes provide for a secured creditor exemption.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination in order to sell or otherwise transfer the property.

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     Beyond statute-based environmental liability, there exist common law causes of action (for example,  actions based on nuisance or on toxic tort resulting in
death,   personal   injury,   or  damage  to  property)   related  to  hazardous
environmental conditions on a property. While it may be more difficult to hold a lender liable in such cases, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against other potentially liable parties, but such parties may be without substantial assets. Accordingly, it is possible that such costs could become a liability of the Trust Fund and occasion a loss to the Certificateholders.

     To reduce the likelihood of such a loss, unless otherwise specified in the related Prospectus Supplement, the Pooling and Servicing Agreement will provide that the Master Servicer, acting on behalf of the Trustee, may not take possession of a Mortgaged Property or take over its operation unless the Master Servicer, based solely (as to environmental matters) on a report prepared by a person who regularly conducts environmental site assessments, has made the determination that it is appropriate to do so, as described under "The Pooling and Servicing Agreements--Realization Upon Defaulted Mortgage Loans."

     If a lender forecloses on a mortgage secured by a property, the operations on which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Such compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may result in the imposition of certain investigation or remediation requirements or decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the lender to recoup its investment in a loan upon foreclosure.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

     Certain of the Mortgage Loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. By virtue, however, of the Garn-St Germain Depository Institutions Act of 1982 (the "Garn Act"), effective October 15, 1982 (which purports to preempt state laws that prohibit the enforcement of due-on-sale clauses by providing, among other matters, that "due-on-sale" clauses in certain loans made after the effective date of the Garn Act are enforceable, within certain limitations as set forth in the Garn Act and the regulations promulgated thereunder), a Master Servicer may nevertheless have the right to accelerate the maturity of a Mortgage Loan that contains a "due-on-sale" provision upon transfer of an interest in the property, regardless of the Master Servicer's ability to demonstrate that a sale threatens its legitimate security interest.

SUBORDINATE FINANCING

     Certain of the Mortgage Loans may not restrict the ability of the borrower to use the Mortgaged Property as security for one or more additional loans. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.


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

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges that a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     No Mortgage Loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will (if originated after that rejection or adoption) be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three-month period thereafter.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers that are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the


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

financial resources of the affected site, owner, landlord or other applicable person. The requirements of the ADA may also be imposed on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates. This discussion is directed solely to Certificateholders that hold the Certificates as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code") and it does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of Offered
Certificates. See "State and Other Tax Consequences." Certificateholders are advised to consult their own tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of Offered Certificates.

     The following discussion addresses securities of two general types: (i) certificates ("REMIC Certificates") representing interests in a Trust Fund, or a portion thereof, that the Master Servicer or the Trustee will elect to have treated as a real estate mortgage investment conduit ("REMIC") under Sections 860A through 860G (the "REMIC Provisions") of the Code, and (ii) certificates ("Grantor Trust Certificates") representing interests in a Trust Fund ("Grantor Trust Fund") as to which no such election will be made. If no REMIC election is made and the Trust Fund does not elect to be treated as a Grantor Trust Fund, the Trust Fund may elect to be treated as a financial asset securitization investment trust ("FASIT"). The Prospectus Supplement relating to such an election will describe the requirements for the classification of the Trust Fund as a FASIT and the consequences to a holder of owning certificates in a FASIT. The Prospectus Supplement for each series of Certificates also will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

     The following discussion is limited in applicability to Offered Certificates. Moreover, this discussion applies only to the extent that Mortgage Assets held by a Trust Fund consist solely of Mortgage Loans. To the extent that other Mortgage Assets, including REMIC certificates and mortgage pass-through certificates, are to be held by a Trust Fund, the tax consequences associated with the inclusion of such assets will be disclosed in the related Prospectus
Supplement. In addition, if Cash Flow Agreements, other than guaranteed investment contracts, are included in a Trust Fund, the tax consequences associated with such Cash Flow Agreements also will be disclosed in the related Prospectus Supplement. See "Description of the Trust Funds--Cash Flow Agreements."

     Furthermore, the following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICS

     Classification of REMICs. Upon the issuance of each series of REMIC Certificates, counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling

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

Agreement, the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of "regular interests" ("REMIC Regular Certificates") or "residual interests" ("REMIC Residual Certificates") in that REMIC within the meaning of the REMIC Provisions.

     If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The Pooling Agreement with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be terminated.

     Characterization of Investments in REMIC Certificates. In general, the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. However, to the extent that the REMIC assets constitute mortgages on property not used for residential or certain other prescribed  purposes,  the  REMIC  Certificates  will not be  treated  as assets qualifying under Section 7701(a)(19)(C)(v). Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The Master Servicer or the Trustee will report those determinations to Certificateholders in the manner and at the times required by the applicable Treasury regulations.

     The assets of the REMIC will include, in addition to Mortgage Loans, payments on Mortgage Loans held pending distribution on the REMIC Certificates and property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the Mortgage Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections. In addition, in some instances Mortgage Loans may not be treated entirely as assets described in the foregoing sections. If so, the related Prospectus Supplement will describe those Mortgage Loans that may not be so treated. The REMIC Regulations do provide, however, that payments on Mortgage Loans held pending distribution are considered part of the Mortgage Loans for purposes of Section 856(c)(4)(A) of the Code.

     Tiered REMIC Structures. For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Solely for purposes of determining whether the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section  856(c)(3)(B)  of the Code,  the  Tiered  REMICs  will be treated as one
REMIC.

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TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

     General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount. Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

     The Code requires that a prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption (the "Prepayment Assumption") used in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

     The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest." "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, at a "qualified floating rate," or at an "objective rate," a combination of a single fixed rate and one or more
"qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

     In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Certificates in preparing information returns to the Certificateholders and the Internal Revenue Service (the "IRS").

     In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns provided to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

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

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average life. For this purpose, the weighted average life of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" for a description of such election under the OID Regulations.

     If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

     As to each "accrual period," that is, each period that ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (a) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (b) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (i) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption and (ii) using a discount rate equal to the original yield to maturity of the Certificate. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

     A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price," in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

     Market  Discount.  A  Certificateholder  that  purchases  a  REMIC  Regular
Certificate  at a  market  discount,  that is,  in the  case of a REMIC  Regular
Certificate issued without original issue discount, at a purchase price less than its


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

remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize gain upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Taxation of Owners of REMIC Regular Certificates--Premium." Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable.

     However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

     To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to

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

purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under
Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount." The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

     Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more realized losses on the Residential Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

     Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Residential Loans or the underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that as the result of a realized loss ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

     General. As residual interests, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Loans or as debt instruments issued by the REMIC.

     An original holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts so allocated will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable

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

income of the REMIC will be determined under the rules described below in "--Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

     A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise to reduce (or increase) the income of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined below) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

     Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

     The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions," residual interests without "significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders after-tax rate of return.

     Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by any premium on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Loans, bad debt losses with respect to the Mortgage Loans and, except as described below, for servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, their fair market values). Such aggregate basis will be allocated among the Mortgage Loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." The issue price of a REMIC Certificate received in exchange for an interest in the Mortgage Loans or other property will equal the fair market value of such interests in the Mortgage Loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Master Servicer or the Trustee may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a


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

market discount must include such market discount in income currently, as it accrues, on a constant interest basis. See "--Taxation of Owners of REMIC Regular Certificates" above, which describes a method for accruing such discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

     A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption. Further, such an election would not apply to any Mortgage Loan originated on or before September 27, 1985. Instead, premium on such a Mortgage Loan should be allocated among the principal payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of such Mortgage Loan.

     A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

     If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount."

     As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of
Section 67 of the Code. See "--Possible Pass-Through of Miscellaneous Itemized Deductions." If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such REMIC Residual Certificateholder.

     A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders should consult their tax advisors.

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

     Any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the Trust Fund. However, such bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

     The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "--Sales of REMIC Certificates." For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original holder, see "--Taxation of Owners of REMIC Residual Certificates--General."

     Excess Inclusions. Any "excess inclusions" with respect to a REMIC Residual Certificate will, with an exception discussed below for certain REMIC Residual Certificates held by thrift institutions, be subject to federal income tax in all events.

     In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "--Foreign Investors in REMIC Certificates" below.

     As an exception to the general rules described above, thrift institutions are allowed to offset their excess inclusions with unrelated deductions, losses or loss carryovers, but only if the REMIC Residual Certificates are considered to have "significant value." The REMIC Regulations provide that in order to be treated as having significant value, the REMIC Residual Certificates must have an aggregate issue price, at least equal to two percent of the aggregate issue prices of all of the related REMIC's Regular and Residual Certificates. In addition, based on the Prepayment Assumption, the anticipated weighted average life of the REMIC Residual Certificates must equal or exceed 20 percent of the anticipated weighted average life of the REMIC, based on the Prepayment Assumption and


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

on any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Although it has not done so, the Treasury also has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the REMIC Residual Certificates are considered not to have "significant value." The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered to have "significant value" under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will have "significant value" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will have "significant value" for purposes of the above-described rules. The above-described exception for thrift institutions applies only to those residual interests held directly by, and deductions, losses and loss carryovers incurred by, such institutions (and not by other members of an affiliated group of corporations filing a consolidated income tax return) or by certain wholly-owned direct subsidiaries of such institutions formed or operated exclusively in connection with the organization and operation of one or more REMICs.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

     Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor is also required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

     The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "--Foreign Investors in REMIC Certificates--REMIC Residual Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

     Mark-to-Market Rules. On December 24, 1996, the IRS released final regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers.


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

This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a REMIC Residual Certificate issued after January 4, 1995 is not treated as a security and thus may not be marked to market. Prospective purchasers of REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

     Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

     With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should carefully consult with their own tax advisors prior to making an investment in such Certificates.

     Sales of REMIC Certificates. If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net Losses and Distributions." Except as provided in the following two paragraphs, any such gain or loss will be capital gain or loss, provided such REMIC Certificate is held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code. The Code as of the date of this Prospectus provides for a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 20%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     A consideration for holders of the Stripped Interest Certificates concerns the constructive sale provision of the Code added by the Taxpayer Relief Act of 1997 which requires the recognition of gain upon the "constructive sale of an appreciated financial position". A constructive sale of an appreciated financial position occurs if a taxpayer enters into certain transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. For purposes of determining whether an asset may be subject to a constructive sale, an "appreciated financial position" does not include a position with respect to a debt instrument if the debt instrument (i) unconditionally entitles the holder to receive a specified principal amount, (ii) pays interest at a fixed or variable rate, and (iii) is not convertible (directly or indirectly) into the stock of the issuer or a related person. Accordingly, only the Stripped Interest Certificates could be subject to this provision and only if a holder of a Stripped Interest Certificate engages in a constructive sale transaction.

     Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate assuming that income had accrued thereon at a rate equal to 110% of the "applicable Federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate based on the application of the Prepayment Assumption to such Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually


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

includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such REMIC Certificate was held by such holder, reduced by any market discount included in income under the rules described above under "--Taxation of Owners of REMIC Regular Certificates--Market Discount" and "--Premium."

     REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires a REMIC Residual Certificate, or acquires any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

     Prohibited Transactions Tax and Other Taxes. The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (a "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that the REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (a "Contributions Tax"). Each Pooling Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

     REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

     Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

     Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Master Servicer, Special


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

Servicer or Trustee in any case out of its own funds, provided that such person has sufficient assets to do so, and provided further that such tax arises out of a breach of such person's obligations under the related Pooling Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by a Master Servicer, Special Servicer or Trustee will be charged against the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations. If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in the Pooling Agreement, and will be discussed more fully in any Prospectus Supplement relating to the offering of any REMIC Residual Certificate.

     In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalty of perjury that such social security number is that of the record holder or (ii) a statement under penalty of perjury that such record holder is not a disqualified organization.

     For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

     Termination. A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the REMIC Residual Certificateholder's adjusted basis in such REMIC Residual Certificate, such REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of such difference. Such loss may be treated as a capital loss and may be subject to the "wash sale" rules of Section 1091 of the Code.

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

     Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, either the Trustee or the Master Servicer, generally will hold at least a nominal amount of REMIC Residual Certificates, will file REMIC federal income tax returns on behalf of the related REMIC, and will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects.

     As the tax matters person, the Trustee or the Master Servicer, as the case may be, will, subject to certain notice requirements and various restrictions and limitations, generally have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders will generally be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the Trustee or the Master Servicer, as the case may be, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount."

     The responsibility for complying with the foregoing reporting rules will be borne by either the Trustee or the Master Servicer, unless otherwise stated in the related Prospectus Supplement.

     Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     Foreign Investors in REMIC Certificates. A REMIC Regular Certificateholder that is not a "United States person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not, unless otherwise disclosed in the related Prospectus Supplement, be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States person and providing the name and address of such Certificateholder). For these purposes, "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust. It is possible that the IRS may assert the foregoing withholding tax exemption should not apply with respect to interest distributed on a REMIC Regular Certificate that is held by (i) a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates or (ii) to the extent of the amount of interest paid by the related Mortgagor on a particular Mortgage Loan, (A) a REMIC Regular Certificateholder that owns a 10% or greater ownership interest in such Mortgagor or (B) a REMIC Regular Certificateholder that is a controlled foreign corporation as to the United States of which such Mortgagor is a "United States shareholder" within the meaning of Section 951(b) of the Code. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

     Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     Transfers of REMIC Residual Certificates to investors that are not United States persons will be prohibited under the related Pooling Agreement.

GRANTOR TRUST FUNDS

     Classification of Grantor Trust Funds. With respect to each series of Grantor Trust Certificates, counsel to the Depositor will deliver its opinion to the effect that, assuming compliance with all provisions of the related Pooling Agreement, the related Grantor Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation. Accordingly, each holder of a Grantor Trust Certificate generally will be treated as the owner of an interest in the Mortgage Loans included in the Grantor Trust Fund.

     For purposes of the following discussion, a Grantor Trust Certificate representing an undivided equitable ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund, together with interest thereon at a pass-through rate, will be referred to as a "Grantor Trust Fractional Interest Certificate." A Grantor Trust Certificate representing ownership of all or a portion of the difference between interest paid on the Mortgage Loans constituting the related Grantor Trust Fund (net of normal administration fees and any spread) and interest paid to the holders of Grantor Trust Fractional Interest Certificates issued with respect to such Grantor Trust Fund will be referred to as a "Grantor Trust Strip Certificate." A Grantor Trust Strip Certificate may also evidence a nominal ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund.

CHARACTERIZATION OF INVESTMENTS IN GRANTOR TRUST CERTIFICATES

     Grantor Trust Fractional Interest Certificates. In the case of Grantor Trust Fractional Interest Certificates, unless otherwise disclosed in the related Prospectus Supplement, counsel to the Depositor will deliver an opinion that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (i) assets described in Section 7701(a)(19)(C) of the Code; (ii) "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code; and (iii) "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. In

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

addition, counsel to the Depositor will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will to the same extent be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

     Grantor Trust Strip Certificates. Even if Grantor Trust Strip Certificates evidence an interest in a Grantor Trust Fund consisting of Mortgage Loans that are assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, it is unclear whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized. However, the policies underlying such sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts) may suggest that such characterization is appropriate. Counsel to the Depositor will not deliver any opinion on these questions. Prospective purchasers to which such characterization of an investment in Grantor Trust Strip Certificates is material should consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

     The Grantor Trust Strip Certificates will be "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of
Section  860G(a)(3)(A)  of  the  Code.

TAXATION OF OWNERS OF GRANTOR TRUST FRACTIONAL INTEREST CERTIFICATES

     General. Holders of a particular series of Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the Mortgage Loans (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the Mortgage Loans. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either
Section 67 or Section 68 of the Code may be substantial. Further, Certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holder's alternative minimum taxable income. Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust Certificates (including Grantor Trust Strip Certificates) are issued, such fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and Certificateholders on a method that allocates such expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.

     The federal income tax treatment of Grantor Trust Fractional Interest Certificates of any series will depend on whether they are subject to the "stripped bond" rules of Section 1286 of the Code. Grantor Trust Fractional Interest Certificates may be subject to those rules if (i) a class of Grantor Trust Strip Certificates is issued as part of the same series of Certificates or
(ii) the Depositor or any of its affiliates retains (for its own account or for purposes of resale) a right to receive a specified portion of the interest payable on a Mortgage Asset. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. For purposes of determining what constitutes reasonable servicing fees for various types of mortgages the IRS has established certain "safe harbors." The servicing fees paid with respect to the Mortgage Loans for certain series of Grantor Trust Certificates may be higher than the "safe harbors" and, accordingly, may not constitute reasonable servicing compensation. The related Prospectus Supplement will include information regarding servicing fees paid to a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates necessary to determine whether the preceding "safe harbor" rules apply.

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

     If Stripped Bond Rules Apply. If the stripped bond rules apply, each Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "--Taxation of Grantor Trust Fractional Interest Certificates--Market Discount." Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

     The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by such purchaser for the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on such Certificate, other than "qualified stated interest," if any, as well as such Certificate's share of reasonable servicing fees and other expenses. See "--Taxation of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of "qualified stated interest." In general, the amount of such income that accrues in any month would equal the product of such holder's adjusted basis in such Grantor Trust Fractional Interest Certificate at the beginning of such month
(see "--Sales of Grantor Trust Certificates") and the yield of such Grantor Trust Fractional Interest Certificate to such holder. Such yield would be computed at the rate (compounded based on the regular interval between payment dates) that, if used to discount the holder's share of future payments on the Mortgage Loans, would cause the present value of those future payments to equal the price at which the holder purchased such Certificate. In computing yield under the stripped bond rules, a Certificateholder's share of future payments on the Mortgage Loans will not include any payments made in respect of any spread or any other ownership interest in the Mortgage Loans retained by the Depositor, a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates, but will include such Certificateholder's share of any reasonable servicing fees and other expenses.

     Section 1272(a)(6) of the Code requires (i) the use of a reasonable prepayment assumption in accruing original issue discount and (ii) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption, with respect to certain categories of debt instruments, and regulations could be adopted applying those provisions to the Grantor Trust Fractional Interest Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Fractional Interest Certificates or whether use of a reasonable prepayment assumption may be required or permitted without reliance on these rules. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their own tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates.

     In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the Mortgage Loans allocable to such Certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.

     If a prepayment assumption is not used, then when a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to such Certificate and the portion of the adjusted basis of such Certificate that is allocable to such Certificateholder's interest in the Mortgage Loan. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "--REMICs--Taxation

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

of Owners of REMIC Regular Certificates--Original Issue Discount." It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and Certificateholders in transactions subject to the stripped bond rules on a prepayment assumption (the "Prepayment Assumption") that will be disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price.

     Under Treasury regulation Section 1.1286-1T, certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (i) there is no original issue discount (or only a de minimis amount of original issue discount) or (ii) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). If interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the Mortgage Loans, the related Prospectus Supplement will disclose that fact. If the original issue discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loans, then such original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not Apply" and "--Market Discount."

     If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, the Certificateholder will be required to report its share of the interest income on the Mortgage Loans in accordance with such Certificateholder's normal method of accounting. The original issue discount rules will apply to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in Mortgage Loans issued with original issue discount.

     The original issue discount, if any, on the Mortgage Loans will equal the difference between the stated redemption price of such Mortgage Loans and their issue price. Under the OID Regulations, the stated redemption price is equal to the total of all payments to be made on such Mortgage Loan other than "qualified stated interest." "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, at a "qualified floating rate," or at an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on such Mortgage Loan. In general, the issue price of a Mortgage Loan will be the amount received by the borrower from the lender under the terms of the Mortgage Loan, less any "points" paid by the borrower, and the stated redemption price of a Mortgage Loan will equal its principal amount, unless the Mortgage Loan provides for an initial below-market rate of interest or the acceleration or the deferral of interest payments.

     In the case of Mortgage Loans bearing adjustable or variable interest rates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Mortgage Loans in preparing information returns to the Certificateholders and the IRS.

     Notwithstanding the general definition of original issue discount, original issue discount will be considered to be de minimis if such original issue discount is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loan. For this purpose, the weighted average maturity of the Mortgage Loan will be computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such Mortgage Loan, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made by (ii) a fraction, the numerator of which is the amount of the payment and


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

the denominator of which is the stated redemption price of the Mortgage Loan. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" rate or initial interest holiday) will be included in income as each payment of stated principal price is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of each such payment and the denominator of which is the outstanding stated principal amount of the Mortgage Loan. The OID Regulations also permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--Market Discount" below.

     If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a Mortgage Loan will be required to be accrued and reported in income each month, based on a constant yield. The OID Regulations suggest that no prepayment assumption is appropriate in computing the yield on prepayable obligations issued with original issue discount. In the absence of statutory or administrative clarification, it currently is not intended to base information reports or returns to the IRS and Certificateholders on the use of a prepayment assumption in transactions not subject to the stripped bond rules. However, Section 1272(a)(6) of the Code may require that a prepayment assumption be made in computing yield with respect to all mortgage-backed securities. Certificateholders are advised to consult their own tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates. Certificateholders should refer to the related Prospectus Supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to Mortgage Loans in such series.

     A purchaser of a Grantor Trust Fractional Interest Certificate that purchases such Grantor Trust Fractional Interest Certificate at a cost less than such Certificate's allocable portion of the aggregate remaining stated redemption price of the Mortgage Loans held in the related Trust Fund will also be required to include in gross income such Certificate's daily portions of any original issue discount with respect to such Mortgage Loans. However, each such daily portion will be reduced, if the cost of such Grantor Trust Fractional Interest Certificate to such purchaser is in excess of such Certificate's allocable portion of the aggregate "adjusted issue prices" of the Mortgage Loans held in the related Trust Fund, approximately in proportion to the ratio such excess bears to such Certificate's allocable portion of the aggregate original issue discount remaining to be accrued on such Mortgage Loans. The adjusted issue price of a Mortgage Loan on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Mortgage Loan at the beginning of the accrual period that includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day. The adjusted issue price of a Mortgage Loan at the beginning of any accrual period will equal the issue price of such Mortgage Loan, increased by the aggregate amount of original issue discount with respect to such Mortgage Loan that accrued in prior accrual periods, and reduced by the amount of any payments made on such Mortgage Loan in prior accrual periods of amounts included in its stated redemption price.

     The Trustee or Master Servicer, as applicable, will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. See "--Grantor Trust Reporting" below.

     Market Discount. If the stripped bond rules do not apply to the Grantor Trust Fractional Interest Certificate, a Certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a Mortgage Loan is considered to have been purchased at a "market discount," that is, in the case of a Mortgage Loan issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of a Mortgage Loan issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued (under the rules described in the next paragraph) through such month that has not previously been included in income, but limited, in the case of the portion of such discount that is allocable to any Mortgage Loan, to the payment of stated redemption price on such Mortgage Loan that is received by (or, in the case of accrual basis Certificateholders, due to) the Trust Fund in that month. A Certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder during or after the first taxable year to which such election applies. In addition, the OID Regulations would permit a Certificateholder to elect to accrue all interest, discount


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

(including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a Mortgage Loan with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election and thereafter, and possibly previously acquired instruments. Similarly, a
Certificateholder that made this election for a Certificate acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium." Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest is irrevocable.

     Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. Under those rules, in each accrual period market discount on the Mortgage Loans should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a Mortgage Loan issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the Mortgage Loan as of the beginning of the accrual period, or
(iii) in the case of a Mortgage Loan issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Mortgage Loan purchased at a discount in the secondary market.

     Because the Mortgage Loans will provide for periodic payments of stated redemption price, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount would be included in income if it were original issue discount.

     Market discount with respect to Mortgage Loans generally will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the Mortgage Loans multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption used, if any. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. If market discount is treated as de minimis under the foregoing rule, it appears that actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not Apply."

     Further, under the rules described in "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount," any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the Mortgage Loans.

     Premium. If a Certificateholder is treated as acquiring the underlying Mortgage Loans at a premium, that is, at a price in excess of their remaining stated redemption price, such Certificateholder may elect under Section 171 of the Code to amortize using a constant yield method the portion of such premium allocable to Mortgage Loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to Mortgage Loans originated before September 28, 1985 or to Mortgage Loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the Mortgage Loan and be allowed as a deduction as such payments are made (or, for a Certificateholder using the accrual method of accounting, when such payments of stated redemption price are due).

     It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and a


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

Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss, equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to the Mortgage Loan. If a prepayment assumption is used to amortize such premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." It is unclear whether any other adjustments would be required to reflect differences between the prepayment assumption used, if any, and the actual rate of prepayments.

     Taxation of Owners of Grantor Trust Strip Certificates. The "stripped coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply," no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust Strip Certificates should consult their own tax advisors concerning the method to be used in reporting income or loss with respect to such Certificates.

     The OID Regulations do not apply to "stripped coupons," although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under "--Possible Application of Proposed Contingent Payment Rules" below and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

     Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of such holder's adjusted basis in such Grantor Trust Strip Certificate at the beginning of such month and the yield of such Grantor Trust Strip Certificate to such holder. Such yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the Mortgage Loans. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply" above.

     As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to certain categories of debt instruments, and that adjustments be made in the amount and rate of accrual of such discount when prepayments do not conform to such prepayment assumption. Regulations could be adopted applying those provisions to the Grantor Trust Strip Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Strip Certificates or whether use of a prepayment assumption may be required or permitted in the absence of such regulations. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

     The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and Certificateholders on the Prepayment Assumption disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial
Certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates should consult their own tax advisors regarding the use of the Prepayment Assumption.

     It is unclear under what circumstances, if any, the prepayment of a Mortgage Loan will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the Prepayment Assumption. However, if a Grantor Trust Strip Certificate is treated as an interest in discrete Mortgage Loans, or if the Prepayment Assumption is not used, then when a Mortgage Loan is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to such Mortgage Loan.

     Possible Application of Contingent Payment Rules. The coupon stripping rules' general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the Mortgage Loans were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments, Final regulations have been promulgated with respect to contingent payment debt instruments. However, like the OID Regulations, such regulations do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

     Certificateholders   should  consult  their  tax  advisors  concerning  the
possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

     Sales of Grantor Trust Certificates. Any gain or loss, equal to the difference between the amount realized on the sale or exchange of a Grantor Trust Certificate and its adjusted basis, recognized on such sale or exchange of a Grantor Trust Certificate by an investor who holds such Grantor Trust Certificate as a capital asset, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions) except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to such Grantor Trust Certificate. The Code as of the date of this Prospectus provides a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 20%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction. Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Grantor Trust Reporting. As may be provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will furnish to each holder of a Grantor Trust Certificate with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Mortgage Loans and to interest thereon at the related Pass-Through Rate. In addition, within a reasonable time after the end of each calendar year, the Trustee or Master Servicer, as applicable, will furnish to each Certificateholder during such year such customary factual information as the Depositor or the reporting party deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor


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

Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the Trustee's or Master Servicer's, as the case may be, information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders that bought their Certificates at the representative initial offering price used in preparing such reports.

     Backup Withholding. In general, the rules described in "--REMICs--Backup Withholding with Respect to REMIC Certificates" will also apply to Grantor Trust Certificates.

     Foreign Investors. In general, the discussion with respect to REMIC Regular Certificates in "--REMICs--Foreign Investors in REMIC Certificates" applies to Grantor Trust Certificates except that Grantor Trust Certificates will be eligible for exemption from United States withholding tax, subject to the conditions described in such discussion, only to the extent the related Mortgage Loans were originated after July 18, 1984.

     To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a Certificateholder's trade or business in the United States, such Grantor Trust Certificate will not be subject to United States estate taxes in the estate of a non-resident alien individual.

                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.

                              ERISA CONSIDERATIONS

GENERAL

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (all of which are hereinafter referred to as "Plans"), and on persons who are fiduciaries with respect to Plans, in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, ERISA and the Code prohibit a broad range of transactions involving assets of a Plan and persons ("Parties in Interest") who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in
Section 406 of ERISA and Section 4975 of the Code.

PLAN ASSET REGULATIONS

     A Plan's investment in Certificates may cause the Trust Assets to be deemed Plan assets. Section 2510.3-101 of the regulations of the United States Department of Labor ("DOL") provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable to this discussion apply, or unless the equity participation in the entity by "benefit plan investors" (that is, Plans and certain employee benefit plans not subject to ERISA) is not "significant." For this purpose, in general, equity participation in a Trust Fund will be "significant" on any date if, immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors.

     Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Trust Assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as a Master Servicer, a Special Servicer or any Sub-Servicer, may be deemed to be a Plan "fiduciary" with respect to the investing Plan, and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code. In addition, if the Trust Assets constitute Plan assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA and the Code.

PROHIBITED TRANSACTION EXEMPTIONS

     The DOL issued an individual administrative exemption, Prohibited Transaction Exemption 90-29 (the "Exemption"), to Merrill Lynch, Pierce, Fenner & Smith Incorporated, which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Section 4975(a) and (b) of the Code and Section 502(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA Considerations," the term "Underwriter" includes (i) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (ii) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Merrill Lynch, Pierce, Fenner & Smith Incorporated and (iii) any member of the underwriting syndicate or selling group of which Merrill Lynch, Pierce, Fenner & Smith Incorporated or a person described in (ii) is a manager or co-manager with respect to a class of Certificates.

     The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the
Exemption only applies to Certificates evidencing rights and interests not subordinated to the rights and interests evidenced by the other Certificates of the same series. Third, the Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps, Inc. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch"). Fourth, the Trustee cannot be an affiliate of any member of the "Restricted Group," which consists of any Underwriter, the Depositor, the Trustee, the Master Servicer, any Sub-Servicer, the provider of any Credit Support and any obligor with respect to Mortgage Assets (including mortgage loans underlying an MBS not issued by FNMA, FHLMC or GNMA) constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Assets in the related Trust Fund as of the date of initial issuance of the Certificates. Fifth, the sum of all payments made to and retained by the Underwriter(s) must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Assets to the related Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and any Sub-Servicer must represent not more than reasonable compensation for such person's services under the related Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     The Exemption also requires that each Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Moody's, Duff & Phelps or Fitch for at least one year prior to the Plan's acquisition of Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Certificates.

     If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of Offered Certificates acquired by a Plan upon issuance from the Depositor or Underwriter when the Depositor, Master Servicer, Special Servicer, Sub-Servicer, Trustee, provider of Credit Support, Underwriter or obligor with respect to Mortgage Assets is a Party in Interest with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of fuel Certificates by a Plan and (iii) the holding of Offered Certificates by a Plan. However, no exemption is provided from the restrictions of Sections
406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

     If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (i) the direct or indirect sale, exchange or transfer of Offered Certificates in the initial issuance of Offered Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in such Certificates is (a) an obligor with respect to 5% or less of the fair market value of the Mortgage Assets (including mortgage loans underlying an MBS not issued by FNMA, FHLMC or GNMA) in the related Trust Fund or (b) an affiliate of such a person, (ii) the direct or indirect acquisition or disposition in the secondary market of Offered Certificates by a Plan and (iii) the holding of Offered Certificates by a Plan.

     Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Trust Assets.

     The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (a) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Offered Certificates.

     Before purchasing a Certificate, a fiduciary of a Plan should itself confirm (i) that the Offered Certificates constitute "certificates" for purposes of the Exemption and (ii) that the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider its general fiduciary obligations under ERISA in determining whether to purchase any Offered Certificates on behalf of a Plan.

     Any fiduciary of a Plan that proposes to cause the Plan to purchase Offered Certificates should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of (and scope of relief provided by) the Exemption or any other prohibited transaction exemption in connection therewith. The Prospectus Supplement with respect to a series of Certificates may contain additional information regarding the application of the Exemption or any other exemption, with respect to the Certificates offered thereby. In addition, any Plan fiduciary that proposes to cause a Plan to purchase Stripped Interest Certificates should consider the federal income tax consequences of such investment.

                                LEGAL INVESTMENT

     The Offered Certificates of any series will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") only if so specified in the related Prospectus Supplement. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them.

     Generally, only classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a series evidencing interests in a Trust Fund consisting of loans secured by a single parcel of real estate upon which is located a dwelling or mixed residential and commercial structure, such as certain Multifamily Loans, and originated by types of Originators specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. "Mortgage related securities" are legal investments to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies and pension funds created pursuant to or existing under the laws of the United States or of any state, the authorized investments of which are subject to state regulation). Under SMMEA, if a state enacted legislation prior to October 3, 1991 that specifically limits the legal investment authority of any such entities with respect to "mortgage related securities," Offered Certificates would constitute legal investments for entities subject to such legislation only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, effective December 31, 1996, the Office of the Comptroller of the Currency (the "OCC") amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. Section 1.5), certain "Type IV securities", defined in 12 C.F.R. Section 1.2(1) to include certain "commercial mortgage-related securities" and "residential mortgage-related securities". As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any class of Offered Certificates will qualify as "commercial mortgage-related securities", and thus as "Type IV securities", for investment by national banks. Federal credit unions should review NCUA Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules, codified as 12 C.F.R. Section 703.5(f)-(k), which prohibit federal credit unions from investing in certain mortgage related securities (including securities such as certain classes of Offered Certificates), except under limited circumstances.

     Upon the issuance of final implementing regulations under the Riegle Community Development and Regulatory Improvement Act of 1994 and subject to any limitations those regulations may impose, a modification of the definition of "mortgage related securities" will become effective to include among the types of loans to which such securities may relate loans secured by "one or more parcels of real estate upon which is located one or more commercial structures." In addition, the related legislative history states that this expanded definition includes multifamily loans secured by more than one parcel of real estate upon which is located more than one structure. Until September 23, 2001 any state may enact legislation limiting the extent to which "mortgage related securities" under this expanded definition would constitute legal investments under that state's laws.

     All depository institutions considering an investment in the Offered Certificates of any series should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Selection of Securities Dealers and Unsuitable Investment Practices (to the extent adopted by their respective regulatory authorities), setting forth, in relevant part, certain investment practices deemed to be unsuitable for an institution's investment portfolio, as well as guidelines for investing in certain types of mortgage related securities.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

     There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Offered Certificates or to purchase Offered Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors.

                             METHOD OF DISTRIBUTION

     The Offered Certificates offered hereby and by the Prospectus Supplements hereto will be offered in series. The distribution of the Offered Certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. The Prospectus Supplement for the Offered Certificates of each series will, as to each class of such Certificates, set forth the method of the offering, either the initial public offering price or the method by which the price at which the Certificates of such class will be sold to the public can be determined, the amount of any underwriting discounts, concessions and commissions to underwriters, any discounts or commissions to be allowed to dealers and the proceeds of the offering to the Depositor.

     If so specified in the related Prospectus Supplement, the Offered Certificates of a series will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acting as underwriter with other underwriters, if any, named therein. Alternatively, the Prospectus Supplement may specify that Offered Certificates will be distributed by Merrill Lynch acting as agent. If Merrill Lynch acts as agent in the sale of Offered Certificates, Merrill Lynch will receive a selling commission with respect to such Offered Certificates, depending on market conditions, expressed as a percentage of the aggregate Certificate Balance or Notional Amount of such Offered Certificates as of the date of issuance. The exact percentage for each series of Certificates will be disclosed in the related Prospectus Supplement. To the extent that Merrill Lynch elects to purchase Offered Certificates as principal, Merrill Lynch may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

     This Prospectus and related Prospectus Supplements may be used by the Depositor, Merrill Lynch, an affiliate of the Depositor, and any other affiliate of the Depositor when required under the federal securities laws in connection with offers and sales of Offered Certificates in furtherance of market-making activities in Offered Certificates. Merrill Lynch or any such other affiliate may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale or otherwise.

     The Depositor will agree to indemnify Merrill Lynch and any underwriters and their respective controlling persons against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments that any such person may be required to make in respect thereof.

     In the ordinary course of business, Merrill Lynch and the Depositor may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Depositor's mortgage loans pending the sale of such mortgage loans or interests therein, including the Certificates.

     The Depositor anticipates that the Offered Certificates will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of Offered
Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     As to each series of Certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any class of Certificates not offered hereby may be initially retained by the Depositor, and may be sold by the Depositor at any time to one or more institutional investors.

                                  LEGAL MATTERS

     Unless otherwise specified in the related Prospectus Supplement, certain legal matters in connection with the Certificates of each series, including certain federal income tax consequences, will be passed upon for the Depositor and for Merrill Lynch, Pierce, Fenner & Smith Incorporated by Willkie Farr & Gallagher, New York, New York.

                              FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each series of Certificates, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                     RATING

     It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which such holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                              INDEX OF DEFINITIONS

                                                                         PAGE
                                                                         ----

Accrual Certificates ...................................                12, 37
Accrued Certificate Interest ...........................                    37
Acute Care Facilities ..................................                    22
Act ....................................................                    62
ADA ....................................................                    64
ARM Loans ..............................................                    28
Assisted Living Facilities .............................                    22
Available Distribution Amount ..........................                    36
Bankruptcy Code ........................................                    59
Book-Entry Certificates ................................                13, 36
call risk ..............................................                    17
Capitalized Interest Account ...........................                10, 30
Cash Flow Agreement ....................................             1, 10, 30
CERCLA .................................................                24, 62
Certificate Account ....................................             9, 29, 45
Certificate Balance ....................................             2, 11, 38
Certificate Owner ......................................                13, 42
Certificateholders .....................................                 1, 65
Certificates ...........................................                  1, 8
Closing Date ...........................................                    67
Code ...................................................                14, 65
Commercial Properties ..................................                 8, 26
Commission .............................................                     2
Committee Report .......................................                    67
Companion Class ........................................                12, 38
Con ....................................................                    22
Contributions Tax ......................................                    76
Controlled Amortization Class ..........................                12, 38
Cooperatives ...........................................                    26
CPR ....................................................                    33
Credit Support .........................................             1, 10, 30
Cut-off Date ...........................................                    12
Debt Service Coverage Ratio ............................                    27
Definitive Certificates ................................            13, 36, 46
Depositor ..............................................                 8, 26
Determination Date .....................................                    37
Direct Participants ....................................                    42
Distribution Date ......................................                    12
Distribution Date Statement ............................                    39
DOL ....................................................                    87
DTC ....................................................         2, 13, 36, 42
Due Dates ..............................................                    28
Due Period .............................................                    39
Duff & Phelps ..........................................                    88
Equity Participation ...................................                    28
ERISA ..................................................                15, 87
Event of Default .......................................                    50
Excess Funds ...........................................                    33
Exchange Act ...........................................                     2
Exemption ..............................................                    88
extension risks ........................................                    17
FAMC ...................................................                     9
FASIT ..................................................                14, 65
FHLMC ..................................................                     9
Fitch ..................................................                    88

                                                                          PAGE
                                                                          ----

FNMA ...................................................                     9
Fraud and Abuse Laws ...................................                    23
Garn Act ...............................................                    63
GNMA ...................................................                     9
Grantor Trust Certificates .............................                14, 65
Grantor Trust Fractional Interest Certificates .........                14, 79
Grantor Trust Fund .....................................                    65
Grantor Trust Strip Certificate ........................                    79
Health Care-Related Facilities .........................                    22
holder .................................................                    62
Indirect Participants ..................................                    42
Insurance Proceeds .....................................                    45
IRS ....................................................                    67
Issue Premium ..........................................                    72
L/C Bank ...............................................                    55
Liquidation Proceeds ...................................                    45
Loan-to-Value Ratio ....................................                    27
Lock-out Expiration Date ...............................                    28
Lock-out Period ........................................                    28
Mark-to-Market Regulations .............................                    74
Master Servicer ........................................                  2, 8
MBS ....................................................              1, 9, 26
MBS Agreement ..........................................                    29
MBS Issuer .............................................                    29
MBS Servicer ...........................................                    29
MBS Trustee ............................................                    29
Merrill Lynch ..........................................                    91
Moody's ................................................                    88
Mortgage Asset Seller ..................................                 9, 26
Mortgage Assets ........................................                 1, 26
mortgage instruments ...................................                    56
Mortgage Loans .........................................              1, 8, 26
Mortgage Notes .........................................                    26
Mortgage Rate ..........................................                 9, 28
Mortgaged Properties ...................................                    26
Mortgages ..............................................                    26
Multifamily Properties .................................                 8, 26
Net Leases .............................................                    27
Net Operating Income ...................................                    27
Nonrecoverable Advance .................................                    39
Notional Amount ........................................                11, 37
OCC ....................................................                    90
Offered Certificates ...................................                     1
OID Regulations ........................................                    65
Originator .............................................                    26
PAC ....................................................                    34
Participants ...........................................                26, 42
Parties in Interest ....................................                    87
pass-through entity ....................................                    76
Pass-Through Rate ......................................                 2, 11
Permitted Investments ..................................                    45
Plans ..................................................                    87
Pooling Agreement ......................................                11, 43
Pre-Funding Account ....................................             1, 10, 28
Pre-Funding Period .....................................                    10
prepayment .............................................                    33

                                                                         PAGE
                                                                         ----

Prepayment Assumption ..................................                67, 82
Prepayment Interest Shortfall ..........................                    31
Prepayment Premium .....................................                    28
Prohibited Transactions Tax ............................                    76
Prospectus Supplement ..................................                     1
Rating Agency ..........................................                    15
RCRA ...................................................                    62
Record Date ............................................                    37
Related Proceeds .......................................                    39
Relief Act .............................................                    64
REMIC ..................................................                 1, 65
REMIC Certificates .....................................                    65
REMIC Provisions .......................................                    65
REMIC Regular Certificates .............................                13, 66
REMIC Regulations ......................................                    65
REMIC Residual Certificates ............................                13, 66
REO Property ...........................................                    47
Restricted Group .......................................                    88
Senior Certificates ....................................                11, 36
Senior Honorary ........................................                    22
Servicing Standard .....................................                    47
Skilled Nursing Facilities .............................                    22
SMMEA ..................................................                    89
SPA ....................................................                    33
Special Servicer .......................................              2, 8, 48
Standard & Poor's ......................................                    88
Stripped Interest Certificates .........................                11, 36
Stripped Principal Certificates ........................                11, 36
Sub-Servicer ...........................................                    47
Sub-Servicing Agreement ................................                    48
Subordinate Certificates ...............................                11, 36
TAC ....................................................                    34
Tiered REMICs ..........................................                    66
Title V ................................................                    64
Trust Assets ...........................................                     2
Trust Fund .............................................                     1
Trustee ................................................                  2, 8
UCC ....................................................                    57
Underwriter ............................................                    88
United States person ...................................                    79
Value ..................................................                    27
Voting Rights ..........................................                    41
Warranting Party .......................................                    44






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===============================================================================

      NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE DEPOSITOR OR BY THE UNDERWRITERS. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, THE SECURITIES OFFERED HEREBY TO ANYONE IN ANY JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT INFORMATION HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SINCE THE DATE OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS.

                              -------------------

                                TABLE OF CONTENTS

                                                                       PAGE
                                                                       -----

                              PROSPECTUS SUPPLEMENT

Summary .........................................................       S-
Risk Factors ....................................................       S-
Description of the Mortgage Pool ................................       S-
Servicing of the Mortgage Loans .................................       S-
Description of the Certificates .................................       S-
Yield and Maturity Considerations ...............................       S-
Use of Proceeds .................................................       S-
Material Federal Income Tax Consequences ........................       S-
ERISA Considerations ............................................       S-
Legal Investment ................................................       S-
Method of Distribution ..........................................       S-
Legal Matters ...................................................       S-
Ratings .........................................................       S-
Index of Principal Definitions ..................................       S-
Annex A .........................................................        A-1
Annex B .........................................................        B-1
Annex C .........................................................        C-1
Annex D .........................................................        D-1


                                   PROSPECTUS

Prospectus Supplement .............................................       2
Available Information .............................................       2
Incorporation of Certain Information by
 Reference ........................................................       3
Summary of Prospectus .............................................       8
Risk Factors ......................................................      16
Description of the Trust Funds ....................................      26
Yield and Maturity Considerations .................................      31
The Depositor .....................................................      36
Use of Proceeds ...................................................      36
Description of the Certificates ...................................      36
Description of the Pooling Agreements .............................      43
Description of Credit Support .....................................      54
Certain Legal Aspects of Mortgage Loans ...........................      56
Material Federal Income Tax Consequences ..........................      65
State and Other Tax Considerations ................................      87
ERISA Considerations ..............................................      87
Legal Investment ..................................................      89
Method of Distribution ............................................      91
Legal Matters .....................................................      92
Financial Information .............................................      92
Rating ............................................................      92
Index of Principal Definitions ....................................      93



                             MERRILL LYNCH MORTGAGE
                                 INVESTORS, INC.
                                   (DEPOSITOR)

                                    $
                               CLASS A AND CLASS B
                              MORTGAGE PASS-THROUGH
                                  CERTIFICATES
                                 SERIES 199
                           VARIABLE PASS-THROUGH RATE

                              ---------------------
                              PROSPECTUS SUPPLEMENT
                              ---------------------


                               MERRILL LYNCH & CO.





                                 ______________, 199

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the SEC registration fee, are estimated.

--------------------------------------------------------------------------------
Registration Fee...............................      $      295
Rating Agency Fees.............................         500,000*
Printing and Engraving Expenses................         100,000*
Accounting Fees and Expenses...................         125,000*
Legal Fees and Expenses........................         400,000*
Blue Sky and Legal Investment Fees and Expenses          25,000*
Trustee Fees and Expenses......................          50,000*
Miscellaneous..................................          50,000*
                                                     ----------
Total..........................................      $1,125,295
                                                     ===========
--------------------------------------------------------------------------------

*    Estimates based on the offering of a single series of Certificates.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The proposed form of Underwriting Agreement provides that the Underwriters are obligated under certain circumstances to indemnify the Registrant's directors, each of the Registrant's officers who signed this Registration Statement, and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Act"), against certain liabilities, including liabilities arising under the Act.

     The Registrant's By-laws provide for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

     Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they are or were such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

     The Pooling and Servicing Agreement pursuant to which each series of Certificates will be issued (the "Pooling Agreement") will provide that no director, officer, employee or agent of the Registrant will be under any liability to the trust fund created thereunder (the "Trust Fund") or the holders of the Certificates issued thereunder, except for such individual's own willful misfeasance, bad faith or gross negligence in the performance of duties thereunder, or by reason of reckless disregard of such obligations or duties. The Pooling Agreement will provide further that, with the exceptions stated above, a director, officer, employee or agent of the Registrant will be entitled to indemnification by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to the Pooling Agreement or the Certificates issued thereunder.

ITEM 16.  EXHIBITS.

Exhibits--
1(a)--     Form of Underwriting Agreement.*
4(a)--     Form of Pooling and Servicing Agreement.*
5(a)--     Opinion of Willkie Farr & Gallagher with respect to legality.
8(a)--     Opinion of Willkie Farr & Gallagher (included as part of
           Exhibit 5(a)).
23(a)-- Consent of Willkie Farr & Gallagher (included as part of Exhibit 5(a) and Exhibit 8(a)).
24(a)--    Power of Attorney (included on page II-4).

----------
* Incorporated by reference to the Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on April 15, 1993 (File No. 33-61112).

ITEM 17. UNDERTAKINGS.

A. The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of the prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in this registration statement;

provided however, that paragraphs (A)(1)(i) and (A)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

D. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

E. The Registrant reasonably believes that the security rating requirement for the eligibility of this Form S-3 will be met at the time of sale for each series of Certificates.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 23, 1998. Merrill Lynch Mortgage Investors, Inc.


                                     By: /S/ MICHAEL M. MCGOVERN
                                         --------------------------------
                                         NAME: MICHAEL M. MCGOVERN
                                         TITLE: SECRETARY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Michael M. McGovern, Jeffrey W. Kronthal, Michael J. Normile, Peter J. Cerwin and Bruce Ackerman, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on June 23, 1998.

            SIGNATURE                    TITLE
            ---------                    -----


      /s/ JEFFREY W. KRONTHAL    President and Chairman of the
      ------------------------     Board of Directors
      (JEFFREY W. KRONTHAL)


      /s/ MICHAEL J. NORMILE     Director
      ------------------------
      (MICHAEL J. NORMILE)


      /s/ DONALD J. PUGLISI      Director
      ------------------------
      (DONALD J. PUGLISI)


      /s/ MICHAEL M. MCGOVERN    Director
      ------------------------
      (MICHAEL M. MCGOVERN)


                                 EXHIBIT INDEX

Exhibit No.                      Description of Exhibits                                                  Page No.
-----------                      -----------------------                                                  --------
    1(a)--Form of Underwriting Agreement.*

    4(a)--Form of Pooling and Servicing Agreement.*

    5(a)--Opinion of Willkie Farr & Gallagher with respect to legality.

    8(a)--Opinion of Willkie Farr & Gallagher (included as part of Exhibit 5(a)).

   23(a)--Consent of Willkie Farr & Gallagher (included as part of Exhibit 5(a) and Exhibit 8(a)).

   24(a)--Power of Attorney (included on page II-4 of Form S-3).

-----------

* Incorporated by reference to the Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on April 15, 1993 (File No. 33-61112).